As Filed with the Securities and Exchange Commission on April 27, 2007

Registration File No. 333-45963

811-7337

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 12	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 28	☒

(Check appropriate box or boxes)

Protective Variable Life Separate Account

(Exact name of registrant)

Protective Life Insurance Company

(Name of depositor)

2801 Highway 280 South
Birmingham, Alabama 35223

(Address of depositor’s principal executive offices)

(800) 265-1545

Depositor’s Telephone Number, including Area Code

DAVID M. LOPER, Esq.
2801 Highway 280 South
Birmingham, Alabama 35223

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2007 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☐	On May 1, 2007 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Individual

Modified Single Premium Variable and Fixed Life Insurance Policies

PROSPECTUS

May 1, 2007

Protective Preserver
Single Premium Plus
An Individual Modified Single Premium Variable and Fixed Life Insurance Policy

Issued by

Protective Variable Life Separate Account

and

Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223

Telephone: (800) 265-1545

This Prospectus describes the Protective Preserver individual modified single premium variable and fixed life insurance policies (the “Policy”) issued by Protective Life Insurance Company (the “Company” or “Protective Life”). The Policy may be issued to individuals or groups. The Policy is designed to provide insurance protection on the life of the Insured  named in the Policy.

This prospectus also describes the Protective Single Premium Plus (also known as The Protective SPVL in some states) which was offered by Protective in most states prior to June 2002 but is no longer available for sale. References in this prospectus to the Policy will also refer to the Single Premium Plus unless the context otherwise requires.

This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Additional fees and charges may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

The Policy is a modified endowment contract for federal income tax purposes, except in certain cases described under “Tax Considerations”. A loan, distribution, or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract. Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

Generally, the minimum initial premium accepted by Protective is $10,000. Protective reserves the right to allocate the initial premium to the Oppenheimer Money Fund Sub-Account or to the Fixed Account during the Cancellation Period. At the end of the Cancellation Period, any amount so allocated will be transferred to the Funds specified in the Owner’s application.

The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy.

You have a number of investment choices in this Policy. You may allocate your Policy’s value to the Guaranteed Account, which credits a specified rate of interest (where we bear the investment risk), or among 47 variable investment options (where you have the investment risk) with Funds from:

•  Goldman Sachs Variable Insurance Trust

•  Van Kampen Life Investment Trust

•  The Universal Institutional Funds, Inc.

•  MFS® Variable Insurance Trust

•  Oppenheimer Variable Account Funds

•  Fidelity® Variable Insurance Products Funds

•  Lord Abbett Series Fund, Inc.

•  Franklin Templeton Variable Insurance Products Trust

A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

Please note that the Policies and/or the Funds:

•  are not guaranteed to provide any benefits;

•  are not insured by the FDIC or any other government agency;

•  are not bank deposits or other obligations of a bank and are not bank guaranteed; and

•  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner’s ability to litigate such disputes.

Table of Contents

Policy Benefits/Risks Summary	3
Policy Benefits	3
Policy Risks	5
Fund Risks	7
Fee Table	8
The Policy	14
Premiums	16
Calculation of Policy Value	17
Death Benefit Proceeds	18
Transfers of Policy Value	19
Surrenders and Withdrawals	23
Policy Loans	24
Suspension or Delays in Payments	27
Policy Lapse and Reinstatement	27
The Company and the Guaranteed Account	28
The Variable Account and the Funds	30
Goldman Sachs Variable Insurance Trust	32
Van Kampen Life Investment Trust	34
The Universal Institutional Funds, Inc.	34
MFS® Variable Insurance Trust	33
Oppenheimer Variable Account Funds	33
Fidelity® Variable Insurance Products Funds	30
Lord Abbett Series Fund, Inc.	32
Franklin Templeton Variable Insurance Products Trust	31
Charges and Deductions	37
Tax Considerations	42
Supplemental Riders and Endorsements	47
Exchange Privilege	49
Effects of the Exchange Offer	51
Use of the Policy	51
State Variations	52
Sale of the Policies	52
Legal Proceedings	54
Arbitration	54
Financial Statements	54
Glossary	55
Statement of Additional Information Table of Contents	57
Appendix A	A-1
Appendix B	B-1

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy’s important benefits and risks. The sections in the Prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

The Policy is an individual modified single premium variable and fixed life insurance policy for individuals and certain groups.

Purposes of the Policy

The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy’s long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Death Benefit

If the Insured dies while the Policy is in force, we pay a death benefit to your beneficiary. The Death Benefit Proceeds generally pass to the beneficiary free of federal and state income tax at the death of the Insured.

The Death Benefit is equal to the greater of:

•        The current Face Amount; or

•        A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens, (i.e., payments made under an accelerated death benefit rider or endorsement) interest on loans or liens, or unpaid charges. You may increase the Face Amount on your Policy under certain circumstances.

Investment Options

You may invest in your choice of up to 47 different investment options, as well as the Guaranteed Account, within your Policy.

Cancellation Privilege

For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund.

Lapse Protection Rider — Protective Preserver

You may purchase this optional rider on the Protective Preserver Policy. This rider provides lapse protection under the Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. There is a charge for this rider. This rider is not available on Policies with carryover loans.

Exchange Privilege

You may exchange an existing life insurance policy for this Policy, subject to certain restrictions.

Policy Value Credit — Protective Preserver

Subject to the conditions described further on in the Prospectus, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to your Protective Preserver Policy. On Policy Anniversaries after the tenth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1% of the unloaned Policy Value. The Policy Value Credit is not available on the Single Premium Plus (or the Protective SPVL) Policies.

Transfers

Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Guaranteed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor frequent transfers, including “market timing” transfers.

•       Dollar-Cost Averaging.   You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) subject to the following restrictions: no transfers may be made into the DCA Fixed Account, the Fixed Account or the Sub-Account investing in the Oppenheimer Money Fund. You must have a Policy Value of at least $5,000 in the source Sub-Account or the Guaranteed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months. Dollar cost averaging from the DCA Fixed Account is only available at the time of application, and may offer a higher current credited rate of interest. The maximum period for dollar cost averaging from the DCA Fixed Account is 12 months.

•       Portfolio Rebalancing.   You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts (“Portfolio Rebalancing”). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

Withdrawals

You may take money out of your Policy at any time while the Policy is in force and the Insured is still living, subject to certain restrictions. The minimum withdrawal amount is $500.

•       Annual Withdrawal Amounts.   Subject to certain restrictions, each Policy Year you may withdraw a certain amount, equal to the greater of the Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid, without incurring a surrender charge or premium tax recovery charge. During the first Policy Year, the Annual Withdrawal Amount is equal to 10% of the initial premium. Thereafter, it is equal to 10% of cumulative premiums paid as of the last Policy Anniversary, minus any previous withdrawals.

Loans

You may borrow using your Policy Value as collateral at any time while the Policy is in force and the Insured is still living. Generally the minimum amount you may borrow is $500 and the maximum is 90% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) that is outstanding on the date your loan request is received at the Home Office. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Guaranteed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Except in the case of a carry-over or Preferred Loan, annual interest rates charged for loans are 6.0% in all Policy Years. If the Surrender Value of the Policy exceeds premiums paid a Preferred Loan will be available. A carry-over loan is a loan which is transferred from another policy that is exchanged under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life. For Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and for Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon, the current annual interest rate charged on a carry-over loan or the Preferred Loan portion of the outstanding Policy Debt is 3.0% (4.0% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon). You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing will generally have tax consequences.

Settlement Options

You may choose a variety of ways to receive the proceeds of the Policy.

Comprehensive Long-Term Care Accelerated Death Benefit Rider

This rider provides an accelerated payment of part of the Policy’s Death Benefit to the Owner if the Insured has a qualifying chronic illness and is confined to a nursing home facility or receiving home health care, assisted living care or adult day care (subject to the terms and conditions of the rider). This rider is not available in all states. State variations apply. There is a charge for this rider.

Waiver of Surrender Charge Endorsement

Under certain circumstances, a waiver of surrender charges will be available after the first Policy Year if the Owner of the Policy enters a Nursing Home or is diagnosed as having a terminal illness.

Policy Risks

Investment Risk

If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Guaranteed Account, then we credit your Policy Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy’s specification page.

Risk of Lapse

Unless the optional lapse protection rider is in effect, if your Surrender Value (without taking into account any liens on the Policy) on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. We will send you notice of the premium required to prevent Lapse. You have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. If you purchase the optional lapse protection rider offered on the Protective Preserver Policy, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy.

Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies during the first 9 Policy Years following each premium payment. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and liens (including accrued interest). You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

Withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals in excess of the greater of the Annual Withdrawal Amount or the amount by which the Surrender Value exceeds premiums paid, will be subject to surrender charges and premium tax recovery charges during the first nine Policy Years. Withdrawals will reduce the Face Amount of the Policy.

A surrender will generally have tax consequences.

Tax Risks

We anticipate that the Policy should generally be treated as a life insurance contract under federal income tax law. There is less guidance, however, with respect to Policies issued on a substandard issue basis. Therefore, it is not clear whether such Policies will in all cases satisfy the applicable requirements. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you generally should not be considered to be in receipt of any portion of your Policy’s Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

The Policy will generally be considered a modified endowment contract. If the Policy is a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Owner is under age 59 1/2  at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See “Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Guaranteed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If the Policy is a modified endowment contract, certain amounts may be subject to income tax. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

A lapse protection rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy.

Specialized Uses of the Policy

Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus. Please refer to the Funds’ prospectuses for more information.

FEE TABLES
Protective Preserver

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Protective Preserver Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Guaranteed Account, and make withdrawals.

Protective Preserver Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:(1)	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years following each premium payment	9.00% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years	9.00% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years
Premium Tax Recovery Charge:(1)	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years
Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

(1)          The charge decreases each Policy Year until it reaches zero after the 9th Policy Year following the applicable premium payment.

(2)   Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Protective Preserver Policy, not including the Funds’ fees and expenses.

Protective Preserver Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:(3)(4)	On the Policy Effective Date and each Monthly Anniversary Day	0.06% multiplied by the Policy Value (0.70% on an annualized basis)	0.06% multiplied by the Policy Value (0.07% on an annualized basis)
Cost of Insurance:(3)(5)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $116.13 per $1,000 of net amount at risk	$0.06 - $59.24 per $1,000 of net amount at risk
Charge for a 78 year old female in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$4.64 per $1,000 of net amount at risk	$4.62 per $1,000 of net amount at risk
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount

0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.042% in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.50% of such amount

(3)          These charges have been rounded to the nearest hundredth percent. Please see “Charges and Deductions” for additional information.

(4)   In Maryland, the Monthly Policy Expense Charge for Policy Years 1-10 is .092% and .058% for Policy Years 11 and thereafter (annualized 1.10% for Policy Years 1-10, .70% for Policy Years 11 and thereafter).

(5)          Cost of insurance charges vary based on individual characteristics such as the Insured’s Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, premiums, and riders requested.

Protective Preserver Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 (waived for Policies with Policy Value of $50,000 or greater)
Net Cost of Loans(6)	On each Policy Anniversary, as applicable(7)

3.00% (annually) for standard loans in Policies applied for on or after 12/19/2003 in states other than Illinois, Massachusetts and Oregon, and in Policies applied for on or after 1/26/04 in Illinois, Massachusetts and Oregon (2.00% for Policies applied for before 1/26/04 in Illinois, Massachusetts and Oregon and for Policies applied for in all states before 12/19/2003); 0.25% for carryover/preferred loans

			2.00% (annually) for standard loans; 0.00% for carryover/ preferred loans
Supplemental (Optional) Rider Charges:
Lapse Protection Rider(8)(9)	On the Effective Date and on each Monthly Anniversary Day	0.02% of the Policy Value (0.25% on an annualized basis)	0.02% of the Policy Value (0.25% on an annualized basis)
Comprehensive Long-Term Care Accelerated Death Benefit Rider(10)	On the Effective Date and on each Monthly Anniversary Day	$75.00	$0.25 per $1,000 of Face Amount, guaranteed not to exceed $75.00 per month

(6)          The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(7)          As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured’s death.

(8)          These charges have been rounded to the nearest hundredth percent. Please see “Supplemental Riders and Endorsements” for additional information.

(9)   In Texas, the maximum guaranteed charge is $0.005 per $1,000 of Face Amount (which is equivalent to an annual rate of $0.06 per $1,000 of Face Amount), not to exceed $0.75 per month ($9.00 on an annualized basis. The current charge is $0.005 per $1,000 of Face Amount (which is equivalent to an annual rate of $0.06 per $1,000 of Face Amount), not to exceed $0.75 per month ($9.00 on an annualized basis

(10)   State variations of this rider will affect the rider charges, please consult your registered representative for additional information.

Single Premium Plus

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Single Premium Plus Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Single Premium Plus Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:(11)	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years following each premium payment	9% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years	9% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years
Premium Tax Recovery Charge:(11)	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years
Transfer Fee:(12)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

(11)   The charge decreases each Policy Year until it reaches zero after the 9th Policy Year following the applicable premium payment.

(12) Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Single Premium Plus Policy, not including the Funds’ fees and expenses.

Single Premium Plus Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:(13)	On the Policy Effective Date and each Monthly Anniversary Day	0.06% multiplied by the Policy Value (0.70% on an annualized basis)	0.06% multiplied by the Policy Value (0.70% on an annualized basis)
Cost of Insurance:(13)(14)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $116.13 per $1,000 of the net amount at risk

The lesser of 0.05% multiplied by the Policy Value during Policy Years 1 through 10; 0.05% multiplied by the Policy Value in Policy Years 11 and thereafter OR the Guaranteed Maximum Monthly Cost of Insurance

Charge for a 70 year old female in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$1.86 per $1,000 of the net amount at risk

The lesser of 0.05% multiplied by the Policy Value during Policy Years 1 through 10; 0.05% multiplied by the Policy Value in Policy Years 11 and thereafter OR the Guaranteed Maximum Monthly Cost of Insurance

(13) These charges have been rounded to the nearest hundredth percent. See “Charges and Deductions” for additional information.

(14)   The maximum cost of insurance charges vary based on individual characteristics such as the Insured’s Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. The maximum cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested.

Single Premium Plus Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount

0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.042% in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.50% of such amount

Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 (waived for Policies with Policy Value of $50,000 or greater)
Net Cost of Loans(15)	On each Policy Anniversary, as applicable(16)	2.00% (annually) for standard loans; 0.25% for carry-over/preferred loans	2.00% (annually) for standard loans; 0.00% for carry-over/preferred loans
Supplemental (Optional) Rider Charges:
Comprehensive Long-Term Care Accelerated Death Benefit Rider(17)	On the Effective Date and on each Monthly Anniversary Day	0.01% multiplied by the Policy Value up to $250,000 (0.15% on an annualized basis); no additional charge on Policy Value in excess of $250,000	0.01% multiplied by the Policy Value up to $250,000 (0.15% on an annualized basis); no additional charge on Policy Value in excess of $250,000

(15) The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(16)   As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured’s death.

(17)   These charges have been rounded to the nearest hundredth percent. Please see “Supplemental Riders and Endorsements” for additional information.

FUND EXPENSES

The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds during the fiscal year ended December 31, 2006. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses:

RANGE OF EXPENSES FOR THE FUNDS
	Minimum		Maximum
Total Annual Fund Operating Expenses	0.20%	-	1.45%*
(total of all expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses)

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund’s expenses.

Please see Appendix B for information on Fund expenses for Funds no longer available for additional investment. For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see “Sale of the Policies.”

THE POLICY

Purchasing a Policy

To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 85 if evidence of insurability satisfies Protective Life’s underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life’s underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Your insurance will not take effect until you pay your minimum initial premium.

In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to “Policy” in this Prospectus include certificates, unless the context requires otherwise.

Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age or over age 80.

In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to “backdate” a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements. Charges for the Monthly Deduction and any applicable rider charges for the backdated period are deducted as of the Policy Effective Date.

The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner’s death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life’s Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

(1)         10 days after you receive your Policy, or

(2)         45 days after you sign your application,

Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

(1)         the difference between premiums paid and amounts allocated to the Guaranteed Account or the Variable Account,

(2)         Guaranteed Account Value determined as of the Valuation Day the returned Policy is received, and

(3)         Variable Account Value determined as of the Valuation Day the returned Policy is received.

This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Changes in the Policy or Benefits

At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

PREMIUMS

Minimum Initial Premium.   The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, and any supplemental riders requested by the applicant, but it must be at least $10,000. Consult your sales representative for information about the initial premium required for the coverage you desire.

Additional Premiums.   After the first Policy Anniversary, Protective will accept, subject to the limitations described below, additional premium payments. Protective reserves the right to apply all additional premium payments as repayments of Policy Debt, if any. Additional premium may be required to maintain the Policy, depending on investment performance.

Premium Limitations.   Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner’s designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

Unless otherwise determined by Protective, additional premium payments must be at least $10,000 and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount of any premium payment. Any additional premium payments made will generally require an increase in the Face Amount of the Policy and therefore will be subject to evidence of insurability. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. (See “Tax Considerations”.) Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance.

Premium Allocations

You must indicate in the application how premium payments are to be allocated to the Sub-Accounts, the Fixed Account, and/or the DCA Fixed Account. These allocation instructions apply to both initial and subsequent premium payments, except that subsequent premium payments may not be allocated to the DCA Fixed Account. You may change the allocation instructions in effect at any time by Written Notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts, Fixed Account and DCA Fixed Account must be equal to 100% of any premium payment. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which premium payments may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts, Fixed Account and DCA Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 3% of any premium payment.

For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial premium to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all premiums will be allocated according to your allocation instructions then in effect.

If Protective Life receives a premium payment not requiring additional underwriting at the Home Office before 3:00 P.M. Central Time, Protective Life will process the payment as of the Valuation Day it is received.  Protective Life processes premium payments received at the Home Office at or after 3:00 P.M. Central Time as of the next Valuation Day. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, premium payments received will be allocated in accordance to your allocation instructions then in effect.

CALCULATION OF POLICY VALUE

Variable Account Value

The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy’s Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

Determination of Units.   For each Sub-Account, the Net Premium or unloaned Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the premium(s) or transferred amount is invested in the Sub-Account. Therefore, premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

Determination of Unit Value.   The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

Net Investment Factor.   The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)         is the result of:

a.                  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.                 the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

c.                  a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2)         is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Guaranteed Account Value

The Guaranteed Account Value under a Policy at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account and the DCA Fixed Account, less (4) transfers from the Fixed Account and the DCA Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account and the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges deducted, less (7) loans, less (8) certain Monthly Deductions. See “The Guaranteed Account,” for a discussion of how interest is credited to the Fixed Account and the DCA Fixed Account.

Policy Value Credit — Protective Preserver

Subject to the conditions described below, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to a Protective Preserver Policy. The

amount of the credit depends on the unloaned Policy Value at the end of the appropriate Policy Year. On Policy Anniversaries after the tenth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to 0.50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1.00% of the unloaned Policy Value. No credit is made on Policy Anniversaries if the unloaned Policy Value at the end of the Policy Year is less than $50,000 or on Policy Anniversaries one through nine.

When made, the Company allocates credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner’s allocation instructions for premiums. Credits to Policy Value are not subject to the premium expense charge or the Surrender Charge and are not treated as premium for tax purposes.

The Policy Value Credit may not be available on the Protective Preserver Policy in all states. Please consult your registered representative for more information. The Policy Value Credit is not available on the Protective Single Premium Plus Policy.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured’s death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner’s estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option.

Please note that any death benefit payment we make in excess of the Policy Value, including payments under any rider, is subject to our financial strength and claims-paying ability.

Calculation of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured’s death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

The Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured’s death, or (2) a specified percentage of Policy Value as of such date.

The specified percentage is 250% when the Insured has reached an “Attained Age” of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 at death. The Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. A table showing these percentages for Attained Ages 0 to 95 and an example of Death Benefit calculations are found in Appendix A.

If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured’s death to the date of payment.

Policy Value and in some instances the Death Benefit are impacted by investment experience, separate account charges and fund expenses. The Death Benefit is also affected by withdrawals and decreases in Face Amount and the Death Benefit Proceeds are affected by Policy Debt and liens on the Policy (including accrued interest) and any past due Monthly Deductions (if the Insured died during the grace period).

Increasing the Face Amount

On or after the first Policy Anniversary, the Owner may request an increase in the Face Amount. Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured’s Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount.

As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, you may exercise the privilege by canceling any increase in Face Amount within the prescribed cancellation period. In such an event, unless you request otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above.

Impact on Lapse Protection Rider.   A Lapse Protection Rider on a Protective Preserver Policy will terminate as of the effective date of any increase in Face Amount under the Policy. If the termination of the Lapse Protection Rider will cause the Protective Preserver Policy to fail to qualify as a life insurance contract under applicable tax laws, Protective may reject the loan request.

Decreasing the Face Amount.   In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective’s then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective.

Settlement Options

The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized in the SAI. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

TRANSFERS OF POLICY VALUE

Upon receipt of Written Notice to Protective Life at the Home Office you may transfer the Fixed Account Value, DCA Fixed Account or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions described below. Transfers (including telephone transfers — described below) received at the Home Office before 3:00 P.M. Central Time are processed as of the Valuation Day the request is received at the Home Office. Requests received at or after 3:00 P.M. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See “Suspension or Delay of Payments”. The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account or DCA Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s), the Fixed Account and/or the DCA Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500, or 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum period that amounts may remain in the DCA Fixed Account is 12 months. (See “Dollar-Cost Averaging”.) No transfers may be made into the DCA Fixed Account.

Limitations on frequent transfers, including “market timing” transfers.   Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries or owners of other variable life insurance policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•       Increased brokerage trading and transaction costs;

•      Disruption of planned investment strategies;

•      Forced and unplanned liquidation and portfolio turnover;

•       Lost opportunity costs; and

•       Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Policy Owners.

In order to try to protect our Policy Owners and the Funds from the potential adverse effects of frequent transfer activity, the Company has implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Policy Owners beneficiaries and Policy Owners of other variable life policies we issue that invest in the Variable Account.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting transfers for that Policy or group of Policies. All transfer requests for the affected Policy or group of Policies must be made by Written Notice. We notify the affected Policy Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds’ policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds.  However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions. We will notify the Policy Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Policy Owner’s transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each of the Funds for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Policy Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Policy Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Reservation of Rights

Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Telephone Transfers

Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider’s,  your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Dollar-Cost Averaging

If you elect at the time of application or (other than in connection with the DCA Fixed Account) at any time thereafter by Written Notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts subject to the following restrictions: no transfers may be made into the DCA Fixed Account, the Fixed Account, or the Sub-Account investing in the Oppenheimer Money Fund. This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

You may generally elect dollar cost averaging for periods of at least 6 months but no longer than 48 months, however, the maximum period for dollar cost averaging amounts from the DCA Fixed Account is 12 months. Dollar cost averaging from the DCA Fixed Account is only available at the time of application, and may offer a higher current credited rate of interest. From time to time, we may offer different maximum periods for dollar cost averaging amounts from the DCA Fixed Account. To elect dollar cost averaging from other than the DCA Fixed Account, the Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of the election. Automatic tranfers for dollar cost averaging are subject to all transfer restrictions other than the restriction on the maximum transfer amount from the Fixed Account. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3)  the Owner, by Written Notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election. Any time dollar cost averaging transfers end, but in no event later than the first Policy Anniversary, all Policy Value remaining in the DCA Fixed Account will be transferred to the Sub-Accounts chosen as the destination Funds for dollar-cost averaging.

Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days’ Written Notice.

Portfolio Rebalancing

At the time of application or at any time thereafter by Written Notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts (“Portfolio Rebalancing”). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account or the DCA Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may begin on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable

Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days’ Written Notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. Protective Life will process any surrender request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A surrender charge and premium tax recovery charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated.

Withdrawal Privileges

At any time while the Policy is in force and prior to the Insured’s death, an Owner, by Written Notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus any applicable surrender charges and premium tax recovery charges, from Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. Protective Life will process any withdrawal request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A withdrawal will have tax consequences.

The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account and/or the DCA Fixed Account. Withdrawals will result in the cancellation of units from each applicable Sub-Account and/or the reduction in the Guaranteed Account Value. If the Owner does not specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account, the Fixed Account and the DCA Fixed Account is based on the proportion that such Sub-Account Value(s) and Guaranteed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days. The Company reserves the right to decline to process a withdrawal if, after the withdrawal, the Policy Value would be less than ten percent of the current Face Amount. Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum for the Policy or cause the Policy to fail to qualify as a life insurance contract, as provided below under Decreasing the Face Amount.

Withdrawals.   At any time prior to the Insured’s death and while this Policy is in force, the Owner(s) may make a written request for a withdrawal of Policy Value. In order to request a withdrawal during the first Policy Year, the Owner must have made an initial premium payment of at least $10,000. On or after the first Policy Anniversary, in order to request a withdrawal the Policy Value must be at least $10,000 as of the date that we receive the request. A surrender charge and premium tax recovery charge may apply if the cumulative amount of the withdrawals exceeds the Annual Withdrawal Amount or the amount by which your Policy Value exceeds premium paid.

Annual Withdrawal Amounts.   The Annual Withdrawal Amount is an annual amount the Owner may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge. The Annual Withdrawal amount is:

(a)   an amount equal to ten percent of the initial premium paid if the withdrawal request is received during the first Policy Year, or

(b)   the amount equal to ten percent of cumulative premiums paid as of the last Policy Anniversary, net of all premium payments withdrawn, if the withdrawal is received after the first Policy Year.

In addition, surrender and premium tax recovery charges will not apply if the aggregate amount withdrawn does not exceed the amount by which your Policy Value exceeds premiums paid.

Decreasing the Face Amount.   In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective’s then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective.

The proportionate face amount decrease will be determined by the following formula:

F × (P – W)/P

Where:	F	=	Current Face Amount
	P	=	Policy Value
	W	=	Withdrawal Amount (including any applicable surrender charges and premium tax recovery charges)

POLICY LOANS

You may obtain three types of loans under a Policy, a standard loan, a carry-over loan or a Preferred Loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life and can only be executed at the time of issue. A Preferred Loan will be available on the portion of the Loan Account equal to the amount by which Surrender Value exceeds total premiums paid. At any time while the Policy is in force and while the Insured is still living, you may borrow from Protective Life using the Policy as the security for the loan. Policy loans must be requested by Written Notice received at the Home Office. Generally, the minimum loan amount is $500 and the maximum loan amount is 90% of the Policy’s Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day that your loan request is received. State variations may apply. Outstanding Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Impact on Lapse Protection Rider.   A Lapse Protection Rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy. If the termination of the Lapse Protection Rider will cause the Protective Preserver Policy to fail to qualify as a life insurance contract under applicable tax laws, Protective may reject the loan request.

Loan Collateral

When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Guaranteed Account and into a Loan Account established for the Policy. Like the Guaranteed Account, a Policy’s Loan Account is part of Protective Life’s general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account and DCA Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account and DCA Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account and/or the DCA Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value and/or the DCA Fixed Account bears to the total unloaned Policy Value.

Loan Repayment

You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify in writing that any additional premiums paid while a loan is outstanding be applied as loan repayments. When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated.

Interest

Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates Charged
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	5.0%	6.0%	3.0%	3.25%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts, and Oregon and before January 26, 2004 in Illinois, Massachusetts and Oregon)	6.0%	6.0%	4.0%	4.25%
Single Premium Plus	6.0%	6.0%	4.0%	4.25%

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the interest payment is received prior to or on the policy anniversary date it will be applied as of the anniversary date. If the interest payment is received after the anniversary date it will be applied as of the Valuation Day it is received and credited as a partial loan repayment.

Protective Life credits interest on any outstanding loan at the following effective annual rates:

Loan Interest Rates Credited
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	3.0%	3.0%	3.0%	3.0%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon)	4.0%	4.0%	4.0%	4.0%
Single Premium Plus	4.0%	4.0%	4.0%	4.0%

Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated.

The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	2.0%	3.0%	0.0%	0.25%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts and Oregon and before January 26, 2004 in Illinois, Massachusetts and Oregon)	2.0%	2.0%	0.0%	0.25%
Single Premium Plus	2.0%	2.0%	0.0%	0.25%

Non-Payment of Policy Loan

If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

If the Loan Account Value exceeds the Cash Value less any lien and accrued interest ( i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (and any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

Effect of Policy Loans

A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Guaranteed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account and/or the DCA Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a “modified endowment contract,” loans may be currently taxable and subject to a 10% penalty tax. See “Tax Considerations,” for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the Valuation Day of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also “Payments from the Fixed Account”.)

In certain circumstances, applicable federal law may require Protective Life to “freeze” your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator.

POLICY LAPSE AND REINSTATEMENT

Lapse

A Policy will Lapse if its Surrender Value (without taking into account any liens (including accrued interest) on the Policy) is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value.

In the event of a Policy default, you have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured’s death as well as any unpaid Policy Debt or liens (including accrued interest). (See “Death Benefit Proceeds”.) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse.

Lapse Protection Rider.   An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. While the rider is effective Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. Some state variations may apply.

Reinstatement

An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period with interest not to exceed an effective annual rate of 6.00%, if required by the Company, and (b)  which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (6) the Policy has not been surrendered. The “Approval Date” of a reinstated Policy is the date that Protective Life approves the Owner’s request for reinstatement and requirements 1-6 above have been met.

THE COMPANY AND THE GUARANTEED ACCOUNT

Protective Life Insurance Company

Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our offices are located in Birmingham. Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2006, we had total assets of approximately $39.2 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $39.8 billion at December 31, 2006. To find out more information about us, go to www.protective.com.

The Guaranteed Account

The Guaranteed Account is comprised of the Fixed Account and the DCA Fixed Account which consist of assets owned by Protective with respect to the Policies, other than those in the Variable Account. Both are part of Protective’s general account assets. Protective’s general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective’s general creditors. Subject to applicable law, Protective has sole discretion over the investment of the assets of the Fixed Account and the DCA Fixed Account. Guarantees of premiums allocated to the Fixed Account and the DCA Fixed Account, and interest credited thereto, are backed by Protective. The Guaranteed Account Value is calculated daily. (See “Guaranteed Account Value”.)

The interests in the Guaranteed Account have not been, and are not required to be, registered under the Securities Act of 1933 and neither the Guaranteed Account nor other components of the Company’s General Account have been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Account, the Company’s General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Account. The disclosure regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Guaranteed Account

Protective guarantees that the interest credited during the first Policy Year to the initial premium payment allocated to the Fixed Account or the DCA Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent premiums allocated to the Fixed Account or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the premium(s) is received by Protective at the Home Office or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the premium(s) is allocated or the date that the transfer is made.

After an interest rate guarantee expires as to a premium payment or amount transferred, (i.e., 12 months after the premium(s) or transfer is placed in the Guaranteed Account) we will credit interest on the Guaranteed Account Value attributable to such premium or transferred amount remaining in the Fixed Account at the current interest rate in effect. New current interest rates are effective for such Guaranteed Account Value for 12 months from the time that they are first applied. Protective, in its sole discretion, may declare a new current interest rate from time to time. For Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon, Protective will credit annual effective interest rates of not less than 3.00% (4.00% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon). Because Protective anticipates changing the current interest rates for accounts within the Guaranteed Account from time to time, allocations to accounts within the Guaranteed Account may be credited with different current interest rates. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Account are accounted for on a “first-in-first-out” (FIFO) basis independently applied to the Fixed Account.

Guaranteed Account Value

The Guaranteed Account Value at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account; plus (2) amounts transferred to the Fixed Account; plus (3)  interest credited to the Fixed Account and the DCA Fixed Account; less (4) transfers from the Fixed Account or the DCA Fixed Account (including any transfer fees deducted) less (5) withdrawals from the Fixed Account or the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges less (7)  loans, less (8) certain Monthly Deductions. Because Protective, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to the Fixed Account and the DCA Fixed Account and transfers to the Fixed Account will be credited with different current interest rates.

Payments from the Guaranteed Account

Payments from the Fixed Account and/or the DCA Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective receives the written request. If a payment from the Fixed Account and/or the DCA Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3.00% per year for Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon (4.00% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon) (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies of practices or the Variable Account.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life’s general account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

The Variable Account is divided into 47 Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

Additional Sub-Accounts may be available for certain Policies issued before May 1, 2002. Please see Appendix B for more information.

The Funds

Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management, Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management, Inc., doing business as Van Kampen; Oppenheimer Variable Account Funds (the “Oppenheimer Funds”) managed by Oppenheimer Funds,  Inc.; MFS® Variable Insurance Trust (the “MFS Funds”) managed by MFS Investment Management; Fidelity® Variable Insurance Products Funds (the “Fidelity Funds”) managed by Fidelity Management & Research Company and subadvised by Bankers Trust Company, in the case of the Fidelity VIP Index 500 Portfolio, SC, and FMR Co., Inc. in the case of the Fidelity VIP Growth Portfolio, SC and Fidelity VIP Contrafund® Portfolio, SC; Lord Abbett Series Fund, Inc. (the “Lord Abbett Funds”) managed by Lord, Abbett & Co; or Franklin Templeton Variable Insurance Products Trust managed by Franklin Templeton Distributors, Inc.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class 2

This Fund seeks long-term capital appreciation.

VIP Equity-Income Portfolio, Service Class 2

This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500sm Index (S&P 500®).

VIP Growth Portfolio, Service Class 2

This Fund seeks to achieve capital appreciation.

VIP Index 500 Portfolio, Service Class 2

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

VIP Investment Grade Bond Portfolio, Service Class 2

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP MidCap Portfolio, Service Class 2

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund, Class 2

This Fund seeks capital appreciation.

Franklin Income Securities Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation.

Franklin Rising Dividends Securities Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration.

Franklin Small-Mid Cap Growth Securities Fund, Class 2

This Fund seeks long-term capital growth.

Franklin U.S. Government Fund, Class 2

This Fund seeks income.

Mutual Shares Securities Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal.

Templeton Foreign Securities Fund, Class 2

This Fund seeks long-term capital growth.

Templeton Global Income Securities Fund, Class 2

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation.

Templeton Growth Securities Fund, Class 2

This Fund seeks long-term capital growth.

Goldman Sachs Variable Insurance Trust

Capital Growth Fund

Long-term growth of capital.

Growth and Income Fund

This Fund seeks long-term growth of capital and growth of income.

MidCap Value Fund (available only in Contracts purchased before May 1, 2006)

Long-term capital appreciation.

Strategic International Equity Fund

Long-term capital appreciation.

Structured Small Cap Equity Fund

Long-term growth of capital.

Structured U. S.  Equity Fund

Long-term growth of capital and dividend income.

Lord Abbett Series Fund

America’s Value Portfolio

The Fund’s investment objective is to seek current income and capital appreciation.

Bond-Debenture Portfolio

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth and Income Portfolio

This Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio

The Fund’s investment objective is capital appreciation.

Mid-Cap Value Portfolio

The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS® Variable Insurance Trustsm

Emerging Growth Series, Service Class Shares

This Fund’s investment objective is to seek to provide long-term growth of capital.

Investors Growth Series, Service Class Shares

This Fund’s investment objective is to seek capital appreciation.

Investors Trust Series, Service Class Shares

This Fund’s investment objective is to seek capital appreciation.

New Discovery Series, Service Class Shares

This Fund’s investment objective is to seek capital appreciation.

Research Series, Service Class Shares

This Fund’s investment objective is to seek capital appreciation.

Total Return Series, Service Class Shares

This Fund’s investment objective is to seek total return.

Utilities Series, Service Class Shares

This Fund’s investment objective is to seek total return.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, Service Shares

This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

Global Securities Fund/VA, Service Shares

This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, “growth type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.

High Income Fund/VA, Service Shares

This Fund seeks a high level of current income from investment in high yield fixed-income securities.

Main Street Fund/VA, Service Shares

This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

MidCap Fund/VA, Service Shares

This Fund seeks capital appreciation by investing in “growth type” companies.

Money Fund/VA

This Fund seeks maximum current income from investments in “money market” securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Strategic Bond Fund/VA, Service Shares

This Fund seeks a high level of current income principally derived from interest on debt securities.

Universal Institutional Funds, Inc.

Equity and Income Portfolio Class II

Seeks both capital appreciation and current income.

Van Kampen Life Investment Trust

Aggressive Growth Portfolio Class II

Seeks capital growth.

Comstock Portfolio Class II

Seeks capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Enterprise Portfolio Class II

Seeks capital appreciation through investments in securities believed by the Portfolio’s investment adviser to have above average potential for capital appreciation.

Government Portfolio Class II

Seeks to provide investors with high current return consistent with preservation of capital.

Growth and Income Portfolio Class II

Seeks long-term growth of capital and income.

Strategic Growth Portfolio Class II (formerly Emerging Growth Portfolio Class II)

Seeks capital appreciation.

There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, and the current statement of additional information for each of the Funds. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

Selection of Funds

We select the Funds offered through the Policies based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Policy Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see “Certain Payments We Receive With Regard to the Funds.”  We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Policies. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Policy Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant Policy owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Other Information About the Funds.   Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4)  certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the Policies; and, in our role as intermediary, the Funds.

12b-1 Fees.   We and our affiliate, Investment Distributors, Inc. (“IDI”), the principal underwriter for the Policies, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance Policies issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund’s total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Van Kampen Life Investment Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
Fidelity® Variable Insurance Products	0.10%
Franklin Templeton Variable Insurance Products Trust	0.25%
Paid to us:
Universal Institutional Funds, Inc.	0.05%
MFS Variable Insurance Trust	0.25%

Payments From Advisers and/or Distributors.   We (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance Policies issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.25% of Fund assets attributable to our variable insurance Policies. The amount of the payments may be significant.

Other Payments.   A Fund’s adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Policies (“selling firms”) with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Policies, see “Distribution of the Policies.”

Addition, Deletion, or Substitution of Investments

Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

Protective Life will send or make available to Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner’s percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Monthly Deduction

Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

•       the cost of insurance charges;

•       the policy expense charge;

•       the mortality expense risk charge; and

•       any charges for supplemental riders.

If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Guaranteed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, the instructions will not be effective. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

Cost of Insurance Charge.   This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

Protective Preserver.   The current cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the guaranteed cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

Protective Single Premium Plus.   The current monthly cost of insurance charge is the lesser of (1) 0.054% multiplied by the Policy Value during Policy Years 1 through 10 and 0.046% multiplied by the Policy Value during Policy Year 11 and thereafter or (2) the Guaranteed Maximum Monthly Cost of Insurance rates (as specified in the Policy) per $1,000 times the net amount at risk. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the maximum monthly cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The Guaranteed Maximum Monthly Cost of Insurance rate for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the net amount at risk and result in higher cost of insurance charges. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, withdrawals, and decreases in Face Amount.

Cost of Insurance Rates — General.   Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life’s underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners’ Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates (“1980 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

Protective Life’s current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life’s expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience.

Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco class are generally lower than guaranteed rates for an Insured of the same age and sex in a tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

Cost of Insurance Rates — Protective Preserver.   The cost of insurance rate for a Protective Preserver Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective currently places Insureds in the following rate classes, based on underwriting: Non-tobacco (ages 0-85) or Tobacco (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-tobacco and Tobacco classes.

Cost of Insurance Rates — Protective Single Premium Plus.   Protective currently places Insureds in the following rate classes, based on underwriting: Non-smoker (ages 0-85) or Smoker (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-smoker and Smoker classes.

Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits.   Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

Monthly Policy Expense Charge.   This charge generates revenues that cover all of Protective’s sales expenses not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. These expenses associated with the Policies and the Variable Account relate to state and local premium taxes, federal taxes, certain sales expenses (including sales commissions), recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records and reports and other communication to Policy Owners. The monthly policy expense charge is equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount. In Maryland, the Monthly Policy Expense Charge for Policy Years 1-10 is 0.092% and 0.058% for Policy Years 11 and thereafter, which is equivalent to an annual rate of 1.10% for Policy Years 1-10 and 0.70% for Policy Years 11 and thereafter.

Mortality and Expense Risk Charge.   We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes. The mortality risk is that the insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Guaranteed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. In Policy Years 11 and thereafter, the monthly mortality and expense risk charge is currently equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.

Supplemental Rider Charges.   We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See “Supplemental Riders and Endorsements”.)

Lapse Protection Rider.   The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value. In Texas, the monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount (with a maximum charge not to exceed $75.00 per month).

Comprehensive Long-Term Care Accelerated Death Benefit Rider — Protective Preserver.   The current monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for the rider is guaranteed not to exceed $75.00 per month.

Comprehensive Long-Term Care Accelerated Death Benefit Rider — Single Premium Plus.   The current monthly charge for this rider is equal to 0.0125% multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Annual Maintenance Fee

Protective deducts a $35.00 annual maintenance fee from the Policy Value on each Policy Anniversary. Currently, the Company will waive the fee if the Policy Value equals or exceeds $50,000 as of a Policy Anniversary.

Transfer Fee

We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers to cover administrative expenses. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each.

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge

A surrender charge, which is a contingent deferred sales charge, and a premium tax recovery charge will be deducted from the Policy Value, if during the first 9 Policy Years following a premium payment: (1) the Policy is surrendered, (2) the Policy lapses at the end of a grace period or (3) a withdrawal of an amount greater than the Annual Withdrawal Amount (or the amount by which your Policy Value exceeds the aggregate of premiums paid) is requested by the Owner. The surrender charge and premium tax recovery charge, are deducted before any Surrender Value is paid. See “Withdrawal Privilege” for rules for allocating the deduction. Upon surrender or lapse, the surrender charge and premium tax recovery charge for each premium is equal to the surrender charge percentage and premium tax charge percentage for the Policy Year in which the surrender or lapse occurs, multiplied by the amount of such premium.

The surrender charge and premium tax recovery charge are separately calculated and applied to each premium payment at any time that the premium is withdrawn or surrendered or the Policy lapses. Withdrawals within a given Policy Year are deemed to count first towards the Annual Withdrawal Amount. Once the aggregate withdrawals in a Policy Year exceed the Annual Withdrawal Amount, the additional amount that may be withdrawn that Policy Year without incurring a surrender charge and premium tax recovery charge is equal to the remaining Policy Value that exceeds premiums paid. This determination will be made as of the date the withdrawal request is received at our Home Office. The surrender charge and the premium tax recovery charge are calculated using the assumptions that all Policy Value in excess of aggregate premium payments is withdrawn or surrendered before any premiums and that premiums are withdrawn or surrendered on a first-in-first-out basis. Unless the Owner otherwise requests, the surrender charge and premium tax recovery charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. The amount of surrender charge and premium tax recovery charge that will apply to a withdrawal is determined by multiplying:

(1)         the amount by which (a) the deduction from Policy Value in connection with the withdrawal (including any additional deduction for the surrender charge and premium tax recovery charge) exceeds (b) the greater of the remaining Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid; by

(2)         the surrender charge percentage and premium tax recovery percentage for the Policy Year in which the withdrawal occurs.

Policy Year Following Premium Payment		Surrender Charge As a Percentage of Each Premium Payment Withdrawn	Policy Year Following Premium Payment		Premium Tax Recovery Charge As a Percentage of Each Premium Payment Withdrawn
1		9%	1		2.50%
2		8%	2		2.25%
3		7%	3		2.00%
4		6%	4		1.75%
5		5%	5		1.50%
6		4%	6		1.25%
7		3%	7		1.00%
8		2%	8		.75%
9		1%	9		.50%
10	+	0%	10	+	0

After the 9th Policy Year after each premium payment, there is no surrender charge or premium tax recovery charge for such premium.

The purpose of the surrender charge and premium tax recovery charge is to reimburse Protective for some of the expenses incurred in the distribution of the Policies and the premium tax paid by Protective on each premium. Protective also deducts a monthly charge to cover some of these expenses.

Protective reserves the right to charge less than the maximum surrender charge and premium tax recovery charge.

Fund Expenses

The value of the net assets of each Sub-Account reflects the investment advisory and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds’ prospectuses.

Other Information

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Policies. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Policy benefits through the fees and charges imposed under the Policies. See “Sale of the Policies” for more information about payments we make to the broker-dealers.

TAX CONSIDERATIONS

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences or federal estate or gift tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life’s federal taxes are increased in respect of the Policies because of the federal tax law’s treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy’s Cash Value.

Taxation of Insurance Policies

Tax Status of the Policies.   Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary’s gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured’s death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements.   The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified”. If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment.   In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Policy are similar to, but different in certain respects from, the ownership rights described by the IRS in certain rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus were not currently taxable on the income and gains). For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds.   In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the

Death Benefit which will be excludable from the beneficiary’s income and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the beneficiary’s income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary’s income.

Tax Deferral During Accumulation Period.   Under existing provisions of the Code, except as described below, any increase in an Owner’s Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the “investment in the contract” will generally be includible in the Owner’s income. The “investment in the contract” generally is the aggregate premiums paid less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a “modified endowment contract” (“MEC”) for federal income tax purposes.

Policies That Are MECs

Characterization of a Policy as a MEC.   Generally, a life insurance contract will be considered a MEC for federal income tax purposes if (1) the life insurance contract is received in exchange for a life insurance contract that was a MEC, or (2) the life insurance contract is entered into on or after June 21, 1988 and premiums are paid into the life insurance contract more rapidly than the rate defined by a “7-Pay Test.” The Internal Revenue Code generally provides that a life insurance contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the life insurance contract at any time during the first 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the life insurance contract provided for paid-up future benefits after the payment of 7 level annual premiums.

This Policy generally will be a MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC and (2) no premium payments or other consideration (other than the exchanged contract) are paid into the Policy during the first 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC. These circumstances could include a later increase in benefits, any other “material change” of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the Death Benefit during the first 7 Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.   If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of lapses (and surrenders) while loans are outstanding under the caption “Policies That Are Not MECs” also applies to Policies which are MECs.

If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner’s investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Penalty Tax.   Generally, proceeds of a surrender (or a withdrawal including any deemed withdrawals such as loans, assignments or pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59½, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies.   All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally.   If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.   As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, if withdrawals are made, and in certain other instances. In particular, an Owner electing withdrawals on a regular basis should consider that such withdrawals (like all other withdrawals) will reduce the Death Benefit and thus may result in some amounts being included in income even though the withdrawals are less than the investment in the contract.

Tax Treatment of Loans.   If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner’s income.

Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider.   The Comprehensive Long-Term Care Accelerated Death Benefit Rider is intended to constitute qualified long-term care insurance under Section 7702B(b) of the Code. Nursing home care and community care benefits received pursuant to this rider generally will be excludable from income. However, if the amount of such benefits plus other per diem long-term care insurance benefits exceed a per diem limitation, such excess will be includible in income. For the year 2007, this limit is $260 per day or the equivalent amount in the case of payments on another periodic basis. Protective treats charges for this rider as a withdrawal from the Policy for tax purposes. Thus, part or all of such charges may be includible in income and, if the Policy is a MEC, the charges also may be subject to a 10% penalty tax.

The Comprehensive Long-Term Care Accelerated Death Benefit Rider may be issued in certain States as a “non-qualified” rider, i.e., it would not constitute qualified long-term care insurance under section 7702B(b) of the Code. (The first page of the rider will state whether it is issued as a qualified rider.) The tax consequences associated with adding such a non-qualified rider, and the tax treatment of benefits received from such a rider, are uncertain. Accordingly, we urge you to consult a tax advisor before adding a non-qualified rider to your Policy or requesting an Accelerated Death Benefit from such a rider. The tax consequences of placing a Policy with a Comprehensive Long-Term Care Accelerated Death Benefit Rider into certain types of trusts and the tax treatment of the benefits received from such a rider are uncertain. We urge you to consult a tax advisor before placing a Policy with this rider into a trust.

Constructive Receipt Issues. — The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner’s income at that time.

Section 1035 Exchanges.   Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035, you should consult your tax advisor.

Actions to Ensure Compliance with the Tax Law. — Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations. — Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract.  However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied.  These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is “highly compensated” within the meaning of the tax law.  These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Disallowance of Interest Deductions.   The Policy generally will be characterized as a single premium life insurance contract under section 264 of the Code and, as a result, interest paid on any loans under the

Policy will not be tax deductible, irrespective of whether the owner is an individual or a nonnatural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Federal Income Tax Withholding

Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules if the Owner’s withholding and estimated tax payments are insufficient to satisfy the Owner’s tax liability.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

The following supplemental riders may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the monthly deduction. (See “Monthly Deduction”.) The supplemental riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Please contact us for further details.

Lapse Protection Rider.   An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the Protective Single Premium Plus. The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value. In Texas, the monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount (with a maximum charge not to exceed $75.00 per month). This rider is not available on Policies with carryover loans.

Comprehensive Long-Term Care Accelerated Death Benefit Rider.   Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the “ADBR”) may elect to add it to their Policy at issue, subject to Protective’s receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. State variations of the rider will affect benefits provided, the rider termination date and the rider charges. Please consult your registered representative for additional information about state variations of the rider. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy’s Death Benefit (an “Accelerated Death Benefit”) when one of the following two events occurs:

1.                 Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

2.                 Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

The monthly charge on the Protective Preserver Policy for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $75.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is 0.0125% (which is equivalent to an annual rate of 0.15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Tax Consequences of the ADBR.   Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See “Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider”.)

Amount of the Accelerated Death Benefit.   The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1.00% or 2.00% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

Conditions for Receipt of the Accelerated Death Benefit.   In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

Protective may request additional medical information from an Insured’s physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

Operation of the ADBR.   A lien against the Death Benefit payable under the Policy (the “death benefit lien”) will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

Effect on Existing Policy.   The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured’s death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy’s Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

The following endorsements may be available to be added to your Policy. Please contact us for further details.

>                   Waiver of Surrender Charge Endorsement.

>                   Policy Loan Endorsement

Additional rules and limits apply to these supplemental riders and endorsements.

EXCHANGE PRIVILEGE

The Company is offering, where allowed by law, to owners of certain existing life policies (the “Existing Life Policy” and/or “Existing Life Policies”) issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see “Charges and Deductions.”

	Existing Life Policy	Policy
State and Local Premium Tax	None	Deducted as part of Monthly Deductions
Federal Tax Charge	None	Deducted as part of Monthly Deductions

Front End Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	None
Administrative Fees	Ranges from $4 to $5 monthly.	Deducted as part of Monthly Deductions
Withdrawal Charges	$25	None
Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)

A monthly deduction consisting of: (1) cost of insurance charge (which is an asset-based charge for the Protective Single Premium Plus), (2) policy expense charges (sales and administrative expenses) equal to 0.058% multiplied by the Policy Value, which is the equivalent of an annual rate of 0.70%, (3) mortality and expense charges equal to 0.075% multiplied by the Variable Account Value, which is equivalent to annual rate of 0.90% of such amount during Policy Years 1-10; in all Policy Years thereafter this charge is currently equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount and (4) any charges for supplemental riders.

Annual Maintenance Fee	None	$35 deducted from the Policy Value on each Policy Anniversary (currently waived if Policy Value is equal to or greater than $50,000)
Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.

A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.50% of each premium payment is assessed on surrender charges during the first 9 Policy Years following each premium.

Guaranteed Interest Rate	Ranges from 4% to 5%.	Guaranteed account only 4%. (3% for Policies applied for 12/19/2003 in all states except IL, MA and OR and Policies applied for on or after 1/26/04 in IL, MA and OR)

Effects of the Exchange Offer

1.                 The Policy will be issued to Existing Life Policy owners. Evidence of insurability may be required.

2.                 If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

3.                 The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

Tax Matters.   Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See “Tax Considerations”.)

If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of “Tax Considerations”. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

We have entered into an agreement with Investment Distributors, Inc. (“IDI”) under which IDI has agreed to distribute the Policies on a “best efforts” basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD, Inc.

IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, “Selling Broker-Dealers”) for the sale of the Policies. Registered representatives of the Selling Broker-Dealers sell the Policies directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI’s operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable life policies, including the Policies. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2004	$6,270,136
December 31, 2005	$6,820,941
December 31, 2006	$8,101,216

We offer the Policy on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Policies. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Policies, including any profit from the mortality and expense risk charge. Commissions and other incentives or payments described below are not charged directly to Policy owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policies.

Compensation Paid to All Selling Broker-Dealers.   We pay commissions as a percentage of initial and subsequent premium payments at the time we receive them, as a percentage of Policy Value on an ongoing basis, or a combination of both. Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums and paid in amounts up to 8% of a first year premium payment and .25% on unloaned Policy Value. In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Policies, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers.   In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation in the form of marketing allowances and “revenue sharing” to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of premium payments and/or premiums we receive on our variable insurance products (including the Policies), and (2) additional “trail” commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Policy Values and Variable Account values of the Policies). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new premium payments and/or premiums (including premium payments for the Policies) and/or maintaining a specified amount of contract and policy value (including Policy Values of the Policies) with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation provide preferential treatment with respect to our products (including the Policies) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer’s registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Policies) than for selling non-preferred products.

In 2006, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, A.G. Edwards, UBS and Raymond James in connection with the sale of our variable insurance products (including the Policies). Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Policies) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Policies), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers’ registered representatives.

Arrangements with Affiliated Selling Broker-Dealer.   In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life’s or the Variable Account’s financial position.

ARBITRATION

The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a “claimant”) arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration is binding upon any claimant as well as on Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses are borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not appear in Policies issued in certain states.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information (“SAI”). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

“We”, “us”, “our”, “Protective Life”, and “Company”

Refer to Protective Life Insurance Company. “You” and “your” refer to the person(s) who have been issued a Policy.

Annual Withdrawal Amount

An annual amount you may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge.

Attained Age

The Insured’s age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period

Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value

Policy Value minus any applicable surrender charge and premium tax recovery charge.

DCA Fixed Account

Part of Protective’s General Account. Only initial premium payments may be allocated to this account, which is available only in connection with dollar cost averaging. No transfers may be made to the DCA Fixed Account from other allocation options.

Death Benefit

The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Proceeds

The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount

A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

Fixed Account

Part of Protective Life’s general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value

The Policy Value in the Fixed Account.

Fund

A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Guaranteed Account

The Fixed Account, the DCA Fixed Account and any other account that the Company may offer with interest rate guarantees.

Guaranteed Account Value

The Policy Value in the Fixed Account and the DCA Fixed Account.

Home Office

2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount

The Face Amount on the Policy Effective Date.

Initial Premium

The initial premium payment made by the Owner equal to 100% of the Internal Revenue Code Section 7702 Guideline Single Premium for the Face Amount given the Insured’s age, sex and underwriting class.

Insured

The person whose life is covered by the Policy.

Issue Age

The Insured’s age as of the nearest birthday on the Policy Effective Date.

Issue Date

The date the Policy is issued.

Lapse

Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account

An account within Protective Life’s general account to which Guaranteed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Monthly Anniversary Day

The same day in each month as the Policy Effective Date.

Monthly Deduction

The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Policy Anniversary

The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt

The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date

The date shown in the Policy as of which coverage under the Policy begins.

Policy Value

The sum of the Variable Account Value, the Guaranteed Account Value, and the Loan Account Value.

Policy Year

Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Preferred Loan

That portion of the Loan Account up to the amount by which Surrender Value exceeds total premium payments made.

Sub-Account

A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value

The Policy Value in a Sub-Account.

Surrender Value

The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement.

Valuation Day

Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account’s corresponding Fund does not value its shares.

Valuation Period

The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account

Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value

The sum of all Sub-Account Values.

Written Notice

A notice or request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

STATEMENT OF ADDITIONAL INFORMATION

Appendix A

Example of Death Benefit Computations

For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. A Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

A-1

Appendix B

Annual Fund Operating Expenses:

This table shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds during the fiscal year ended December 31, 2006. This table includes not only the minimum and maximum total operating expenses for the Funds currently available for investment, but also includes the following Funds which currently hold assets relating to the Policies but are no longer available for additional investment (as of the dates provided below):

Calvert Variable Series, Inc.	Social Small Cap Growth Portfolio	January 1, 2001
	Social Balanced Portfolio	May 1, 2002
Van Eck Worldwide Insurance Trust	Worldwide Real Estate Fund	January 1, 2001

Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

RANGE OF EXPENSES FOR THE FUNDS
	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses)	0.20%	-	1.45%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund’s expenses.

e

B-1

The Funds

Sub-Accounts that are no longer available for additional investment under the Policies invest in the following Funds. Each Fund is an investment portfolio of one of the following investment companies: Calvert Variable Series, Inc., managed by Calvert Group, Ltd. and Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation.

Calvert Variable Series, Inc.

Social Small Cap Growth Portfolio.

This Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations and that meet the Fund’s investment and social criteria.

Social Balanced Portfolio.

This Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments, which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

Worldwide Real Estate Fund.

This Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate or assets that principally are engaged in the real estate industry.

Note: Owners may not allocate additional premium or transfer Policy Value to these Sub-Accounts.

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To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life’s Brokerage Life Services Division customer service at the address shown on the cover.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Please send me a free copy of the SAI for the Protective Preserver/Single Premium Plus.

Name:

Address:

City, State, Zip:

Daytime Telephone Number:

Investment Company Act of 1940 Registration File No. 811-7337

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(800) 265-1545

STATEMENT OF ADDITIONAL INFORMATION
Individual Modified Single Premium Variable and Fixed Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding the individual modified single premium variable and fixed life insurance policy (the “Policy”) offered by Protective Life Insurance Company (“Protective Life”). The Policy is issued to individuals and certain groups. This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2007 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

May 1, 2007

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Limits on Policy Rights

Incontestability.   Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured’s lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion.   If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt, liens (including accrued interest) and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex

If the Insured’s age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Settlement Options

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period.   Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period.   Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income.   Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3.00% per year.

Option 4 — Payments for a Fixed Amount.   Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3.00% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts.   Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life’s option.

Other Requirements.   Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured’s lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the

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Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

We offer the following riders and endorsements:

Comprehensive Long-Term Care Accelerated Death Benefit Rider.   Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the “ADBR”) may elect to add it to their Policy at issue, subject to Protective’s receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. State variations of the rider will affect the benefits provided, the rider termination date and the rider charges. Please consult your registered representative for additional information about state variations of the rider. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy’s Death Benefit (an “Accelerated Death Benefit”) when one of the following two events occurs:

1.                 Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

2.                 Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

The monthly charge on the Protective Preserver Policy for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $75.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is 0.0125% (which is equivalent to an annual rate of 0.15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Tax Consequences of the ADBR.   Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See “Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider”.)

Amount of the Accelerated Death Benefit.   The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated

2

Death Benefit under the ADBR will be 1.00% or 2.00% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

Conditions for Receipt of the Accelerated Death Benefit.   In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

Protective may request additional medical information from an Insured’s physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

Operation of the ADBR.   A lien against the Death Benefit payable under the Policy (the “death benefit lien”) will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

Effect on Existing Policy.   The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured’s death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy’s Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

Lapse Protection Rider.   An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the Protective Single Premium Plus. The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value.

Endorsements.   The Company may also issue as part of the Policy endorsements for which there are no charges.

Waiver of Surrender Charge Endorsement.   The Waiver of Surrender Charge Endorsement provides for a waiver of surrender charges after the first Policy Year in the event the Owner enters a nursing home (for a period of ninety days or more) or is first diagnosed as having a terminal illness and has a life expectancy of twelve months or less.

Policy Loan Endorsement.   Provides for carryover loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code.

Additional rules and limits apply to these supplemental riders and endorsements. Not all such benefits may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective agent for further information, or contact the Home Office.

3

ILLUSTRATIONS

We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy’s monthly charges, the Funds’ expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured’s age and underwriting class, the death benefit option, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

ADDITIONAL INFORMATION

IMSA

Protective Life is a member of the Insurance Marketplace Standards Association (“IMSA”), and as such may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Other Investors in the Funds

Shares of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, Lord Abbett Funds, Calvert Variable Series, Inc., Van Eck Worldwide Insurance Trust, Universal Institutional Funds, Inc., Goldman Sachs Variable Insurance Trust, and Franklin Templeton Variable Insurance Products Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as “shared funding.” They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as “mixed funding.” Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund’s various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The board of directors (or trustees) of each of the Van Kampen Funds, Universal Institutional Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, Lord Abbett Funds, Calvert Variable Series, Inc., Van Eck Worldwide Insurance Trust, Goldman Sachs Variable Insurance Trust and Franklin Templeton Variable Insurance Products Trust monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund’s various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund’s prospectus.

Assignment

The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner’s rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt and any liens (including accrued interest). An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See “Tax Considerations” in the prospectus.)

4

State Regulation

Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Reports to Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Guaranteed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current premium allocations; charges deducted since the last report; any liens; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Experts

The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2006 and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2006 included in this SAI, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

The consolidated balance sheets of Protective Life as of December 31, 2006, and 2005 and the consolidated statements of income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006 and the related financial statement schedules included in this SAI, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

Reinsurance

The Company may reinsure a portion of the risks assumed under the Policies.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the

5

instruments filed with the SEC at 100F Street, N.E., Washington, DC 20540. The instruments may also be accessed using the SEC’s website at http/www.sec.gov.

Financial Statements

Protective Life’s financial statements included in this SAI, should be considered only as bearing on Protective Life’s ability to meet its obligations under the Policies. They have no bearing on the investment performance of the assets held in the Variable Account.

6

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Contract Owners of The Protective Variable Life Separate Account
and Board of Directors of Protective Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of the subaccounts as listed in Note 1 to such financial statements of The Protective Variable Life Separate Account at December 31, 2006, and the results of operations and changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2006 by correspondence with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
Birmingham, Alabama
April 27, 2007

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs International Equity	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Structured US Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value Fund
Assets
Investment in Sub-accounts at market value	$13,082	$9,929	$8,715	$11,802	$10,210	$2,320
Receivable from Protective Life Insurance Company	0	0	0	0	0	0
Total Assets	13,082	9,929	8,715	11,802	10,210	2,320
Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0
Total Net Assets	$13,082	$9,929	$8,715	$11,802	$10,210	$2,320

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2006
(In Thousands)

	Calvert Social Small Cap Growth	Calvert Social Balanced	MFS Emerging Growth IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Assets
Investment in Sub-accounts at market value	$31	$164	$4,712	$6,291	$6,616	$13,315
Receivable from Protective Life Insurance Company	0	0	0	0	0	0
Total Assets	31	164	4,712	6,291	6,616	13,315
Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0
Total Net Assets	$31	$164	$4,712	$6,291	$6,616	$13,315

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2006
(in thousands)

	MFS New Discovery IC	MFS Utility IC	MFS Investors Growth Stock IC	Oppenheimer Mid Cap/VA	Oppenheimer Capital Appr/VA	Oppenheimer Main Street/VA
Assets
Investment in Sub-accounts at market value	$2,467	$3,234	$2,403	$4,519	$10,213	$9,439
Receivable from Protective Life Insurance Company	0	0	0	0	0	0
Total Assets	2,467	3,234	2,403	4,519	10,213	9,439
Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0
Total Net Assets	$2,467	$3,234	$2,403	$4,519	$10,213	$9,439

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2006
(in thousands)

	Oppenheimer Money Fund/VA	Oppenheimer Strategic Bond/VA	Oppenheimer Global Securities/VA	Oppenheimer High Income/VA	Van Eck Worldwide Real Estate Fund	Van Eck Worldwide Hard Assets Fund
Assets
Investment in Sub-accounts at market value	$4,386	$7,872	$9,906	$1,801	$24	$0
Receivable from Protective Life Insurance Company	0	0	0	0	0	0
Total Assets	4,386	7,872	9,906	1,801	24	0
Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0
Total Net Assets	$4,386	$7,872	$9,906	$1,801	$24	$0

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2006
(in thousands)

	Van Kampen Strategic Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income	Van Kampen Aggressive Growth II	Van Kampen UIF Equity & Income II
Assets
Investment in Sub-accounts at market value	$4,826	$4,257	$24,777	$18,744	$727	$8,224
Receivable from Protective Life Insurance Company	0	0	0	0	0	0
Total Assets	4,826	4,257	24,777	18,744	727	8,224
Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0
Total Net Assets	$4,826	$4,257	$24,777	$18,744	$727	$8,224

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2006
(in thousands)

	Van Kampen Government II	Fidelity VIP II Index 500 SC	Fidelity VIP Growth Port SC	Fidelity VIP II Contrafund SC	Fidelity Mid Cap SC	Fidelity Equity Income SC
Assets
Investment in Sub-accounts at market value	$1,688	$3,551	$1,171	$5,926	$1,287	$1,024
Receivable from Protective Life Insurance Company	0	0	0	0	0	0
Total Assets	1,688	3,551	1,171	5,926	1,287	1,024
Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0
Total Net Assets	$1,688	$3,551	$1,171	$5,926	$1,287	$1,024

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2006
(in thousands)

	Fidelity Investment Grade Bonds SC	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities	Lord Abbett America’s Value
Assets
Investment in Sub-accounts at market value	$544	$15,279	$9,378	$12,599	$1,733	$5,376
Receivable from Protective Life Insurance Company	0	0	0	0	0	0
Total Assets	544	15,279	9,378	12,599	1,733	5,376
Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0
Total Net Assets	$544	$15,279	$9,378	$12,599	$1,733	$5,376

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2006
(in thousands)

	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Mutual Shares Securities	Templeton Foreign Securities
Assets
Investment in Sub-accounts at market value	$50	$883	$414	$147	$1,460	$584
Receivable from Protective Life Insurance Company	0	0	0	0	0	0
Total Assets	50	883	414	147	1,460	584
Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0
Total Net Assets	$50	$883	$414	$147	$1,460	$584

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2006
(in thousands)

	Templeton Growth Securities	Total

Assets
Investment in Sub-accounts at market value	$1,018	$269,118
Receivable from Protective Life Insurance Company	0	0

Total Assets	1,018	269,118

Liabilities
Payable to Protective Life Insurance Company	0	0

Total Net Assets	$1,018	$269,118

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
Year Ended December 31, 2006
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs International Equity	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Structured US Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value Fund
Investment Income
Dividends	$202	$150	$56	$122	$13	$21
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	11	10	9	60	33	1
Capital gain distribution	485	0	611	0	0	232
Net realized gain on investments	496	10	620	60	33	233
Net unrealized appreciation (depreciation) on investments during the period	1,657	1,576	263	1,196	767	37
Net realized and unrealized gain (loss) on investments	2,153	1,586	883	1,256	800	270
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,355	$1,736	$939	$1,378	$813	$291

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2006
(in thousands)

	Calvert Social Small Cap Growth	Calvert Social Balanced	MFS Emerging Growth IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Investment Income
Dividends	$0	$4	$0	$30	$30	$265
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	10	(4)	40	44	49	1
Capital gain distribution	0	3	0	0	0	355
Net realized gain on investments	10	(1)	40	44	49	356
Net unrealized appreciation (depreciation) on investments during the period	(6)	11	312	534	692	744
Net realized and unrealized gain (loss) on investments	4	10	352	578	741	1,100
Net Increase (Decrease) in Net Assets Resulting from Operations	$4	$14	$352	$608	$771	$1,365

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2006
(in thousands)

	MFS New Discovery IC	MFS Utility IC	MFS Investors Growth Stock IC	Oppenheimer Mid Cap/VA	Oppenheimer Capital Appr/VA	Oppenheimer Main Street/VA
Investment Income
Dividends	$0	$49	$0	$0	$36	$98
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	30	2	24	4	31	19
Capital gain distribution	40	93	0	0	0	0
Net realized gain on investments	70	95	24	4	31	19
Net unrealized appreciation (depreciation) on investments during the period	232	577	155	130	697	1,135
Net realized and unrealized gain (loss) on investments	302	672	179	134	728	1,154
Net Increase (Decrease) in Net Assets Resulting from Operations	$302	$721	$179	$134	$764	$1,252

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2006
(in thousands)

	Oppenheimer Money Fund/VA	Oppenheimer Strategic Bond/VA	Oppenheimer Global Securities/VA	Oppenheimer High Income/VA	Van Eck Worldwide Real Estate Fund	Van Eck Worldwide Hard Assets Fund
Investment Income
Dividends	$197	$292	$79	$112	$0	$0
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	0	17	4	0	0	0
Capital gain distribution	0	0	412	0	6	0
Net realized gain on investments	0	17	416	0	6	0
Net unrealized appreciation (depreciation) on investments during the period	1	232	919	34	0	0
Net realized and unrealized gain (loss) on investments	1	249	1,335	34	6	0
Net Increase (Decrease) in Net Assets Resulting from Operations	$198	$541	$1,414	$146	$6	$0

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2006
(in thousands)

	Van Kampen Strategic Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income	Van Kampen Aggressive Growth II	Van Kampen UIF Equity & Income II
Investment Income
Dividends	$0	$18	$281	$182	$0	$74
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(1)	18	(1)	1	1	1
Capital gain distribution	0	0	1,150	1,008	47	140
Net realized gain on investments	(1)	18	1,149	1,009	48	141
Net unrealized appreciation (depreciation) on investments during the period	132	252	1,865	1,350	(19)	605
Net realized and unrealized gain (loss) on investments	131	270	3,014	2,359	29	746
Net Increase (Decrease) in Net Assets Resulting from Operations	$131	$288	$3,295	$2,541	$29	$820

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2006
(in thousands)

	Van Kampen Government II	Fidelity VIP II Index 500 SC	Fidelity VIP Growth Port SC	Fidelity VIP II Contrafund SC	Fidelity Mid Cap SC	Fidelity Equity Income SC
Investment Income
Dividends	$61	$46	$3	$56	$2	$24
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	0	6	9	1	0	1
Capital gain distribution	0	0	0	453	77	98
Net realized gain on investments	0	6	9	454	77	99
Net unrealized appreciation (depreciation) on investments during the period	(11)	419	62	23	20	27
Net realized and unrealized gain (loss) on investments	(11)	425	71	477	97	126
Net Increase (Decrease) in Net Assets Resulting from Operations	$50	$471	$74	$533	$99	$150

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2006
(in thousands)

	Investment Grade Bonds SC	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities	Lord Abbett America’s Value
Investment Income
Dividends	$11	$181	$536	$60	$0	$123
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	0	5	1	4	0	0
Capital gain distribution	1	484	0	941	17	103
Net realized gain on investments	1	489	1	945	17	103
Net unrealized appreciation (depreciation) on investments during the period	10	1,515	210	317	91	405
Net realized and unrealized gain (loss) on investments	11	2,004	211	1,262	108	508
Net Increase (Decrease) in Net Assets Resulting from Operations	$22	$2,185	$747	$1,322	$108	$631

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2006
(in thousands)

	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Mutual Shares Securities	Templeton Foreign Securities
Investment Income
Dividends	$0	$1	$0	$0	$1	$0
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0	(1)
Capital gain distribution	0	0	0	0	1	0
Net realized gain on investments	0	0	0	0	1	(1)
Net unrealized appreciation (depreciation) on investments during the period	2	37	18	5	79	49
Net realized and unrealized gain (loss) on investments	2	37	18	5	80	48
Net Increase (Decrease) in Net Assets Resulting from Operations	$2	$38	$18	$5	$81	$48

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2006
(in thousands)

	Templeton Growth Securities	Total

Investment Income
Dividends	$1	$3,417

Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	0	440
Capital gain distribution	1	6,758

Net realized gain on investments	1	7,198
Net unrealized appreciation (depreciation) on investments during the period	66	19,424
Net realized and unrealized gain (loss) on investments	67	26,622

Net Increase (Decrease) in Net Assets Resulting from Operations	$68	$30,039

The accompanying notes are an integral part of these financial statements.

The Protective Variable Life Separate Account

Statement of Changes in Net Assets
Year Ended December 31, 2006
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs International Equity	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Structured US Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value Fund
From Operations
Investment income	$202	$150	$56	$122	$13	$21
Net realized gain (loss) on investments	496	10	620	60	33	233
Net unrealized appreciation (depreciation) of investments during the period	1,657	1,576	263	1,196	767	37
Net increase (decrease) in net assets resulting from operations	2,355	1,736	939	1,378	813	291
From Variable Life Policy Transactions
Contractowners’ net payments	1,146	894	920	1,031	1,070	261
Mortality and expense risk charges	(102)	(77)	(73)	(101)	(88)	(17)
Cost of insurance and administrative charges	(611)	(497)	(461)	(617)	(567)	(118)
Surrenders	(286)	(322)	(386)	(362)	(352)	(48)
Death benefits	0	0	0	0	(4)	0
Net policy loan repayments (withdrawals)	(97)	(111)	(119)	(79)	(98)	1
Transfer from other portfolios	724	997	323	(302)	(161)	741
Net increase (decrease) in net assets resulting from variable life policy transactions	774	884	204	(430)	(200)	820
Total increase (decrease) in net assets	3,129	2,620	1,143	948	613	1,111
Net Assets, Beginning of Year	9,953	7,309	7,572	10,854	9,597	1,209
Net Assets, End of Year	$13,082	$9,929	$8,715	$11,802	$10,210	$2,320

The accompanying notes are an integral part of these financial statements.

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, CONTINUED
Year Ended December 31, 2006
(in thousands)

	Calvert Social Small Cap Growth	Calvert Social Balanced	MFS Emerging Growth IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
From Operations
Investment income	$0	$4	$0	$30	$30	$265
Net realized gain (loss) on investments	10	(1)	40	44	49	356
Net unrealized appreciation (depreciation) of investments during the period	(6)	11	312	534	692	744
Net increase (decrease) in net assets resulting from operations	4	14	352	608	771	1,365
From Variable Life Policy Transactions
Contractowners’ net payments	0	0	575	581	506	1,223
Mortality and expense risk charges	(1)	(1)	(41)	(54)	(56)	(105)
Cost of insurance and administrative charges	(3)	(6)	(289)	(340)	(321)	(597)
Surrenders	(36)	(67)	(208)	(229)	(156)	(266)
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(2)	0	(39)	(37)	(22)	(28)
Transfer from other portfolios	(16)	(8)	(228)	(142)	(172)	1,365
Net increase (decrease) in net assets resulting from variable life policy transactions	(58)	(82)	(230)	(221)	(221)	1,592
Total increase (decrease) in net assets	(54)	(68)	122	387	550	2,957
Net Assets, Beginning of Year	85	232	4,590	5,904	6,066	10,358
Net Assets, End of Year	$31	$164	$4,712	$6,291	$6,616	$13,315

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2006
(in thousands)

	MFS New Discovery IC	MFS Utility IC	MFS Investors Growth Stock IC	Oppenheimer Mid Cap/VA	Oppenheimer Capital Appr/VA	Oppenheimer Main Street/VA
From Operations
Investment income	$0	$49	$0	$0	$36	$98
Net realized gain (loss) on investments	70	95	24	4	31	19
Net unrealized appreciation (depreciation) of investments during the period	232	577	155	130	697	1,135
Net increase (decrease) in net assets resulting from operations	302	721	179	134	764	1,252
From Variable Life Policy Transactions
Contractowners’ net payments	317	260	330	577	1,153	783
Mortality and expense risk charges	(21)	(23)	(22)	(40)	(89)	(79)
Cost of insurance and administrative charges	(158)	(145)	(166)	(312)	(599)	(462)
Surrenders	(86)	(74)	(170)	(211)	(405)	(269)
Death benefits	0	0	0	0	0	(6)
Net policy loan repayments (withdrawals)	(29)	(23)	(29)	(49)	(76)	(25)
Transfer from other portfolios	(179)	430	(79)	62	(252)	(20)
Net increase (decrease) in net assets resulting from variable life policy transactions	(156)	425	(136)	27	(268)	(78)
Total increase (decrease) in net assets	146	1,146	43	161	496	1,174
Net Assets, Beginning of Year	2,321	2,088	2,360	4,358	9,717	8,265
Net Assets, End of Year	$2,467	$3,234	$2,403	$4,519	$10,213	$9,439

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2006
(in thousands)

	Oppenheimer Money Fund/VA	Oppenheimer Strategic Bond/VA	Oppenheimer Global Securities/VA	Oppenheimer High Income/VA	Van Eck Worldwide Real Estate Fund	Van Eck Worldwide Hard Assets Fund
From Operations
Investment income	$197	$292	$79	$112	$0	$0
Net realized gain (loss) on investments	0	17	416	0	6	0
Net unrealized appreciation (depreciation) of investments during the period	1	232	919	34	0	0
Net increase (decrease) in net assets resulting from operations	198	541	1,414	146	6	0
From Variable Life Policy Transactions
Contractowners’ net payments	586	714	1,035	227	0	0
Mortality and expense risk charges	(38)	(65)	(77)	(14)	0	0
Cost of insurance and administrative charges	(373)	(398)	(518)	(98)	(2)	0
Surrenders	(239)	(217)	(314)	(59)	0	0
Death benefits	0	(4)	0	0	0	0
Net policy loan repayments (withdrawals)	38	(8)	(47)	(29)	0	0
Transfer from other portfolios	(451)	74	1,403	192	0	0
Net increase (decrease) in net assets resulting from variable life policy transactions	(477)	96	1,482	219	(2)	0
Total increase (decrease) in net assets	(279)	637	2,896	365	4	0
Net Assets, Beginning of Year	4,665	7,235	7,010	1,436	20	0
Net Assets, End of Year	$4,386	$7,872	$9,906	$1,801	$24	$0

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2006
(in thousands)

	Van Kampen Strategic Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income	Van Kampen Aggressive Growth II	Van Kampen UIF Equity & Income II
From Operations
Investment income	$0	$18	$281	$182	$0	$74
Net realized gain (loss) on investments	(1)	18	1,149	1,009	48	141
Net unrealized appreciation (depreciation) of investments during the period	132	252	1,865	1,350	(19)	605
Net increase (decrease) in net assets resulting from operations	131	288	3,295	2,541	29	820
From Variable Life Policy Transactions
Contractowners’ net payments	674	499	2,234	1,399	107	840
Mortality and expense risk charges	(42)	(38)	(189)	(147)	(6)	(59)
Cost of insurance and administrative charges	(298)	(249)	(1,094)	(748)	(44)	(335)
Surrenders	(146)	(289)	(329)	(424)	(38)	(45)
Death benefits	0	0	(10)	(7)	0	0
Net policy loan repayments (withdrawals)	(36)	(64)	(113)	(113)	2	(20)
Transfer from other portfolios	4	(78)	3,091	1,599	141	1,788
Net increase (decrease) in net assets resulting from variable life policy transactions	156	(219)	3,590	1,559	162	2,169
Total increase (decrease) in net assets	287	69	6,885	4,100	191	2,989
Net Assets, Beginning of Year	4,539	4,188	17,892	14,644	536	5,235
Net Assets, End of Year	$4,826	$4,257	$24,777	$18,744	$727	$8,224

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2006
(in thousands)

	Van Kampen Government II	Fidelity VIP II Index 500 SC	Fidelity VIP Growth Port SC	Fidelity VIP II Contrafund SC	Fidelity Mid Cap SC	Fidelity Equity Income SC
From Operations
Investment income	$61	$46	$3	$56	$2	$24
Net realized gain (loss) on investments	0	6	9	454	77	99
Net unrealized appreciation (depreciation) of investments during the period	(11)	419	62	23	20	27
Net increase (decrease) in net assets resulting from operations	50	471	74	533	99	150
From Variable Life Policy Transactions
Contractowners’ net payments	100	413	155	762	150	140
Mortality and expense risk charges	(14)	(28)	(9)	(42)	(8)	(7)
Cost of insurance and administrative charges	(68)	(265)	(92)	(305)	(68)	(54)
Surrenders	(2)	(200)	(110)	(100)	(2)	(17)
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	(1)	(6)	(19)	(8)	(10)
Transfer from other portfolios	228	343	170	1,791	653	334
Net increase (decrease) in net assets resulting from variable life policy transactions	244	262	108	2,087	717	386
Total increase (decrease) in net assets	294	733	182	2,620	816	536
Net Assets, Beginning of Year	1,394	2,818	989	3,306	471	488
Net Assets, End of Year	$1,688	$3,551	$1,171	$5,926	$1,287	$1,024

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2006
(in thousands)

	Investment Grade Bonds SC	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities	Lord Abbett America’s Value
From Operations
Investment income	$11	$181	$536	$60	$0	$123
Net realized gain (loss) on investments	1	489	1	945	17	103
Net unrealized appreciation (depreciation) of investments during the period	10	1,515	210	317	91	405
Net increase (decrease) in net assets resulting from operations	22	2,185	747	1,322	108	631
From Variable Life Policy Transactions
Contractowners’ net payments	53	1,135	760	1,401	221	524
Mortality and expense risk charges	(4)	(122)	(74)	(97)	(12)	(38)
Cost of insurance and administrative charges	(37)	(605)	(403)	(611)	(80)	(230)
Surrenders	(10)	(240)	(193)	(226)	(17)	(55)
Death benefits	0	(7)	(5)	0	0	0
Net policy loan repayments (withdrawals)	(2)	(48)	(42)	(93)	4	(5)
Transfer from other portfolios	261	1,009	1,275	1,537	425	1,240
Net increase (decrease) in net assets resulting from variable life policy transactions	261	1,122	1,318	1,911	541	1,436
Total increase (decrease) in net assets	283	3,307	2,065	3,233	649	2,067
Net Assets, Beginning of Year	261	11,972	7,313	9,366	1,084	3,309
Net Assets, End of Year	$544	$15,279	$9,378	$12,599	$1,733	$5,376

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2006
(in thousands)

	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Mutual Shares Securities	Templeton Foreign Securities
From Operations
Investment income	$0	$1	$0	$0	$1	$0
Net realized gain (loss) on investments	0	0	0	0	1	(1)
Net unrealized appreciation (depreciation) of investments during the period	2	37	18	5	79	49
Net increase (decrease) in net assets resulting from operations	2	38	18	5	81	48
From Variable Life Policy Transactions
Contractowners’ net payments	0	25	23	9	53	19
Mortality and expense risk charges	0	(2)	(1)	0	(3)	(1)
Cost of insurance and administrative charges	(1)	(12)	(6)	(3)	(24)	(10)
Surrenders	0	0	(3)	0	(3)	0
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	(7)	(5)	0	(8)	(10)
Transfer from other portfolios	49	841	388	136	1,364	538
Net increase (decrease) in net assets resulting from variable life policy transactions	48	845	396	142	1,379	536
Total increase (decrease) in net assets	50	883	414	147	1,460	584
Net Assets, Beginning of Year	0	0	0	0	0	0
Net Assets, End of Year	$50	$883	$414	$147	$1,460	$584

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2006
(in thousands)

	Templeton Growth Securities	Total

From Operations
Investment income	$1	$3,417
Net realized gain (loss) on investments	1	7,198
Net unrealized appreciation (depreciation) of investments during the period	66	19,424

Net increase (decrease) in net assets resulting from operations	68	30,039

From Variable Life Policy Transactions
Contractowners’ net payments	47	25,932
Mortality and expense risk charges	(2)	(2,129)
Cost of insurance and administrative charges	(18)	(13,318)
Surrenders	(2)	(7,213)
Death benefits	0	(43)
Net policy loan repayments (withdrawals)	(3)	(1,515)
Transfer from other portfolios	928	24,356

Net increase (decrease) in net assets resulting from variable life policy transactions	950	26,070

Total increase (decrease) in net assets	1,018	56,109
Net Assets, Beginning of Year	0	213,009

Net Assets, End of Year	$1,018	$269,118

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2005
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs International Equity	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Structured US Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value Fund
From Operations
Investment income	$164	$21	$18	$81	$14	$6
Net realized gain (loss) on investments	2	5	665	(4)	8	106
Net unrealized appreciation (depreciation) of investments during the period	207	841	(250)	586	247	(26)
Net increase (decrease) in net assets resulting from operations	373	867	433	663	269	86
From Variable Life Policy Transactions
Contractowners’ net payments	994	845	829	1,108	1,171	103
Mortality and expense risk charges	(84)	(57)	(63)	(90)	(84)	(6)
Cost of insurance and administrative charges	(545)	(435)	(435)	(601)	(597)	(46)
Surrenders	(278)	(338)	(379)	(370)	(461)	0
Death benefits	(9)	0	0	0	0	0
Net policy loan repayments (withdrawals)	(23)	(57)	(48)	(41)	(87)	(2)
Transfer from other portfolios	732	624	466	179	(198)	833
Net increase (decrease) in net assets resulting from variable life policy transactions	787	582	370	185	(256)	882
Total increase (decrease) in net assets	1,160	1,449	803	848	13	968
Net Assets, Beginning of Year	8,793	5,860	6,769	10,006	9,584	241
Net Assets, End of Year	$9,953	$7,309	$7,572	$10,854	$9,597	$1,209

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2005
(in thousands)

	Calvert Social Small Cap Growth	Calvert Social Balanced	MFS Emerging Growth IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
From Operations
Investment income	$0	$4	$0	$28	$32	$180
Net realized gain (loss) on investments	0	(12)	32	107	36	351
Net unrealized appreciation (depreciation) of investments during the period	(10)	23	345	297	352	(260)
Net increase (decrease) in net assets resulting from operations	(10)	15	377	432	420	271
From Variable Life Policy Transactions
Contractowners’ net payments	0	0	655	650	605	1,014
Mortality and expense risk charges	(1)	(3)	(38)	(53)	(52)	(83)
Cost of insurance and administrative charges	(6)	(30)	(316)	(371)	(342)	(506)
Surrenders	0	(74)	(218)	(380)	(225)	(160)
Death benefits	0	0	0	0	0	(12)
Net policy loan repayments (withdrawals)	0	(2)	(57)	12	(26)	(38)
Transfer from other portfolios	0	(5)	(130)	(346)	(140)	1,375
Net increase (decrease) in net assets resulting from variable life policy transactions	(7)	(114)	(104)	(488)	(180)	1,590
Total increase (decrease) in net assets	(17)	(99)	273	(56)	240	1,861
Net Assets, Beginning of Year	102	331	4,317	5,960	5,826	8,497
Net Assets, End of Year	$85	$232	$4,590	$5,904	$6,066	$10,358

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2005
(in thousands)

	MFS New Discovery IC	MFS Utility IC	MFS Investors Growth Stock IC	Oppenheimer Mid Cap/VA	Oppenheimer Capital Appr/VA	Oppenheimer Main Street/VA
From Operations
Investment income	$0	$11	$8	$0	$85	$108
Net realized gain (loss) on investments	1	28	2	25	7	20
Net unrealized appreciation (depreciation) of investments during the period	110	251	92	459	380	340
Net increase (decrease) in net assets resulting from operations	111	290	102	484	472	468
From Variable Life Policy Transactions
Contractowners’ net payments	364	250	375	615	1,243	869
Mortality and expense risk charges	(19)	(17)	(20)	(37)	(84)	(72)
Cost of insurance and administrative charges	(167)	(123)	(172)	(335)	(649)	(480)
Surrenders	(142)	(129)	(92)	(269)	(409)	(339)
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(5)	(15)	19	(67)	(4)	(25)
Transfer from other portfolios	(74)	56	(82)	(36)	(195)	(299)
Net increase (decrease) in net assets resulting from variable life policy transactions	105	22	28	(129)	(98)	(346)
Total increase (decrease) in net assets	216	312	130	355	374	122
Net Assets, Beginning of Year	2,105	1,776	2,230	4,003	9,343	8,143
Net Assets, End of Year	$2,321	$2,088	$2,360	$4,358	$9,717	$8,265

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2005
(In Thousands)

	Oppenheimer Money Fund/VA	Oppenheimer Strategic Bond/VA	Oppenheimer Global Securities/VA	Oppenheimer High Income/VA	Van Eck Worldwide Real Estate Fund	Van Eck Worldwide Hard Assets Fund
From Operations
Investment income	$121	$302	$53	$84	$0	$0
Net realized gain (loss) on investments	0	1	4	0	1	0
Net unrealized appreciation (depreciation) of investments during the period	1	(121)	763	(53)	2	0
Net increase (decrease) in net assets resulting from operations	122	182	820	31	3	0
From Variable Life Policy Transactions
Contractowners’ net payments	852	630	836	157	0	0
Mortality and expense risk charges	(39)	(62)	(51)	(12)	0	0
Cost of insurance and administrative charges	(431)	(408)	(394)	(88)	(2)	0
Surrenders	(474)	(201)	(157)	(44)	0	0
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(2)	(21)	(53)	(13)	0	0
Transfer from other portfolios	736	382	700	105	0	0
Net increase (decrease) in net assets resulting from variable life policy transactions	642	320	881	105	(2)	0
Total increase (decrease) in net assets	764	502	1,701	136	1	0
Net Assets, Beginning of Year	3,901	6,733	5,309	1,300	19	0
Net Assets, End of Year	$4,665	$7,235	$7,010	$1,436	$20	$0

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2005
(in thousands)

	Van Kampen Strategic Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income	Van Kampen Aggressive Growth II	Van Kampen UIF Equity & Income II
From Operations
Investment income	$11	$27	$165	$139	$0	$27
Net realized gain (loss) on investments	(1)	1	452	306	(1)	43
Net unrealized appreciation (depreciation) of investments during the period	322	287	122	840	50	247
Net increase (decrease) in net assets resulting from operations	332	315	739	1,285	49	317
From Variable Life Policy Transactions
Contractowners’ net payments	782	579	1,713	1,333	95	496
Mortality and expense risk charges	(38)	(34)	(135)	(118)	(4)	(37)
Cost of insurance and administrative charges	(320)	(257)	(870)	(684)	(39)	(225)
Surrenders	(153)	(71)	(248)	(227)	(9)	(35)
Death benefits	0	0	(6)	(6)	0	(6)
Net policy loan repayments (withdrawals)	(21)	10	(23)	(55)	(1)	1
Transfer from other portfolios	(90)	38	3,714	1,126	63	1,662
Net increase (decrease) in net assets resulting from variable life policy transactions	160	265	4,145	1,369	105	1,856
Total increase (decrease) in net assets	492	580	4,884	2,654	154	2,173
Net Assets, Beginning of Year	4,047	3,608	13,008	11,990	382	3,062
Net Assets, End of Year	$4,539	$4,188	$17,892	$14,644	$536	$5,235

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2005
(in thousands)

	Van Kampen Government II	Fidelity VIP II Index 500 SC	Fidelity VIP Growth Port SC	Fidelity VIP II Contrafund SC	Fidelity Mid Cap SC	Fidelity Equity Income SC
From Operations
Investment income	$39	$34	$3	$4	$0	$1
Net realized gain (loss) on investments	0	1	1	0	1	2
Net unrealized appreciation (depreciation) of investments during the period	(2)	89	50	422	44	16
Net increase (decrease) in net assets resulting from operations	37	124	54	426	45	19
From Variable Life Policy Transactions
Contractowners’ net payments	77	455	138	386	50	31
Mortality and expense risk charges	(10)	(21)	(8)	(23)	(2)	(2)
Cost of insurance and administrative charges	(48)	(245)	(82)	(184)	(19)	(20)
Surrenders	0	(42)	(60)	(83)	0	0
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	(10)	0	2	(2)	0
Transfer from other portfolios	427	590	61	894	328	414
Net increase (decrease) in net assets resulting from variable life policy transactions	446	727	49	992	355	423
Total increase (decrease) in net assets	483	851	103	1,418	400	442
Net Assets, Beginning of Year	911	1,967	886	1,888	71	46
Net Assets, End of Year	$1,394	$2,818	$989	$3,306	$471	$488

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2005
(in thousands)

	Fidelity Investment Grade Bonds SC	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities	Lord Abbett America’s Value	Total
From Operations
Investment income	$2	$113	$345	$39	$0	$68	$2,337
Net realized gain (loss) on investments	2	692	76	538	11	28	3,537
Net unrealized appreciation (depreciation) of investments during the period	(2)	(410)	(327)	84	31	17	6,456
Net increase (decrease) in net assets resulting from operations	2	395	94	661	42	113	12,330
From Variable Life Policy Transactions
Contractowners’ net payments	29	1,015	637	1,109	166	299	23,555
Mortality and expense risk charges	(1)	(95)	(56)	(70)	(7)	(22)	(1,710)
Cost of insurance and administrative charges	(17)	(537)	(344)	(480)	(54)	(140)	(12,044)
Surrenders	0	(248)	(86)	(171)	0	(17)	(6,589)
Death benefits	0	(9)	0	0	0	(9)	(57)
Net policy loan repayments (withdrawals)	0	9	(8)	(8)	(3)	(6)	(670)
Transfer from other portfolios	183	1,522	1,597	1,879	357	1,420	21,016
Net increase (decrease) in net assets resulting from variable life policy transactions	194	1,657	1,740	2,259	459	1,525	23,501
Total increase (decrease) in net assets	196	2,052	1,834	2,920	501	1,638	35,831
Net Assets, Beginning of Year	65	9,920	5,479	6,446	583	1,671	177,178
Net Assets, End of Year	$261	$11,972	$7,313	$9,366	$1,084	$3,309	$213,009

The accompanying notes are an integral part of these financial statements.

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2006

1.   ORGANIZATION

The Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies (Contracts).

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

At December 31, 2002, the Separate Account was comprised of six proprietary subaccounts and thirty-one independent subaccounts. The six proprietary subaccounts were the PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC CORE US Equity and PIC Capital Growth subaccounts. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund. The twenty-eight independent subaccounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Investors Trust, MFS Total Return, MFS New Discovery, MFS Utilities, MFS Investors Growth Stock, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Main Street, Oppenheimer Money Fund, Oppenheimer Strategic Bond, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Real Estate, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Aggressive Growth, Fidelity VIP Index 500, Fidelity VIP Growth, Fidelity VIP Contrafund, Lord Abbett Growth and Income Fund, Lord Abbett Bond Debenture Fund, and Lord Abbett Mid-Cap Value funds.

On May 1, 2003, the Separate Account began offering the Lord Abbett Growth Opportunities, Lord Abbett America’s Value, Van Kampen Government Portfolio II and Universal Institutional Funds (UIF) Equity and Income II subaccounts with sales beginning on that date.

On December 9, 2003, shareholders of each of the following funds, PIC Growth and Income Fund, PIC International Equity Fund, PIC Small Cap Value Fund, PIC CORE U.S. Equity Fund and the PIC Capital Growth Fund (each a “Fund” and together, the “Funds”), approved an Agreement and Plan of Reorganization on behalf of each Fund and Goldman Sachs Variable Insurance Trust (GSVIT) on behalf of each of its acquiring investment portfolios (each, a “GSVIT Fund” and collectively, the “GSVIT Funds”). The Reorganization Agreement provided for the acquisition of substantially all of the assets, and the assumption of substantially all of the liabilities, of each Fund by its corresponding GSVIT Fund in exchange for shares of the GSVIT Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund. Such assets and liabilities of each of the following Funds were acquired or assumed by the corresponding GSVIT Fund as noted below:

Funds	GSVIT Funds
PIC Growth and Income Fund	Goldman Sachs Growth and Income Fund
PIC International Equity Fund	Goldman Sachs International Equity Fund
PIC Small Cap Value Fund	Goldman Sachs CORE Small Cap Equity Fund
PIC CORE U.S. Equity Fund	Goldman Sachs CORE U.S. Equity Fund
PIC Capital Growth Fund	Goldman Sachs Capital Growth Fund

Also on December 9, 2003, contract owners of the PIC Global Income Fund approved a plan to liquidate the assets of the PIC Global Income Fund and distribute the liquidation proceeds to the PIC Global Income Fund’s contract owners.

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2006

1.   ORGANIZATION — (Continued)

On April 30, 2004, the Separate Account began offering Goldman Sachs Mid-Cap Value, Fidelity Mid-Cap, Fidelity Equity Income, and Fidelity Investment Grade Bonds subaccounts with sales beginning on that date.

On May 1, 2006, the Separate Account began offering the Franklin Flex Cap Growth Securities, Franklin Income Securities, Franklin Rising Dividend Securities, Franklin Small-Mid Cap Growth Securities, Templeton Foreign Securities, Templeton Growth Securities and Mutual Shares Securities subaccounts with sales beginning on that date.

Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (Note 5). The Separate Account’s assets are the property of Protective Life.

Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life’s General Account. The assets of Protective Life’s General Account support its insurance and annuity obligations and are subject to Protective Life’s general liabilities from business operations. The Guaranteed Account’s value as of December 31, 2006 was approximately $14.5 million.

Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual subaccounts and the Guaranteed Account.

2.   SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation — Investments are made in shares and are valued at the net asset values of the respective portfolios. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

Realized Gains and Losses — Realized gains and losses on investments include gains and losses on redemptions of the Funds’ shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

Dividend Income and Capital Gain Distributions — Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the underlying investment company’s financials.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes — The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (parent of Protective Life). Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax.

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2006

3.   CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2006 and 2005 were as follows (in thousands):

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
Calvert Social Balanced
2006	0	(6)	(6)
2005	0	(7)	(7)
Calvert Social Small Cap Growth
2006	0	(3)	(3)
2005	0	(1)	(1)
Fidelity VIP II Contrafund SC
2006	164	(21)	143
2005	89	(10)	79
Fidelity Equity Income SC2
2006	39	(9)	30
2005	39	(1)	38
Fidelity VIP Growth Port SC
2006	44	(31)	13
2005	22	(15)	7
Fidelity VIP II Index 500 SC
2006	73	(48)	25
2005	93	(18)	75
Fidelity Investment Grade Bonds SC
2006	27	(3)	24
2005	19	0	19
Fidelity Mid Cap SC
2006	58	(12)	46
2005	27	(1)	26
Franklin Flex Cap Growth Securities
2006	5	0	5
2005	0	0	0
Templeton Foreign Securities
2006	57	(6)	51
2005	0	0	0
Templeton Growth Securities
2006	90	(2)	88
2005	0	0	0
Franklin Income Securities
2006	79	(1)	78
2005	0	0	0
Franklin Mutual Shares Securities
2006	131	0	131
2005	0	0	0

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2006

3.   CHANGES IN UNITS OUTSTANDING — (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
Franklin Rising Dividend Securities
2006	41	(4)	37
2005	0	0	0
Franklin Small Mid Cap Growth Securities
2006	16	(1)	15
2005	0	0	0
Goldman Sachs Mid Cap Value Fund
2006	71	(13)	58
2005	72	(4)	68
Lord Abbett America’s Value
2006	103	(11)	92
2005	114	(7)	107
Lord Abbett Bond Debenture
2006	118	(24)	94
2005	142	(11)	131
Lord Abbett Growth & Income
2006	142	(59)	83
2005	166	(26)	140
Lord Abbett Growth Opportunities
2006	41	(4)	37
2005	46	(12)	34
Lord Abbett Mid-Cap Value
2006	163	(32)	131
2005	186	(18)	168
MFS Emerging Growth IC
2006	18	(32)	(14)
2005	28	(36)	(8)
MFS Investors Trust IC
2006	21	(35)	(14)
2005	22	(35)	(13)
MFS Investors Growth Stock IC
2006	39	(58)	(19)
2005	47	(42)	5
MFS New Discovery IC
2006	16	(25)	(9)
2005	35	(28)	7
MFS Research IC
2006	20	(34)	(14)
2005	21	(56)	(35)
MFS Total Return IC
2006	112	(32)	80
2005	114	(28)	86

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2006

3.   CHANGES IN UNITS OUTSTANDING — (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
MFS Utility IC
2006	45	(23)	22
2005	37	(37)	0
Oppenheimer Mid Cap/VA
2006	26	(25)	1
2005	23	(31)	(8)
Oppenheimer Main Street/VA
2006	52	(56)	(4)
2005	33	(57)	(24)
Oppenheimer Capital Appreciation/VA
2006	34	(48)	(14)
2005	35	(40)	(5)
Oppenheimer Global Securities/VA
2006	93	(28)	65
2005	70	(26)	44
Oppenheimer High Income/VA
2006	26	(11)	15
2005	20	(12)	8
Oppenheimer Strategic Bond/VA
2006	91	(86)	5
2005	45	(26)	19
Goldman Sachs Capital Growth
2006	43	(53)	(10)
2005	35	(47)	(12)
Goldman Sachs Growth & Income
2006	83	(44)	39
2005	82	(37)	45
Goldman Sachs International Equity
2006	86	(37)	49
2005	73	(34)	39
Oppenheimer Money Fund/VA
2006	1,883	(2,298)	(415)
2005	2,537	(1,994)	543
Goldman Sachs Structured US Equity
2006	45	(63)	(18)
2005	41	(32)	9
Goldman Sachs Structured Small Cap Equity
2006	37	(30)	7
2005	35	(22)	13
Van Eck Worldwide Hard Assets Fund
2006	0	0	0
2005	0	0	0

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2006

3.   CHANGES IN UNITS OUTSTANDING — (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
Van Eck Worldwide Real Estate Fund
2006	0	0	0
2005	0	0	0
Van Kampen Aggressive Growth II
2006	38	(10)	28
2005	33	(13)	20
Van Kampen Comstock
2006	243	(39)	204
2005	277	(17)	260
Van Kampen Strategic Growth
2006	116	(85)	31
2005	127	(93)	34
Van Kampen UIF Equity & Income II
2006	168	(22)	146
2005	148	(8)	140
Van Kampen Enterprise
2006	63	(97)	(34)
2005	86	(40)	46
Van Kampen Growth & Income
2006	149	(48)	101
2005	128	(27)	101
Van Kampen Government II
2006	39	(17)	22
2005	47	(4)	43

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2006

4.   INVESTMENTS

At December 31, 2006, the investments by the respective subaccounts were as follows (in thousands, except share data):

	2006
	Shares	Cost	Market Value
Goldman Sachs Growth & Income	940,452	$10,268	$13,082
Goldman Sachs International Equity	685,213	8,849	9,929
Goldman Sachs Structured Small Cap Equity	603,556	8,348	8,715
Goldman Sachs Structured U.S. Equity	804,513	10,786	11,802
Goldman Sachs Capital Growth	881,661	10,737	10,210
Goldman Sachs Mid Cap Value Fund	144,190	2,302	2,320
Calvert Social Small Cap Growth	1,985	20	31
Calvert Social Balanced	80,612	175	164
MFS Emerging Growth IC	228,303	6,072	4,712
MFS Research IC	348,711	6,679	6,291
MFS Investors Trust IC	305,020	5,472	6,616
MFS Total Return IC	608,265	11,611	13,315
MFS New Discovery IC	141,611	2,203	2,467
MFS Utility IC	110,501	2,300	3,234
MFS Investors Growth Stock IC	225,631	2,277	2,403
Oppenheimer Mid Cap/VA	88,871	5,498	4,519
Oppenheimer Capital Appreciation/VA	246,517	9,672	10,213
Oppenheimer Main Street/VA	380,905	7,502	9,439
Oppenheimer Money Fund/VA	4,386,217	4,386	4,386
Oppenheimer Strategic Bond/VA	1,496,557	7,199	7,872
Oppenheimer Global Securities/VA	269,248	7,595	9,906
Oppenheimer High Income/VA	210,616	1,753	1,801
Van Eck Worldwide Real Estate Fund	1,280	14	24
Van Eck Worldwide Hard Assets Fund	6	0	0
Van Kampen Strategic Growth	167,511	5,205	4,826
Van Kampen Enterprise	273,427	3,884	4,257
Van Kampen Comstock	1,679,777	20,168	24,777
Van Kampen Growth & Income	852,016	14,290	18,744
Van Kampen Aggressive Growth II	138,738	610	727
Van Kampen UIF Equity & Income II	552,306	7,016	8,224
Van Kampen Government II	181,496	1,698	1,688
Fidelity VIP II Index 500 SC	22,075	2,819	3,551
Fidelity VIP Growth Port SC	32,786	1,033	1,171
Fidelity VIP II Contrafund SC	188,839	5,136	5,926
Fidelity Mid Cap SC	37,206	1,214	1,287
Fidelity Equity Income SC	39,214	980	1,024
Fidelity Investment Grade Bonds SC	42,916	535	544
Lord Abbett Growth & Income	520,757	12,390	15,279
Lord Abbett Bond Debenture	792,049	9,280	9,378
Lord Abbett Mid-Cap Value	578,488	10,777	12,599
Lord Abbett Growth Opportunities	118,101	1,543	1,733
Lord Abbett America’s Value	351,838	4,764	5,376
Franklin Flex Cap Growth Securities	4,512	49	50
Franklin Income Securities	50,878	847	883
Franklin Rising Dividend Securities	20,142	397	414
Franklin Small-Mid Cap Growth Securities	6,634	142	147
Franklin Mutual Shares Securities	71,322	1,382	1,460
Templeton Foreign Securities	31,185	535	584
Templeton Growth Securities	63,924	953	1,018
	20,008,578	$239,365	$269,118

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2006

4.   INVESTMENTS — (Continued)

During the year ended December 31, 2006, transactions in shares were as follows (in thousands, except share data):

	Goldman Sachs Growth & Income	Goldman Sachs International Equity	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Structured US Equity	Goldman Sachs Capital Growth
Shares Purchased	125,587	119,891	75,681	73,455	85,996
Shares received from reinvestment of dividends	49,219	10,404	46,242	8,264	1,078
Total Shares Acquired	174,806	130,295	121,923	81,719	87,074
Shares Redeemed	(67,536)	(51,819)	(61,932)	(104,168)	(104,323)
Net increase (decrease) in shares owned	107,270	78,476	59,991	(22,449)	(17,249)
Shares Owned, Beginning of Period	833,182	606,737	543,565	826,962	898,910
Shares Owned, End of Period	940,452	685,213	603,556	804,513	881,661
Cost of Shares Acquired	$2,326	$1,715	$1,784	$1,133	$951
Cost of Shares Redeemed	$874	$672	$905	$1,386	$1,109

	Goldman Sachs Mid Cap Value Fund	Calvert Social Small Cap Growth	Calvert Social Balanced	MFS Emerging Growth IC	MFS Research IC
Shares Purchased	62,273	42	0	14,844	18,008
Shares received from reinvestment of dividends	15,626	0	3,184	0	1,762
Total Shares Acquired	77,899	42	3,184	14,844	19,770
Shares Redeemed	(11,561)	(3,643)	(41,758)	(26,465)	(31,021)
Net increase (decrease) in shares owned	66,338	(3,601)	(38,574)	(11,621)	(11,251)
Shares Owned, Beginning of Period	77,852	5,586	119,186	239,924	359,962
Shares Owned, End of Period	144,190	1,985	80,612	228,303	348,711
Cost of Shares Acquired	$1,262	$1	$6	$290	$332
Cost of Shares Redeemed	$188	$48	$87	$479	$481

	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC	MFS Utility IC	MFS Investors Growth Stock IC
Shares Purchased	15,646	106,654	17,618	33,461	26,516
Shares received from reinvestment of dividends	1,521	30,739	2,322	5,978	0
Total Shares Acquired	17,167	137,393	19,940	39,439	26,516
Shares Redeemed	(26,604)	(30,717)	(26,631)	(16,885)	(39,313)
Net increase (decrease) in shares owned	(9,437)	106,676	(6,691)	22,554	(12,797)
Shares Owned, Beginning of Period	314,457	501,589	148,302	87,947	238,428
Shares Owned, End of Period	305,020	608,265	141,611	110,501	225,631
Cost of Shares Acquired	$342	$2,826	$325	$985	$265
Cost of Shares Redeemed	$482	$635	$410	$418	$377

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2006

4.   INVESTMENTS — (Continued)

	Oppenheimer Mid Cap/VA	Oppenheimer Capital Appr/VA	Oppenheimer Main Street/VA	Oppenheimer Money Fund/VA	Oppenheimer Strategic Bond/VA
Shares Purchased	8,812	16,363	35,957	2,675,029	306,573
Shares received from reinvestment of dividends	0	915	4,374	197,265	58,773
Total Shares Acquired	8,812	17,278	40,331	2,872,294	365,346
Shares Redeemed	(8,186)	(23,091)	(38,712)	(3,250,332)	(284,668)
Net increase (decrease) in shares owned	626	(5,813)	1,619	(378,038)	80,678
Shares Owned, Beginning of Period	88,245	252,330	379,286	4,764,255	1,415,879
Shares Owned, End of Period	88,871	246,517	380,905	4,386,217	1,496,557
Cost of Shares Acquired	$440	$677	$909	$2,872	$1,857
Cost of Shares Redeemed	$410	$881	$871	$3,250	$1,452

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

4.   INVESTMENTS — (Continued)

	Oppenheimer Global Securities/VA	Oppenheimer High Income/VA	Van Eck Worldwide Real Estate Fund	Van Eck Worldwide Hard Assets Fund	Van Kampen Strategic Growth
Shares Purchased	62,867	44,331	0	0	20,813
Shares received from reinvestment of dividends	15,026	14,034	432	0	0
Total Shares Acquired	77,893	58,365	432	0	20,813
Shares Redeemed	(18,706)	(17,884)	(133)	(0)	(15,355)
Net increase (decrease) in shares owned	59,187	40,481	299	(0)	5,458
Shares Owned, Beginning of Period	210,061	170,135	981	6	162,053
Shares Owned, End of Period	269,248	210,616	1,280	6	167,511
Cost of Shares Acquired	$2,608	$477	$7	$0	$586
Cost of Shares Redeemed	$634	$146	$2	$0	$430

	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income	Van Kampen Aggressive Growth II	Van Kampen UIF Equity & Income II
Shares Purchased	27,194	313,093	112,480	41,475	175,845
Shares received from reinvestment of dividends	1,167	108,400	60,763	8,802	15,798
Total Shares Acquired	28,361	421,493	173,243	50,277	191,643
Shares Redeemed	(41,783)	(49,401)	(36,388)	(10,810)	(22,492)
Net increase (decrease) in shares owned	(13,422)	372,092	136,855	39,467	169,151
Shares Owned, Beginning of Period	286,849	1,307,685	715,161	99,271	383,155
Shares Owned, End of Period	273,427	1,679,777	852,016	138,738	552,306
Cost of Shares Acquired	$416	$5,688	$3,480	$266	$2,689
Cost of Shares Redeemed	$598	$679	$741	$56	$315

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

4.   INVESTMENTS — (Continued)

	Van Kampen Government II	Fidelity VIP II Index 500 SC	Fidelity VIP Growth Port SC	Fidelity VIP II Contrafund SC	Fidelity Mid Cap SC
Shares Purchased	46,579	5,324	10,944	74,846	26,821
Shares received from reinvestment of dividends	6,847	325	75	16,336	2,445
Total Shares Acquired	53,426	5,649	11,019	91,182	29,266
Shares Redeemed	(19,908)	(3,490)	(7,698)	(9,244)	(5,525)
Net increase (decrease) in shares owned	33,518	2,159	3,321	81,938	23,741
Shares Owned, Beginning of Period	147,978	19,916	29,465	106,901	13,465
Shares Owned, End of Period	181,496	22,075	32,786	188,839	37,206
Cost of Shares Acquired	$489	$822	$372	$2,892	$979
Cost of Shares Redeemed	$183	$507	$252	$297	$184

	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value
Shares Purchased	19,021	23,393	67,519	137,692	110,263
Shares received from reinvestment of dividends	4,812	923	22,691	45,346	45,986
Total Shares Acquired	23,833	24,316	90,210	183,038	156,249
Shares Redeemed	(3,845)	(1,986)	(27,712)	(27,456)	(21,839)
Net increase (decrease) in shares owned	19,988	22,330	62,498	155,582	134,410
Shares Owned, Beginning of Period	19,226	20,586	458,259	636,467	444,078
Shares Owned, End of Period	39,214	42,916	520,757	792,049	578,488
Cost of Shares Acquired	$612	$298	$2,557	$2,180	$3,389
Cost of Shares Redeemed	$102	$25	$780	$325	$472

	Lord Abbett Growth Opportunities	Lord Abbett America’s Value	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities
Shares Purchased	41,736	109,773	4,581	51,499	22,239
Shares received from reinvestment of dividends	1,136	14,872	0	62	9
Total Shares Acquired	42,872	124,645	4,581	51,561	22,248
Shares Redeemed	(3,732)	(11,463)	(69)	(683)	(2,106)
Net increase (decrease) in shares owned	39,140	113,182	4,512	50,878	20,142
Shares Owned, Beginning of Period	78,961	238,656	0	0	0
Shares Owned, End of Period	118,101	351,838	4,512	50,878	20,142
Cost of Shares Acquired	$611	$1,814	$49	$858	$440
Cost of Shares Redeemed	$53	$166	$1	$11	$42

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

4.   INVESTMENTS — (Continued)

	Franklin Small-Mid Cap Growth Securities	Franklin Mutual Shares Securities	Templeton Foreign Securities	Templeton Growth Securities	Total
Shares Purchased	7,068	71,542	34,756	64,771	5,546,871
Shares received from reinvestment of dividends	0	103	17	141	824,214
Total Shares Acquired	7,068	71,645	34,773	64,912	6,371,085
Shares Redeemed	(434)	(323)	(3,588)	(988)	(4,614,406)
Net increase (decrease) in shares owned	6,634	71,322	31,185	63,924	1,756,679
Shares Owned, Beginning of Period	0	0	0	0	18,251,899
Shares Owned, End of Period	6,634	71,322	31,185	63,924	20,008,578
Cost of Shares Acquired	$151	$1,388	$597	$968	$58,980
Cost of Shares Redeemed	$9	$6	$61	$15	$22,508

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2006

5.   FINANCIAL HIGHLIGHTS

				For the Year Ended
	As of December 31, 2006			December 31, 2006
		Unit	Net	Investment
	Units	Fair	Assets	Income	Total
	(000’s)	Value	(000’s)	Ratio*	Return**
Goldman Sachs Growth & Income	588	$22.26	$13,082	1.77%	22.63%
Goldman Sachs International Equity	486	$20.44	$9,929	1.75%	22.10%
Goldman Sachs Structured Small Cap Equity	271	$32.18	$8,715	0.68%	12.27%
Goldman Sachs Structured U.S. Equity	483	$24.45	$11,802	1.08%	12.89%
Goldman Sachs Capital Growth	436	$23.39	$10,210	0.13%	8.56%
Goldman Sachs Mid Cap Value Fund	146	$15.88	$2,320	1.11%	16.16%
Calvert Social Small Cap Growth	2	$16.01	$31	0.00%	0.79%
Calvert Social Balanced	9	$17.23	$164	2.13%	8.77%
MFS Emerging Growth IC	283	$16.67	$4,712	0.00%	7.89%
MFS Research IC	385	$16.35	$6,291	0.50%	10.48%
MFS Investors Trust IC	403	$16.42	$6,616	0.49%	12.99%
MFS Total Return IC	625	$21.29	$13,315	2.25%	11.89%
MFS New Discovery IC	130	$18.97	$2,467	0.00%	13.22%
MFS Utility IC	144	$22.40	$3,234	1.91%	31.26%
MFS Investors Growth Stock IC	330	$7.28	$2,403	0.00%	7.58%
Oppenheimer Mid Cap/VA	258	$17.49	$4,519	0.00%	2.96%
Oppenheimer Capital Appreciation/VA	507	$20.14	$10,213	0.36%	7.95%
Oppenheimer Main Street/VA	552	$17.11	$9,439	1.11%	15.02%
Oppenheimer Money Fund/VA	3,019	$1.45	$4,386	4.55%	4.73%
Oppenheimer Strategic Bond/VA	436	$18.04	$7,872	4.02%	7.49%
Oppenheimer Global Securities/VA	392	$25.27	$9,906	0.92%	17.69%
Oppenheimer High Income/VA	123	$14.60	$1,801	7.07%	9.42%
Van Eck Worldwide Hard Assets Fund	0	$38.43	$0	0.06%	24.49%
Van Eck World Wide Real Estate Fund	1	$34.47	$24	1.54%	30.92%
Van Kampen Strategic Growth	936	$5.16	$4,826	0.00%	2.86%
Van Kampen Enterprise	637	$6.69	$4,257	0.42%	7.08%
Van Kampen Comstock	1,278	$19.39	$24,777	1.33%	16.28%
Van Kampen Growth & Income	1,107	$16.93	$18,744	1.11%	16.23%
Van Kampen Aggressive Growth II	124	$5.85	$727	0.00%	4.92%
Van Kampen UIF Equity & Income II	520	$15.80	$8,224	1.12%	12.58%
Van Kampen Government II	152	$11.10	$1,688	3.99%	3.11%
Fidelity VIP II Index 500 SC	304	$11.69	$3,551	1.48%	15.61%
Fidelity VIP Growth Port SC	133	$8.82	$1,171	0.24%	6.73%
Fidelity VIP II Contrafund SC	380	$15.58	$5,926	1.19%	11.59%
Fidelity Mid-Cap SC	78	$16.46	$1,287	0.19%	12.59%
Fidelity Equity Income SC	72	$14.12	$1,024	3.19%	20.08%
Fidelity Investment Grade Bonds SC	49	$11.10	$544	2.56%	4.30%
Lord Abbett Growth & Income	1,044	$14.63	$15,279	1.32%	17.27%
Lord Abbett Bond Debenture	638	$14.69	$9,378	6.50%	9.33%
Lord Abbett Mid-Cap Value	789	$15.96	$12,599	0.56%	12.23%
Lord Abbett Growth Opportunities	115	$15.02	$1,733	0.00%	7.89%
Lord Abbett America’s Value	315	$17.07	$5,376	2.87%	14.55%
Franklin Flex Cap Growth Securities	5	$10.07	$50	0.00%	1.28	%(a)
Franklin Income Securities	78	$11.39	$883	0.33%	12.16	%(a)
Franklin Rising Dividend Securities	37	$11.07	$414	0.09%	8.71	%(a)
Franklin Small-Mid Cap Growth Securities	15	$10.06	$147	0.00%	0.73	%(a)
Franklin Mutual Shares Securities	131	$11.19	$1,460	0.12%	10.25	%(a)
Templeton Foreign Securities	51	$11.37	$584	0.12%	9.52	%(a)
Templeton Growth Securities	88	$11.55	$1,018	0.16%	11.62	%(a)

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expenses charges.

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2006

5.   FINANCIAL HIGHLIGHTS  — (Continued)

The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account.

The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners’ accounts and are included in the Statement of Changes in Net Assets.

(a) Started May 1, 2006

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2006

5.   FINANCIAL HIGHLIGHTS — (Continued)

				For the Year Ended
	As of December 31, 2005			December 31, 2005
		Unit	Net	Investment
	Units	Fair	Assets	Income	Total
	(000’s)	Value	(000’s)	Ratio*	Return**
Goldman Sachs Growth & Income	549	$18.15	$9,953	1.75%	3.93%
Goldman Sachs International Equity	437	$16.74	$7,309	0.34%	13.70%
Goldman Sachs CORE Small Cap Equity	264	$28.66	$7,572	0.25%	6.07%
Goldman Sachs CORE U.S. Equity	501	$21.66	$10,854	0.81%	6.51%
Goldman Sachs Capital Growth	446	$21.55	$9,597	0.15%	2.94%
Goldman Sachs Mid Cap Value Fund	88	$13.67	$1,209	0.95%	12.83%
Calvert Social Small Cap Growth	5	$15.88	$85	0.00%	-9.17%
Calvert Social Balanced	15	$15.84	$232	1.35%	5.65%
MFS Emerging Growth	297	$15.45	$4,590	0.00%	9.19%
MFS Research	399	$14.80	$5,904	0.48%	7.80%
MFS Investors Trust	417	$14.53	$6,066	0.55%	7.31%
MFS Total Return	545	$19.03	$10,358	1.92%	2.82%
MFS New Discovery	139	$16.76	$2,321	0.00%	5.25%
MFS Utility	122	$17.06	$2,088	0.57%	16.84%
MFS Investors Growth Stock	349	$6.77	$2,360	0.34%	4.49%
Oppenheimer Aggresive Growth	257	$16.99	$4,358	0.00%	12.33%
Oppenheimer Capital Appreciation	521	$18.66	$9,717	0.90%	5.10%
Oppenheimer Main Street Growth & Income	556	$14.87	$8,265	1.34%	5.98%
Oppenheimer Money Fund	3,434	$1.39	$4,665	2.82%	2.83%
Oppenheimer Strategic Bond	431	$16.78	$7,235	4.38%	2.67%
Oppenheimer Global Securities	327	$21.47	$7,010	0.95%	14.31%
Oppenheimer High Income	108	$13.34	$1,436	6.21%	2.31%
Van Eck Real Estate	1	$26.33	$20	2.15%	21.01%
Van Eck Hard Assets	0	$30.87	$0	-0.33%	51.67%
Van Kampen Emerging Growth	905	$5.01	$4,539	0.25%	7.93%
Van Kampen Enterprise	671	$6.25	$4,188	0.70%	8.15%
Van Kampen Comstock	1,074	$16.67	$17,892	1.10%	4.37%
Van Kampen Growth & Income	1,006	$14.57	$14,644	1.05%	9.99%
Van Kampen Aggressive Growth II	96	$5.58	$536	0.00%	11.11%
Van Kampen UIF Equity & Income II	374	$14.04	$5,235	0.65%	7.38%
Van Kampen Government Portfolio II	130	$10.76	$1,394	3.42%	3.28%
Fidelity Index 500	279	$10.11	$2,818	1.48%	4.71%
Fidelity Growth	120	$8.26	$989	0.35%	5.67%
Fidelity Contrafund	237	$13.96	$3,306	0.16%	16.85%
Fidelity Mid-Cap	32	$14.62	$471	0.00%	18.20%
Fidelity Equity Income	42	$11.76	$488	0.38%	5.76%
Fidelity Investment Grade Bonds	25	$10.64	$261	1.72%	2.08%
Lord Abbett Growth & Income	961	$12.47	$11,972	1.06%	3.25%
Lord Abbett Bond Debenture	544	$13.44	$7,313	5.48%	1.31%
Lord Abbett Mid-Cap Value	658	$14.22	$9,366	0.51%	8.22%
Lord Abbett Growth Opportunities	78	$13.92	$1,084	0.00%	4.62%
Lord Abbett America’s Value	223	$14.90	$3,309	2.73%	3.78%

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2006

5.   FINANCIAL HIGHLIGHTS — (Continued)

** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account.

The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners’ accounts and are included in the Statement of Changes in Net Assets.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

5.   FINANCIAL HIGHLIGHTS — (Continued)

				For the Year Ended
	As of December 31, 2004			December 31, 2004
		Unit	Net	Investment
	Units	Fair	Assets	Income	Total
	(000’s)	Value	(000’s)	Ratio*	Return**
Goldman Sachs Growth & Income	504	$17.46	$8,793	1.68%	18.80%
Goldman Sachs International Equity	398	$14.72	$5,860	1.26%	13.48%
Goldman Sachs CORE Small Cap Equity	251	$27.02	$6,769	0.20%	16.42%
Goldman Sachs CORE U.S. Equity	492	$20.34	$10,006	1.15%	14.94%
Goldman Sachs Capital Growth	458	$20.93	$9,584	0.73%	9.09%
Goldman Sachs Mid Cap Value Fund	20	$12.12	$241	1.35%	21.17	%(a)
Calvert Social Small Cap Growth	6	$17.48	$102	0.00%	10.45%
Calvert Social Balanced	22	$14.99	$331	1.66%	8.26%
MFS Emerging Growth	305	$14.15	$4,317	0.00%	12.96%
MFS Research	434	$13.73	$5,960	1.05%	15.85%
MFS Investors Trust	430	$13.54	$5,826	0.62%	11.36%
MFS Total Return	459	$18.51	$8,497	1.62%	11.32%
MFS New Discovery	132	$15.92	$2,105	0.00%	0.12%
MFS Utility	122	$14.60	$1,776	1.33%	30.20%
MFS Investors Growth Stock	344	$6.48	$2,230	0.00%	9.18%
Oppenheimer Aggresive Growth	265	$15.13	$4,003	0.00%	19.78%
Oppenheimer Capital Appreciation	526	$17.75	$9,343	0.31%	6.94%
Oppenheimer Main Street Growth & Income	580	$14.03	$8,143	0.83%	9.46%
Oppenheimer Money Fund	2,891	$1.35	$3,901	1.00%	0.98%
Oppenheimer Strategic Bond	412	$16.35	$6,733	5.00%	8.67%
Oppenheimer Global Securities	283	$18.78	$5,309	1.18%	19.16%
Oppenheimer High Income	100	$13.04	$1,300	5.75%	8.97%
Van Eck Real Estate	1	$21.76	$19	1.53%	36.21%
Van Eck Hard Assets	0	$20.35	$0	0.00%	23.96%
Van Kampen Emerging Growth	871	$4.65	$4,047	0.00%	7.03%
Van Kampen Enterprise	625	$5.77	$3,608	0.36%	4.05%
Van Kampen Comstock	814	$15.97	$13,008	0.91%	17.76%
Van Kampen Growth & Income	905	$13.25	$11,990	0.90%	14.38%
Van Kampen Aggressive Growth II	76	$5.02	$382	0.00%	14.89%
Van Kampen UIF Equity & Income II	234	$13.07	$3,062	0.00%	11.52%
Van Kampen Government Portfolio II	87	$10.42	$911	3.30%	3.90%
Fidelity Index 500	204	$9.65	$1,967	1.12%	10.51%
Fidelity Growth	113	$7.82	$886	0.15%	3.26%
Fidelity Contrafund	158	$11.95	$1,888	0.19%	15.34%
Fidelity Mid-Cap	6	$12.37	$71	0.00%	23.69	%(a)
Fidelity Equity Income	4	$11.12	$46	0.00%	11.22	%(a)
Fidelity Investment Grade Bonds	6	$10.43	$65	0.00%	4.27	%(a)
Lord Abbett Growth & Income	821	$12.08	$9,920	1.02%	12.65%
Lord Abbett Bond Debenture	413	$13.26	$5,479	6.28%	7.89%
Lord Abbett Mid-Cap Value	490	$13.14	$6,446	0.37%	24.04%
Lord Abbett Growth Opportunities	44	$13.30	$583	0.00%	11.23%
Lord Abbett America’s Value	116	$14.36	$1,671	2.49%	16.47%

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges.

The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

5.   FINANCIAL HIGHLIGHTS — (Continued)

** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account.

The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners’ accounts and are included in the Statement of Changes in Net Assets.

(a) Start date of April 30, 2004.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

5.   FINANCIAL HIGHLIGHTS — (Continued)

				For the Year Ended
	As of December 31, 2003			December 31, 2003
		Unit	Net	Investment
	Units	Fair	Assets	Income	Total
	(000’s)	Value	(000’s)	Ratio*	Return**
Calvert Social Balanced	25	$13.85	$347	1.83%	19.32%
Calvert Social Small Cap Growth	7	$15.83	$105	1.44%	39.57%
Fidelity VIP Growth	98	$7.57	$746	0.21%	32.78%
Fidelity VIP Contrafund	88	$10.36	$912	0.24%	28.35%
Fidelity VIP Index 500	166	$8.74	$1,469	1.36%	28.27%
Goldman Sachs Capital Growth	445	$19.19	$8,549	1.10%	24.60%
Goldman Sachs CORE Small Cap Equity	260	$23.21	$6,030	1.46%	41.67%
Goldman Sachs CORE U.S. Equity	490	$17.69	$8,657	1.61%	30.45%
Goldman Sachs Growth & Income	424	$14.70	$6,241	3.78%	24.90%
Goldman Sachs International Equity	361	$12.97	$4,665	5.64%	34.99	%(a)
Lord Abbett America’s Value	37	$12.33	$457	3.30%	23.31%
Lord Abbett Bond Debenture	264	$12.29	$3,249	6.01%	18.01%
Lord Abbett Growth & Income	503	$10.72	$5,390	1.05%	31.01	%(a)
Lord Abbett Growth Opportunities	15	$11.96	$181	0.00%	19.60%
Lord Abbett Mid-Cap Value	300	$10.60	$3,177	0.79%	24.75%
MFS Emerging Growth	303	$12.53	$3,799	0.00%	30.23%
MFS Investors Growth Stock	363	$5.93	$2,147	0.00%	23.02%
MFS Investors Trust	441	$12.16	$5,363	0.65%	22.15%
MFS New Discovery	126	$14.95	$1,877	0.00%	33.72%
MFS Research	443	$11.85	$5,239	0.65%	24.71%
MFS Total Return	343	$16.63	$5,704	1.65%	16.32%
MFS Utility	94	$11.22	$1,054	2.18%	35.89%
Oppenheimer Aggressive Growth	245	$12.63	$3,094	0.00%	25.59%
Oppenheimer Capital Appreciation	493	$16.60	$8,191	0.37%	30.94%
Oppenheimer Global Securities	241	$15.76	$3,828	0.71%	43.02%
Oppenheimer High Income	95	$11.97	$1,141	6.50%	23.96%
Oppenheimer Main Street	564	$12.82	$7,207	0.87%	26.72%
Oppenheimer Money Fund	2,934	$1.34	$3,904	0.78%	0.79%
Oppenheimer Strategic Bond	398	$15.04	$5,995	5.86%	18.07%
PIC Global Income Fund	0	$16.23	$0	7.71%	3.10%
Van Eck Hard Asset	0	$16.42	$0	0.00%	45.08%
Van Eck Real Estate	1	$15.97	$15	2.21%	34.50%
Van Kampen Aggressive Growth II	75	$4.37	$322	0.00%	38.69%
Van Kampen Comstock	615	$13.57	$8,327	0.91%	30.99%
Van Kampen Emerging Growth	819	$4.34	$3,552	0.00%	27.34%
Van Kampen Enterprise	526	$5.55	$2,899	0.47%	25.88%
Van Kampen Government Portfolio II	31	$10.03	$308	0.00%	0.32%
Van Kampen Growth & Income	713	$11.58	$8,242	0.83%	28.03%
UIF Equity & Inc II	98	$11.72	$1,148	0.96%	17.23%

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

5.   FINANCIAL HIGHLIGHTS — (Continued)

** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account.

The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners’ accounts and are included in the Statement of Changes in Net Assets.

(a) Start date of May 1, 2003.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

5.   FINANCIAL HIGHLIGHTS — (Continued)

				For the Year Ended
	As of December 31, 2002			December 31, 2002
		Unit	Net		Investment
	Units	Fair	Assets	Income	Total
	(000’s)	Value	(000’s)	Ratio*	Return**
PIC Growth and Income	325	$11.77	$3,823	0.81%	-11.30%
PIC International Equity	335	$9.61	$3,208	1.27%	-18.41%
PIC Global Income	132	$15.74	$2,089	6.25%	6.36%
PIC Small Cap Value	200	$16.38	$3,268	1.11%	-6.65%
PIC CORE U.S. Equity	438	$13.56	$5,943	0.71%	-22.60%
PIC Capital Growth	417	$15.40	$6,436	0.40%	-24.43%
Calvert Social Small Cap Growth	7	$11.34	$82	1.34%	-22.55%
Calvert Social Balanced	28	$11.60	$336	1.85%	-12.15%
MFS Emerging Growth	276	$9.62	$2,654	0.00%	-31.63%
MFS Research	418	$9.50	$3,978	0.27%	-27.79%
MFS Investors Trust	386	$9.95	$3,839	0.52%	-5.17%
MFS Total Return	244	$14.29	$3,481	1.50%	-26.86%
MFS New Discovery	110	$11.18	$1,226	0.00%	-22.76%
MFS Utilities	87	$8.25	$713	2.67%	-22.13%
MFS Investors Growth Stock	286	$4.82	$1,376	0.00%	-24.54%
Oppenheimer Aggressive Growth	235	$10.06	$2,360	0.70%	-2.39%
Oppenheimer Capital Appreciation	447	$12.67	$5,676	57.00%	-18.80%
Oppenheimer Main Street	470	$10.12	$4,745	0.70%	-2.83%
Oppenheimer Money Fund	3,942	$1.33	$5,210	1.45%	-4.47%
Oppenheimer Strategic Bond	227	$12.74	$2,891	6.19%	-27.55%
Oppenheimer Global Securities	215	$11.02	$2,384	0.51%	1.47%
Oppenheimer High Income	80	$9.65	$772	8.45%	7.44%
Van Eck Hard Asset	0	$11.31	$0	1.11%	-2.14%
Van Eck Real Estate	2	$11.88	$23	3.80%	-19.25%
Van Kampen Emerging Growth	682	$3.41	$2,314	0.35%	4.41%
Van Kampen Enterprise	407	$4.41	$1,791	0.34%	-17.39%
Van Kampen Comstock	430	$10.36	$4,457	0.66%	-14.50%
Van Kampen Growth and Income	496	$9.05	$4,481	0.97%	3.09%
Van Kampen Strategic Stock	0	$12.35	$0	0.15%	-13.91%
Van Kampen Asset Allocation	0	$9.40	$0	0.76%	-29.33%
Fidelity VIP Index 500	131	$6.81	$892	0.81%	-22.32%
Fidelity VIP Growth	80	$5.70	$456	0.05%	-30.20%
Fidelity VIP ContraFund	41	$8.07	$332	0.41%	-9.42%
Van Kampen Aggressive Growth	8	$3.15	$22	0.00%	-32.48	%(a)
Lord Abbett Growth & Income	169	$8.19	$1,383	0.00%	-27.53	%(a)
Lord Abbett Bond Debenture	106	$10.42	$1,107	8.24%	-33.76	%(a)
Lord Abbett Mid-Cap Value	112	$8.49	$947	9.68%	-20.96	%(a)

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

5.   FINANCIAL HIGHLIGHTS — (Continued)

Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account.

The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners’ accounts and are included in the Statement of Changes in Net Assets.

(a) Start date of May 1, 2002

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

5.   FINANCIAL HIGHLIGHTS — (Continued)

The following is a summary of separate account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk Charge

To compensate Protective Life for the mortality risks it assumes which is that the cost of insurance charges are insufficient to meet actual death benefits claims and is deducted through the redemption of units. The benefits claims and is deducted through the redemption of units. The monthly charge is based on the policy value and the policy issue year.

0.000% - .075% of policy value per month
Cost of Insurance Charge (COI)

A fee is assessed to compensate Protective Life for the cost of providing the death benefit. The fee is assessed on the Monthly Anniversary Day. The fee is assessed through the redemption of units and is assessed based on the net amount at risk under the policy or as an asset-based charge. The charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time inforce elapses.

$0.01 - $116.13 per thousand of net amount at risk per month or 0.046% to 0.054% of policy value per month up to a maximum of the guaranteed COI.
Policy Expense Charge

A monthly fee is assessed to reimburse Protective Life for sales not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. The charge is assessed through the redemption of units and is based upon the policy value.

0.000% - 0.058% of policy value per month
Annual Maintenance Fee
This annual charge is assessed through the redemption of units and is waived when the policy value equals or exceeds $50,000.	$0 - $35
Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge

This charge is assessed as a percent of the amount withdrawn, surrendered or lapsed in excess of the annual withdrawal amount allowed under the Policy. The purpose of these charges are to reimburse Protective Life for some of the expenses incurred in the distribution of the policies and the premium tax paid on each premium. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.

$0 - $58 per thousand at surrender or 0.0% - 27% of 1st year premiums at surrender
Transfer Fee
Currently, there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

5.   FINANCIAL HIGHLIGHTS — (Continued)

Expense Type	Range
Monthly Standard Administration Charge
A monthly administration charge is assessed as a redemption of units to compensate for issuance and administrative costs.	$6 - $33
Monthly Administrative Charge for Face Value Increase
A monthly administrative charge is assessed as a redemption of units for the first twelve months after a face value increase to compensate for related administrative costs.	$0.08 - $1.75 per thousand per month or $23.50 + $0.06 per thousand per month up to a maximum of $250 per month
Monthly Administrative Charge for Initial Face Value
A monthly administrative charge is assessed as a redemption of units for the first twelve months after the initial purchase to compensate for related administrative costs.	$0.00 - $0.10 $0.10 per thousand per month
Riders
Monthly fees are charged as a redemption of units for the costs of various rider options and are assessed against policy value or rider coverage amount.	0.0125% of policy value up to a maximum of $31.25 or 0.01% of policy value $1.50 - $24.33 $24.33 per $100 or $0.02 - $108.93 per thousand of rider coverage amount

6.   RELATED PARTY TRANSACTIONS

Contract owners’ net payments represent premiums received from policy holders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

Protective Life offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $5.7 million at December 31, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Share Owners of
Protective Life Insurance Company:

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 7 of the Notes to Consolidated Financial Statements, Protective Life Insurance Company changed its method of accounting for certain nontraditional long-duration contracts and separate accounts on January 1, 2004.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Birmingham, Alabama
March 29, 2007

PROTECTIVE LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME

	Year Ended December 31
	2006	2005	2004
	(Dollars in thousands)
Revenues
Premiums and policy fees	$2,316,594	$1,879,920	$1,822,825
Reinsurance ceded	(1,362,722)	(1,143,988)	(1,124,651)
Net of reinsurance ceded	953,872	735,932	698,174
Net investment income	1,352,432	1,127,920	1,029,206
Realized investment gains (losses):
Derivative financial instruments	(21,555)	(31,819)	2,726
All other investments	101,864	37,934	30,771
Other income	96,944	67,066	55,783
Total revenues	2,483,557	1,937,033	1,816,660
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (2006 — $1,199,073; 2005 — $1,008,670; 2004 — $1,121,664)	1,632,617	1,253,348	1,116,473
Amortization of deferred policy acquisition costs and value of businesses acquired	232,122	197,653	200,130
Other operating expenses, net of reinsurance ceded: (2006 — $244,060; 2005 — $164,932; 2004 — $166,862)	199,070	124,817	128,894
Total benefits and expenses	2,063,809	1,575,818	1,445,497
Income before income tax and cumulative effect of change in accounting principle	419,748	361,215	371,163
Income tax expense
Current	19,268	19,035	114,262
Deferred	135,597	106,524	18,964
Total income tax expense	154,865	125,559	133,226
Net income before cumulative effect of change in accounting principle	264,883	235,656	237,937
Cumulative effect of change in accounting principle, net of income tax	0	0	(15,801)
Net income	$264,883	$235,656	$222,136

See Notes to Consolidated Financial Statements.

PROTECTIVE LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

	December 31
	2006	2005
	(Dollars in thousands)
Assets
Investments:
Fixed maturities, at market (amortized cost: 2006 — $20,755,718; 2005 — $14,735,583)	$20,923,891	$15,037,225
Equity securities, at market (cost: 2006 — $73,237; 2005 — $79,322)	80,108	85,340
Mortgage loans	3,880,028	3,287,745
Investment real estate, net of accumulated depreciation (2006 — $5,482; 2005 — $10,422)	37,928	65,301
Policy loans	839,502	458,825
Other long-term investments	306,012	273,768
Short-term investments	1,366,467	755,805
Total investments	27,433,936	19,964,009
Cash	37,419	52,086
Accrued investment income	274,574	185,546
Accounts and premiums receivable, net of allowance for uncollectible amounts (2006 — $3,386; 2005 — $3,256)	163,352	60,983
Reinsurance receivables	4,596,816	2,993,240
Deferred policy acquisition costs and value of businesses acquired	3,219,997	2,204,111
Goodwill	75,530	38,782
Property and equipment, net of accumulated depreciation (2006 — $106,333; 2005 — $99,587)	38,640	41,484
Other assets	132,863	80,915
Income tax receivable	126,738	88,985
Assets related to separate accounts
Variable annuity	2,750,129	2,377,124
Variable universal life	307,863	251,329
Total assets	$39,157,857	$28,338,594
Liabilities
Policy liabilities and accruals
Future policy benefits and claims	$15,113,277	$11,147,642
Unearned premiums	859,174	700,886
Total policy liabilities and accruals	15,972,451	11,848,528
Stable value product account balances	5,513,464	6,057,721
Annuity account balances	8,958,089	3,388,005
Other policyholders’ funds	328,136	147,233
Other liabilities	1,246,981	880,425
Deferred income taxes	381,851	290,231
Non-recourse funding obligations	425,000	125,000
Liabilities related to variable interest entities	20,395	42,604
Liabilities related to separate accounts
Variable annuity	2,750,129	2,377,124
Variable universal life	307,863	251,329
Total liabilities	35,904,359	25,408,200
Commitments and contingent liabilities — Note 10
Share-owner’s equity
Preferred Stock, $1 par value
Shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1 par value
Shares authorized and issued: 5,000,000	5,000	5,000
Additional paid-in capital	1,114,269	932,805
Note receivable from PLC Employee Stock Ownership Plan	(1,995)	(2,507)
Retained earnings	2,100,404	1,889,611
Accumulated other comprehensive income
Net unrealized gains on investments, net of income tax (2006 — $22,811; 2005 — $57,795)	41,772	104,753
Accumulated gain (loss) — hedging, net of income tax (2006 — $(3,299); 2005 — $393)	(5,954)	730
Total share-owner’s equity	3,253,498	2,930,394
	$39,157,857	$28,338,594

See Notes to Consolidated Financial Statements.

PROTECTIVE LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF SHARE-OWNER’S EQUITY

	Preferred Stock	Common Stock	Additional Paid-In Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains (Losses) on Investments	Accumulated Gain (Loss) - Hedging	Total Share- Owner’s Equity
	(Dollars in thousands)
Balance December 31, 2003	$2	$5,000	$863,819	$(3,426)	$1,431,818	$329,907	$2,678	$2,629,798
Net income for 2004					222,136			222,136
Change in net unrealized gains/losses on investments, net of income tax - $11,973						(22,236)		(22,236)
Reclassification adjustment for amounts included in net income, net of income tax - $(10,770)						(20,001)		(20,001)
Change in accumulated gain (loss) hedging, net of income tax - $3,197							5,938	5,938
Comprehensive income for 2004								185,837
Capital contribution			68,986					68,986
Decrease in note receivable from PLC ESOP				443				443
Balance December 31, 2004	2	5,000	932,805	(2,983)	1,653,954	287,670	8,616	2,885,064
Net income for 2005					235,657			235,657
Change in net unrealized gains/losses on investments, net of income tax - $(84,575)						(159,318)		(159,318)
Reclassification adjustment for amounts included in net income, net of income tax - $(12,529)						(23,599)		(23,599)
Change in accumulated gain (loss) hedging, net of income tax - $4,246							(7,886)	(7,886)
Comprehensive income for 2005								44,854
Decrease in note receivable from PLC ESOP				476				476
Balance December 31, 2005	2	5,000	932,805	(2,507)	1,889,611	104,753	730	2,930,394
Net income for 2006					264,883			264,883
Change in net unrealized gains/losses on investments, net of income tax - $(4,974)						(8,954)		(8,954)
Reclassification adjustment for amounts included in net income, net of income tax - $(30,010)						(54,027)		(54,027)
Change in accumulated gain (loss) hedging, net of income tax - $(3,692)							(6,684)	(6,684)
Comprehensive income for 2006								195,218
Capital contributions			181,464					181,464
Non-cash dividend					(54,090)			(54,090)
Decrease in note receivable from PLC ESOP				512				512
Balance December 31, 2006	$2	$5,000	$1,114,269	$(1,995)	$2,100,404	$41,772	$(5,954)	$3,253,498

See Notes to Consolidated Financial Statements.

PROTECTIVE LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31
	2006	2005	2004
	(Dollars in thousands)
Cash flows from operating activities
Net income	$264,883	$235,656	$222,136
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains	(80,309)	(6,115)	(33,497)
Amortization of deferred policy acquisition costs and value of businesses acquired	232,122	197,652	200,130
Capitalization of deferred policy acquisition costs	(421,532)	(467,610)	(363,467)
Depreciation expense	12,680	14,605	17,259
Deferred income taxes	107,233	106,880	10,155
Accrued income taxes	(48,832)	(104,723)	(34,569)
Interest credited to universal life and investment products	891,627	726,301	649,216
Policy fees assessed on universal life and investment products	(507,391)	(421,447)	(349,057)
Change in reinsurance receivables	(509,943)	(288,145)	(396,942)
Change in accrued investment income and other receivables	(86,782)	(18,500)	(355)
Change in policy liabilities and other policyholders’ funds of traditional life and health products	593,362	489,104	460,978
Trading securities:
Maturities and principal reductions of investments	184,814	0	0
Sale of investments	2,460,031	0	0
Cost of investments acquired	(2,415,924)	0	0
Other net change in trading securities	(309,255)	0	0
Change in other liabilities	111,355	(225)	5,670
Other, net	2,080	(6,127)	(17,706)
Net cash provided by operating activities	480,219	463,433	387,657
Cash flows from investing activities
Investments available for sale:
Maturities and principal reductions of investments
Fixed maturities	1,176,065	1,777,082	1,900,432
Equity securities	100	377	147
Sale of investments
Fixed maturities	5,017,210	4,342,484	4,260,587
Equity securities	5,007	5,302	1,050
Cost of investments acquired
Fixed maturities	(5,777,805)	(7,508,400)	(7,079,515)
Equity securities	(3,868)	(57,435)	(11,682)
Mortgage loans
New borrowings	(1,055,998)	(745,797)	(719,510)
Repayments	452,697	448,515	443,363
Change in investment real estate, net	56,422	32,410	205
Change in policy loans, net	(69)	23,955	19,968
Change in other long-term investments, net	14,060	(13,008)	11,939
Change in short-term investments, net	31,055	95,064	(320,584)
Purchase of property and equipment	(7,500)	(10,016)	(16,758)
Payments for business acquisitions, net of cash acquired of $394,366	(539,218)	0	0
Net cash used in investing activities	(631,842)	(1,609,467)	(1,510,358)
Cash flows from financing activities
Principal payments on line of credit arrangement and debt	0	(2,202)	(32)
Payments on liabilities related to variable interest entities	(22,209)	(17,986)	0
Net proceeds from securities sold under repurchase agreements	16,949	0	0
Issuance of non-recourse funding obligations	300,000	125,000	0
Capital contributions	160,000	0	67,000
Investment product and universal life deposits	2,419,734	2,943,455	3,042,453
Investment product and universal life withdrawals	(2,640,427)	(2,025,876)	(1,969,617)
Other financing activities, net	(97,091)	71,400	0
Net cash provided by financing activities	136,956	1,093,791	1,139,804
Change in cash	(14,667)	(58,370)	(603)
Cash at beginning of year	52,086	110,456	111,059
Cash at end of year	$37,419	$52,086	$110,456

See Notes to Consolidated Financial Statements.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

1.                 BUSINESS

Nature of Operations

Protective Life Insurance Company (the “Company”), a stock life insurance company, was founded in 1907. The Company is a wholly-owned subsidiary of Protective Life Corporation (“PLC”), an insurance holding company whose common stock is traded on the New York Stock Exchange (symbol: PL). The Company provides financial services through the production, distribution, and administration of insurance and investment products. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate division devoted to the acquisition of insurance policies from other companies.

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its wholly owned subsidiaries. The Company’s financial statements also include the accounts of certain variable interest entities in which the Company is considered the primary beneficiary. Intercompany balances and transactions have been eliminated.

2.                 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries (the “Company”) are prepared on the basis of accounting principles generally accepted in the United States of America (“U.S. GAAP”). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 16).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”), goodwill, value of businesses acquired (“VOBA”), investments, future policy benefits, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities and reserves for losses in connection with unresolved legal matters.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Investments

Investments are reported on the following bases:

•       Fixed maturities consist of bonds and redeemable preferred stocks, and are carried at fair value on the Consolidated Balance Sheets. Fair values are determined using current market values when available. Where market values are unavailable, the Company obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

•       Equity securities (common and nonredeemable preferred stocks) are carried at fair value.

•       Mortgage loans are carried at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount. Mortgage loans are also recorded net of an allowance for credit losses. This allowance is calculated through analysis of specific loans that are believed to be at a higher risk of becoming impaired in the near future.

•       Investment real estate is carried at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

•       Policy loans are carried at unpaid balances.

•       Other long-term investments are carried at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

•       Short-term investments are carried at amortized cost, which approximates current market value, except collateral from securities lending which is recorded at current market value.

Estimated market values were derived from the durations of the Company’s fixed maturities and mortgage loans. Duration measures the relationship between changes in market value to changes in interest rates. While these estimated market values generally provide an indication of how sensitive the market values of the Company’s fixed maturities and mortgage loans are to changes in interest rates, actual market results may differ from these estimates.

Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.2 million in bank deposits voluntarily restricted as to withdrawal.

The market values of fixed maturities change due to interest rate changes, credit related events, and other factors. As prescribed by U.S. GAAP, investments deemed as “available for sale” are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to DAC and VOBA, net of income tax, reported as a component of share-owners’ equity. Furthermore, investments deemed as trading securities by the Company are recorded at their market values with any resulting unrealized gains and losses reported in net investment income as they occur.

Investment securities are regularly reviewed for impairment. Unrealized losses that are deemed to be other than temporary are recognized in realized gains (losses). See Note 4 for further discussion of the Company’s policies regarding identification of other-than-temporary impairments. Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

2.                 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company’s cash management system, checks issued but not presented to banks for payment may create negative book cash balances. Such negative balances are included in other liabilities and totaled $10.4 million and $66.5 million as of December 31, 2006 and December 31, 2005, respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The costs that vary with and are primarily related to the production of new business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

Under SFAS 97, the Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 2.7% to 12.6%) it expects to experience in future periods. These assumptions are to be best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with the Company’s universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits from the acquired insurance policies or investment contracts. This intangible asset, called value of businesses acquired (“VOBA”), represents the actuarially estimated present value of future cash flows from the acquired policies. The Company amortizes VOBA in proportion to gross premiums for SFAS 60 products and in proportion to expected gross profits (“EGPs”) for SFAS 97 products, including accrued interest of up to approximately 11%.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

2.                 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Goodwill

Goodwill is not amortized but is tested for impairment at least annually. The Company evaluates the carrying value of goodwill during the fourth quarter of each year and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit’s carrying amount, including goodwill. At October 31, 2006 and 2005, the Company evaluated its goodwill and determined that fair value had not decreased below carrying value and no adjustment to impair goodwill was necessary in accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”).

Property and Equipment

Property and equipment are reported at cost less accumulated depreciation. The Company primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. The Company’s Home Office building is depreciated over a thirty-nine year useful life, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

Property and equipment consisted of the following at December 31:

	2006	2005
Home office building	$54,002	$53,275
Data processing equipment	42,562	41,015
Other, principally furniture and equipment	48,409	46,781
	144,973	141,071
Accumulated depreciation	106,333	99,587
	$38,640	$41,484

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder’s equity in those assets. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying Consolidated Statements of Income.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

2.                 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Stable Value Product Account Balances

The Company markets guaranteed investment contracts (“GICs”) to 401(k) and other qualified retirement savings plans, and fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. Through its registered funding agreement-backed note program, the Company is able to offer secured notes to both institutional and retail investors. GICs are generally contracts that specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. Stable value product account balances include GICs and funding agreements issued by the Company. At December 31, 2006 and 2005, the Company had $4.0 billion and $4.5 billion, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements written by the Company have maturities of three to ten years. At December 31, 2006, future maturities of stable value products, excluding interest, were $1.5 billion in 2007, $2.1 billion in 2008-2009, $1.0 billion in 2010-2011, and $0.9 billion after 2011.

Derivative Financial Instruments

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce its exposure to interest rate risk, inflation risk, currency exchange risk, and equity market risk. These strategies are developed through the asset/liability committee’s analysis of data from financial simulation models and other internal and industry sources and are then incorporated into the Company’s risk management program.

Derivative instruments that are currently used as part of the Company’s interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate options, and interest rate swaptions. The Company’s inflation risk management strategy involves the use of swaps that require the Company to pay a fixed rate and receive a floating rate that is based on changes in the Consumer Price Index (“CPI”). The Company uses foreign currency swaps to manage its exposure to changes in the value of foreign currency denominated stable value contracts and related cash flows. The company also uses S&P 500® options to mitigate its exposure to the value of equity indexed annuity contracts.

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company minimizes its credit risk by entering into transactions with highly rated counterparties. The Company also maintains netting and collateral support arrangements with its counterparties to further minimize the credit risk associated with its derivative instruments. The Company manages the market risk associated with interest rate and foreign exchange contracts by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and strategies.

Statement of Financial Accounting Standards No. 133 (“SFAS 133”) requires that all derivative instruments be recognized in the balance sheet at fair value. The Company records its derivative instruments on the balance sheet in “other long-term investments” and “other liabilities”. The accounting for changes in fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

2.                 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge related to foreign currency exposure. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss realized on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivatives is recognized as ineffectiveness in current earnings during the period of the change. For derivatives that are designated and qualify as fair value hedges, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings during the period of change in fair values.

Effectiveness of the Company’s hedge relationships is assessed on a quarterly basis. The Company accounts for changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in “realized investment gains (losses) — derivative financial instruments”.

Cash-Flow Hedges.   The Company has entered into a foreign currency swap to hedge the risk of changes in the value of interest and principal payments to be made on certain foreign-currency-based stable value contracts. Under the terms of the swap, the Company pays a fixed U.S.-dollar-denominated rate and receives a fixed foreign-currency-denominated rate. Effective July 1, 2002, the Company designated this swap as a cash flow hedge and therefore recorded the change in the fair value of the swap during the period in accumulated other comprehensive income. Gains and losses on this swap are reclassified from other comprehensive income to current earnings as payments are made on the hedged stable value contract. In connection with the issuance of inflation adjusted funding agreements, the Company has entered into swaps to convert the floating CPI-linked interest rate on the contracts to a fixed rate. The Company pays a fixed rate on the swap and receives a floating rate equal to the CPI change paid on the funding agreements. During 2006, the Company entered into interest rate swaps to convert LIBOR and CMT (Constant Maturity Treasury) based floating rate interest payments on funding agreements to fixed rate interest payments.

Gains and losses on these swaps are reclassified from other comprehensive income to current earnings as interest payments are made on the funding agreements. For the years ended December 31, 2006, 2005 and 2004, the amount of hedge ineffectiveness reported in income was a $0.6 million gain, $0.2 million gain, and a $1.0 million gain, respectively. Additionally, as of December 31, 2006 and 2005, the Company reported an after-tax decrease to accumulated other comprehensive income of $6.7 million and $7.9 million, respectively, related to its cash flow hedges. During 2006, the Company expects to reclassify $4.0 million out of accumulated other comprehensive income and into earnings.

Other Derivatives.   The Company also uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by the Company for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

The Company uses certain foreign currency swaps, which are not designated as cash flow hedges, to mitigate its exposure to changes in currency rates. For 2006, 2005, and 2004, the Company recorded a

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

2.                 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

pre-tax gain of $3.4 million, a pre-tax loss of $33.3 million, and a pre-tax gain of $0.3 million on these swaps, respectively. In connection with these swaps, the Company also recognized a $3.4 million pre-tax loss, a $33.4 million pre-tax gain, and a $0.1 million pre-tax loss, respectively, during 2006, 2005, and 2004 as the change in value of the related foreign currency denominated stable value contracts. These net gains or losses primarily result from differences in the forward and spot exchange rates used to revalue the swaps and the stable value contracts.

The Company also uses short positions in interest rate futures to mitigate the interest rate risk associated with the Company’s mortgage loan commitments. During 2006, 2005, and 2004, the Company recognized a pre-tax gain of $26.7 million, a pre-tax loss of $10.3 million, and a pre-tax loss of $1.7 million, respectively, as a result of changes in value of these futures positions.

The Company uses other interest rate swaps, options, and swaptions to manage the interest rate risk in the Company’s mortgage-backed security portfolio. For 2006, 2005, and 2004, the Company recognized a pre-tax loss of $1.6 million, a pre-tax loss of $14.0 million, and a pre-tax loss of $0.5 million, respectively, for the change in fair value of these derivatives.

During 2005, the Company exited from asset swap arrangements that would, in effect, sell the equity options embedded in owned convertible bonds in exchange for an interest rate swap that converts the remaining host bond to a variable rate instrument. In 2005, and 2004, the Company recognized a $0.6 million gain, and an immaterial loss, respectively, for the change in the asset swaps’ fair value and recognized a $0.3 million gain, and a $4.0 million gain, respectively, to separately record the embedded equity options at fair value.

The Company is involved in various modified coinsurance and funds withheld arrangements which, in accordance with DIG B36, contain embedded derivatives. The change in fair value of these derivatives resulted in the recognition of a $44.5 million pre-tax loss, $1.0 million pre-tax loss and a $0.3 million pre-tax loss in 2006, 2005 and 2004, respectively. The losses on these embedded derivatives were due to decreasing interest rates during the second-half of 2006. The investment portfolios that support the related modified coinsurance reserves and funds withheld had mark-to-market gains that substantially offset the losses on these embedded derivatives.

In 2005, the Company began marketing equity indexed annuities. Under SFAS 133, the equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® index, is considered an embedded derivative. The change in fair value of the embedded derivative resulted in a $5.7 million pre-tax loss and a $0.6 million pre-tax loss in 2006 and 2005, respectively. The Company utilizes S&P 500® options to mitigate the risk associated with equity indexed annuity contracts. The Company recognized a $2.9 million pre-tax gain and a $0.2 million pre-tax gain on its S&P 500® options in 2006 and 2005, respectively.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Policyholder Liabilities, Revenues and Benefits Expense

Traditional Life, Health, and Credit Insurance Products:

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. Life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company’s experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2006 range from approximately 5.0% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to the Company and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Activity in the liability for unpaid claims for life and health insurance is summarized as follows:

	2006	2005	2004
Balance beginning of year	$134,104	$135,015	$121,832
Less reinsurance	61,655	66,788	55,395
Net balance beginning of year	72,449	68,227	66,437
Incurred related to:
Current year	395,873	258,138	256,754
Prior year	(9,685)	(2,247)	(30)
Total incurred	386,188	255,891	256,724
Paid related to:
Current year	304,177	208,832	210,943
Prior year	55,349	42,837	43,991
Total paid	359,526	251,669	254,934
Other changes:
Acquisitions and reserve transfers	8,992	0	0
Net balance end of year	108,103	72,449	68,227
Plus reinsurance	59,654	61,655	66,788
Balance end of year	$167,757	$134,104	$135,015

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

2.                 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Universal Life and Investment Products:

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 3.0% to 12.6% and investment products ranged from 2.3% to 11.4% in 2006.

The Company’s accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

Property and Casualty Insurance Products:

Property and casualty insurance products include service contract business, surety bonds, residual value insurance, guaranteed asset protection (“GAP”), credit-related coverages, and inventory protection products. Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported (“IBNR”) reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the marking to market value of investment assets, the deferral of policy acquisition costs, and the provision for future policy benefits and expenses.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

2.                 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

New Accounting Pronouncements

Statement of Position 05-1.   In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (“AcSEC”) issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” (“SOP 05-1”). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards (“SFAS”) No. 97 (“SFAS 97”), “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments.”  SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Due to the nature of the interpretative issues recently released by the American Institute of Certified Public Accountants, the Company continues to evaluate the impact SOP 05-1 will have on its consolidated results of operations and financial position, but does not currently believe that its adoption effective January 1, 2007, will have a material impact on its financial position or results of operations.

SFAS No. 155 — Accounting for Certain Hybrid Financial Instruments — an amendment of FASB Statements No. 133 and 140.   In February 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140” (“SFAS 155”). SFAS 155 amends Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”) and Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (“SFAS 140”) and resolves issues addressed in SFAS 133 DIG Issue D1, “Application of Statement 133 to Beneficial Interest in Securitized Financial Assets.”  SFAS 155 partially eliminates the exemption from applying the bifurcation requirements of SFAS 133 to interests in securitized financial assets, in an effort to ensure that similar instruments are accounted for consistently regardless of the form of the instrument. The Company continues to evaluate the impact of SFAS 155, which is effective for all financial instruments acquired or issued after January 1, 2007, but does not currently believe that its adoption will have a material impact on its financial position or results of operations.

SFAS No. 156 — Accounting for Servicing of Financial Assets — an amendment of FASB Statement No. 140.   In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets - an amendment of FASB Statement 140” (“SFAS 156”). SFAS 156 amends SFAS 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” with respect to the accounting for separately recognized servicing assets and servicing liabilities. SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

2.                 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

financial asset by entering into a servicing contract in certain situations. Additionally, SFAS 156 permits the choice of the amortization method or the fair value measurement method, with changes in fair value recorded in income, for the subsequent measurement for each class of separately recognized servicing assets and servicing liabilities. The statement is effective for fiscal years beginning after September 15, 2006, and therefore will be adopted by the Company effective January 1, 2007. The Company continues to evaluate SFAS 156, but does not believe that its adoption will have a material impact on its financial position or results of operations.

FASB Interpretation No. 48.   In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement 109,” (“FIN 48”). FIN 48 is effective for fiscal years beginning after December 15, 2006, and therefore will be adopted by the Company effective January 1, 2007. This interpretation requires, in order for the Company to recognize a benefit in its financial statements from a given tax return position, that there must be a greater than 50 percent chance of success with the relevant taxing authority with regard to that tax return position. In making this analysis, the Company must assume that the taxing authority is fully informed of all of the facts regarding this issue. FIN 48 also provides guidance on how the benefit, if any, that will be recognized in the financial statements should be measured. Furthermore, new disclosures regarding the effect of the accounting for uncertain tax positions on the financial statements will be required. Any adjustment to the Company’s December 31, 2006 Consolidated Balance Sheet due to the adoption of FIN 48 will be recognized as an adjustment to the Company’s January 1, 2007 retained earnings. The Company is currently evaluating the impact that the adoption of FIN 48 will have on its Consolidated Balance Sheet at December 31, 2006, and on its Consolidated Statements of Income in future periods.

SFAS No. 157 — Fair Value Measurements.   In September 2006, FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157). This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 is effective prospectively with a limited form of retrospective application for fiscal years beginning after November 15, 2007, with early adoption encouraged. The Company is currently evaluating the impact that SFAS 157 will have on its consolidated results of operations and financial position.

SFAS No. 158 — Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R).   In September 2006, the FASB issued SFAS No. 158 (“SFAS 158), “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, which amends SFAS No. 87, “Employers’ Accounting for Pensions” (“SFAS 87”), SFAS No. 88, “Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits” (“SFAS 88”), SFAS No. 106, “Employers’ Accounting for Postretirement Benefits Other Than Pensions” (“SFAS 106”), and SFAS No. 132 (revised), “Employers’ Disclosures About Pensions and Other Postretirement Benefits” (“SFAS 132 (R))”. SFAS 158 requires that the funded status of defined benefit postretirement plans be fully recognized on the statement of financial position, and requires the recognition of changes in the funded status of such plans in the year in which the changes occur through comprehensive income. Additionally, SFAS 158 requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position. SFAS 158 is effective for fiscal years ending after December 15, 2006 and therefore has been adopted by PLC as of December 31, 2006. This standard was adopted by PLC prospectively, and as a result, prior periods were

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

2.                 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

not restated. The adoption of this standard resulted in a net fund asset of $5.8 million related to PLC’s defined benefit pension plan and a net fund liability of $25.2 million related to its unfunded excess benefits plan as of December 31, 2006.

Staff Accounting Bulletin No. 108.   In September 2006, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin No. 108 (“SAB 108”) which provides guidance on quantifying financial statement misstatements. SAB 108 requires financial statement misstatements to be quantified in relation to both its impact on the current year income statement (the “rollover” approach) and the current year balance sheet (the “iron curtain” approach). If a misstatement is material under either approach (the “dual approach”) the financial statements must be adjusted for the misstatement.

SFAS No. 159 — The Fair Value Option for Financial Assets and Financial Liabilities.   In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115” (“SFAS 159”). This standard permits all entities to choose to measure eligible items at fair value at specified election dates. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS 159 is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted, but only if the Company elects to apply the provisions of SFAS 157. The Company is currently evaluating the impact that SFAS 159 will have on its consolidated results of operations and financial position.

Reclassifications

Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income or share-owners’ equity. Included in these reclassifications is a change in the Consolidated Statements of Cash Flows to remove the effects of policy fees assessed on universal life and investment products from financing activities. While this had no effect on total cash flow, for the years ended December 31, 2005 and 2004, net cash provided by operating activities was decreased and net cash provided by financing activities was increased by $421.4 million and $349.1 million, respectively.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

3.   RECENT ACQUISITIONS

Chase Insurance Group Acquisition

On July 3, 2006, the Company completed the acquisition contemplated by the Stock Purchase Agreement. Pursuant to that agreement with JPMorgan Chase & Co. (“JPMC”) and two of its wholly-owned subsidiaries (collectively, the “Sellers”), Protective Life and its subsidiary West Coast Life Insurance Company purchased from the Sellers the Chase Insurance Group, which consisted of five insurance companies that manufacture and administer traditional life insurance and annuity products and four related non-insurance companies (which collectively are referred to as the “Chase Insurance Group”) for a net purchase price of $873.5 million. The Chase Insurance Group is headquartered in Elgin, Illinois, and offers primarily level premium term and other traditional life products, as well as fixed and variable annuity products. The Chase Insurance Group’s results of operations are included in the Company’s consolidated results of operations beginning July 3, 2006.

This transaction was accounted for under the purchase method of accounting prescribed by SFAS No. 141, “Business Combinations” (“SFAS 141”). SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the acquisition date. The allocation of the $873.5 million aggregate purchase price to the specific identifiable tangible and intangible assets and liabilities is as follows:

Fair Value as of July 3, 2006
ASSETS
Investments	$6,784,023
Policy loans	380,608
Cash	392,493
Accrued investment income	88,069
Accounts and premiums receivable, net	14,342
Reinsurance receivable	1,093,633
Value of business acquired	739,856
Goodwill	32,007
Other assets	25,214
Intangible assets	3,200
Deferred tax asset	13,290
Assets related to separate accounts	110,073
Total assets	9,676,808
LIABILITIES
Policy liabilities and accruals	2,704,790
Annuity account balances	5,528,849
Other policyholders’ funds	273,805
Other liabilities	161,309
Accrued income taxes	24,445
Liabilities related to separate accounts	110,073
Total liabilities	8,803,271
NET ASSETS ACQUIRED	$873,537

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

3.   RECENT ACQUISITIONS — (Continued)

Immediately after the closing of the acquisition, the Company entered into agreements with Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) (“CALIC”) and Wilton Reassurance Company and Wilton Reinsurance Bermuda Limited (collectively, the “Wilton Re Group”), whereby CALIC reinsured 100% of the variable annuity business of the Chase Insurance Group and the Wilton Re Group reinsured approximately 42% of the other insurance business of the Chase Insurance Group. The aggregate ceding commissions received by the Company from these transactions was $330.5 million. The $32.0 million of goodwill was assigned to the Acquisitions Segment, and of this amount, approximately $63.9 million is expected to be deductible for tax purposes.

Certain of the reinsurance agreements with CALIC and the Wilton Re Group are in the form of modified coinsurance (“Modco”) agreements. Company investments supporting these agreements, consisting of primarily fixed income securities in designated portfolios, are designated as “trading securities” under U.S. GAAP. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are included in net income as realized investment gains (losses) as they occur. These amounts are substantially offset by changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

Western General Acquisition

On July 14, 2006, the Company completed the acquisition of the vehicle extended service contract business of Western General effective as of July 1, 2006. Western General, headquartered in Calabasas, California, is a provider of vehicle service contracts nationally, focusing primarily on the west coast market. In addition, Western General currently provides extended service contract administration for several automobile manufacturers and provides used car service contracts for a publicly-traded national dealership group.

This transaction was accounted for under the purchase method of accounting prescribed by SFAS 141. Western General’s results of operations are included in the Company’s consolidated results of operations beginning July 1, 2006. The purchase price for Western General was $33.0 million, and is subject to contingent consideration based on future performance.

The fair value of Western General’s net assets acquired was $14.2 million. Goodwill of $18.8 million resulted from the excess of purchase price over the fair value of Western General’s net assets. This goodwill was allocated to the Company’s Asset Protection segment. The Company paid a premium over the fair value of Western General’s net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the acquisition including, but not limited to, the following:

•       Expanded distribution network

•       Increased geographic presence

•       Broader product portfolio in core product lines

•       Additional administration capabilities

•       Greater size and scale with improved earnings diversification

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

3.   RECENT ACQUISITIONS — (Continued)

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the acquisition date. The following table summarizes the fair values of the net assets acquired as of the acquisition date:

Fair Value as of July 1, 2006)
ASSETS
Investments	$18,571
Cash	1,873
Accrued investment income	114
Accounts and premiums receivable, net	16,924
Value of business acquired and other intangible assets	12,650
Goodwill	18,813
Property and equipment	450
Other assets	9,990
Income tax receivable	41
Deferred income taxes	2,735
Total assets	82,161
LIABILITIES
Policy liabilities and accruals	39,596
Other liabilities	9,607
Total liabilities	49,203
NET ASSETS ACQUIRED	$32,958

The $18.8 million of goodwill was assigned to the Asset Protection Segment, and of this amount, approximately $10.4 million is expected to be deductible for tax purposes.

Pro forma Condensed Consolidated Results of Operations

The following (unaudited) pro forma condensed consolidated results of operations assume that the acquisitions of both the Chase Insurance Group and Western General were completed as of January 1, 2006 and 2005:

	Years Ended December 31
	2006	2005
Revenue	$2,726,155	$2,444,131
Net Income	$288,998	$279,087

The pro forma information above is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of that time, nor is it intended to be a projection of future results.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

4.   INVESTMENT OPERATIONS

Major categories of net investment income for the years ended December 31 are summarized as follows:

	2006	2005	2004
Fixed maturities	$1,071,256	$887,745	$806,748
Equity securities	5,585	4,009	2,019
Mortgage loans	268,380	257,914	232,577
Investment real estate	384	2,361	2,043
Policy loans	44,940	34,741	36,744
Other	59,253	23,114	15,648
	1,449,798	1,209,884	1,095,779
Investment expenses	97,366	81,964	66,573
	$1,352,432	$1,127,920	$1,029,206

Realized investment gains (losses) for all other investments for the years ended December 31 are summarized as follows:

	2006	2005	2004
Fixed maturities	$38,278	$36,764	$29,015
Equity securities	289	(636)	2,524
Mark to market-Modco trading portfolios	44,552	0	0
Mortgage loans and other investments	18,745	1,806	(768)
	$101,864	$37,934	$30,771

In 2006, gross gains on investments available for sale (fixed maturities, equity securities, and short-term investments) were $79.5 million, and gross losses were $40.9 million. In 2005, gross gains were $76.4 million, and gross losses were $40.3 million. In 2004, gross gains on investments available for sale were $54.8 million, and gross losses were $23.3 million.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

4.   INVESTMENT OPERATIONS — (Continued)

The amortized cost and estimated market value of the Company’s investments classified as available for sale at December 31 are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
2006
Fixed maturities:
Bonds:
Mortgage-backed securities	$6,548,009	$37,734	$(63,547)	$6,522,196
United States Government and authorities	966,904	4,185	(4,959)	966,130
States, municipalities, and political subdivisions	76,135	1,842	(179)	77,798
Public utilities	1,575,015	44,526	(29,119)	1,590,422
Convertibles and bonds with warrants	231	11	(41)	201
All other corporate bonds	8,091,907	235,235	(97,109)	8,230,032
Redeemable preferred stocks	50	0	0	50
	17,258,251	323,533	(194,954)	17,386,829
Equity securities	73,237	7,171	(300)	80,108
Short-term investments	1,063,731	0	0	1,063,731
	$18,395,219	$330,704	$(195,254)	$18,530,668
2005
Fixed maturities:
Bonds:
Mortgage-backed securities	$5,903,486	$36,373	$(90,660)	$5,849,199
United States Government and authorities	686,792	5,773	(1,267)	691,298
States, municipalities, and political subdivisions	47,887	2,314	(38)	50,163
Public utilities	1,618,025	88,303	(11,721)	1,694,607
Convertibles and bonds with warrants	230	0	(63)	167
All other corporate bonds	6,476,516	339,680	(66,913)	6,749,283
Redeemable preferred stocks	2,647	0	(139)	2,508
	14,735,583	472,443	(170,801)	15,037,225
Equity securities	79,322	6,349	(331)	85,340
Short-term investments	755,805	0	0	755,805
	$15,570,710	$478,792	$(171,132)	$15,878,370

At December 31, 2006 and 2005, the Company had an additional $3.5 billion and $0.0 million, respectively, of fixed maturities and $302.7 million and $0.0 million, respectively, of short-term investments classified as trading securities.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

4.   INVESTMENT OPERATIONS — (Continued)

The amortized cost and estimated market value of available for sale fixed maturities at December 31, 2006, by expected maturity, are shown as follows. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

	Estimated Amortized Cost	Estimated Market Value
Due in one year or less	$355,816	$356,826
Due after one year through five years	4,564,950	4,612,660
Due after five years through ten years	4,964,943	4,954,396
Due after ten years	7,372,542	7,462,947
	$17,258,251	$17,386,829

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) the intent and ability of the Company to hold the investment until recovery, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer’s industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance and continued viability of the issuer are significant measures considered. Once a determination has been made that a specific other-than-temporary impairment exists, a realized loss is incurred and the cost basis of the impaired asset is adjusted to its fair value. During 2006, 2005, and 2004, respectively, the Company recorded other-than-temporary impairments in its investments of $5.7 million, $11.8 million, and $15.8 million, respectively.

The following table shows the Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2006.

	Less Than 12 Months		12 Months or More		Total
	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
Mortgage-backed securities	$1,130,211	$(4,065)	$3,001,516	$(59,484)	$4,131,727	$(63,549)
US Govt & Agencies	873,248	(3,923)	41,705	(1,036)	914,953	(4,959)
States, municipalities, etc.	1,617	(7)	1,087	(8)	2,704	(15)
Public utilities	347,289	(9,553)	349,402	(19,567)	696,691	(29,120)
Convertible bonds	0	0	47	(41)	47	(41)
Other corporate bonds	1,510,840	(34,479)	1,360,403	(62,790)	2,871,243	(97,269)
Equities	147	(59)	3,360	(242)	3,507	(301)
	$3,863,352	$(52,086)	$4,757,520	$(143,168)	$8,620,872	$(195,254)

For mortgage-backed securities in an unrealized loss position for greater than 12 months, $3.7 million of the $59.5 million unrealized loss relates to securities issued in Company-sponsored commercial loan

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

4.   INVESTMENT OPERATIONS — (Continued)

securitizations. The remaining losses are primarily the result of a rising interest rate environment during the past year. The Company does not consider these unrealized loss positions to be other than temporary, because the underlying mortgage loans continue to perform consistently with the Company’s original expectations.

The public utilities category has gross unrealized losses greater than 12 months of $19.6 million, while the other corporate bonds category has gross unrealized losses greater than 12 months of $62.8 million at December 31, 2006. These losses related primarily to the increase in interest rates over the past year. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered included credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information including the Company’s ability and intent to hold these securities to recovery.

The following table shows the Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005.

	Less Than 12 Months		12 Months or More		Total
	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
Mortgage-backed securities	$4,576,492	$(71,530)	$88,264	$(19,196)	$4,664,756	$(90,726)
US government	109,188	(439)	23,587	(828)	132,775	(1,267)
States, municipalities, etc.	3,168	(38)	0	0	3,168	(38)
Public utilities	362,202	(7,131)	75,972	(4,685)	438,174	(11,816)
Convertible bonds	0	0	167	(63)	167	(63)
Other corporate bonds	1,537,310	(46,646)	323,241	(20,475)	1,860,551	(67,121)
Equities	3,667	(232)	880	(235)	4,547	(467)
	$6,592,027	$(126,016)	$512,111	$(45,482)	$7,104,138	$(171,498)

At December 31, 2006 and 2005, the Company had bonds which were rated less than investment grade of $318.9 million and $1,083.6 million, respectively, having an amortized cost of $325.1 million and $933.0 million, respectively. Not included in these less than investment grade bonds at December 31, 2006 and 2005, are $21.2 million and $0.0 million, respectively, of trading securities. At December 31, 2006, approximately $22.7 million of the bonds rated less than investment grade were securities issued in Company-sponsored commercial mortgage loan securitizations. Approximately $2.1 billion of bonds are not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available for sale, for the years ended December 31 is summarized as follows:

	2006	2005	2004
Fixed maturities	$(112,231)	$(257,117)	$54,931
Equity securities	554	2,032	1,001

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

4.   INVESTMENT OPERATIONS — (Continued)

The Company participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned to third parties for short periods of time. The Company requires collateral of 102% of the market value of the loaned securities to be separately maintained. The loaned securities’ market value is monitored, on a daily basis, with additional collateral obtained as necessary. At December 31, 2006, securities with a market value of $444.5 million were loaned under these agreements. As collateral for the loaned securities, the Company receives short-term investments, which are recorded in “short-term investments” with a corresponding liability recorded in “other liabilities” to account for the Company’s obligation to return the collateral.

At December 31, 2006, all of the Company’s mortgage loans were commercial loans of which 68% were retail, 12% were office buildings, 10% were apartments, 7% were warehouses, and 3% were other. The Company specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant’s leased space represents more than 2.4% of mortgage loans. Approximately 71% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Texas, Tennessee, Alabama, Georgia, Florida, South Carolina, North Carolina, Utah, California, Indiana, Ohio, and Pennsylvania. At December 31, 2006, the average mortgage loan was $2.5 million, and the weighted average interest rate was 6.6%. The largest single mortgage loan was $26.5 million.

Many of the mortgage loans have call provisions between 3 and 10 years. Assuming the loans are called at their next call dates, approximately $166.8 million would become due in 2007, $470.6 million in 2008 through 2011, $857.1 million in 2012 through 2016, and $269.2 million thereafter.

For several years the Company has offered a type of commercial mortgage loan under which the Company will permit a slightly higher loan-to-value ratio in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2006 and 2005, approximately $493.0 million and $434.9 million, respectively, of the Company’s mortgage loans have this participation feature.

At December 31, 2006 and 2005, the Company’s problem mortgage loans (over sixty days past due) and foreclosed properties totaled $15.8 million and $22.3 million, respectively. Since the Company’s mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. At December 31, 2006 and 2005, the Company had an allowance for mortgage loan credit losses of $0.5 million and $6.8 million, respectively. This allowance is calculated through analysis of specific loans that are believed to be at a higher risk of becoming impaired in the near future.

Certain investments, consisting of fixed maturities, equities, and investment real estate, with a carrying value of $66.3 million were non-income producing for the twelve months ended December 31, 2006.

At December 31, 2006 and 2005, the Company had investments related to retained beneficial interests of mortgage loan securitizations of $173.4 million and $225.6 million, respectively.

Policy loan interest rates generally range from 3.0% to 12.0%.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

5.   DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESSES ACQUIRED

Deferred policy acquisition costs

The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2006	2005
Balance, beginning of period	$1,767,241	$1,356,916
Capitalization of commissions, sales and issue expenses	421,818	721,823
Amortization	(173,696)	(165,920)
Change in unrealized investment gains and losses	90,538	(145,163)
Balance, end of period	$2,105,901	$1,767,656

Value of businesses acquired

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2006	2005
Balance, beginning of period	$436,455	$468,188
Acquisitions	751,992	0
Amortization	(58,426)	(31,733)
Change in unrealized investment gains and losses	(16,052)	0
Other	127	0
Balance, end of period	$1,114,096	$436,455

The expected amortization of VOBA for the next five years is as follows:

Year	Expected Amortization
2007	$97,921
2008	90,035
2009	83,344
2010	77,593
2011	74,414

6.   GOODWILL

The changes in the carrying amount of goodwill by segment are as follows:

	Acquisitions	Asset Protection	Total Consolidated
Balance as of December 31, 2004	$0	$35,978	$35,978
Contingent payment related to prior acquisition	0	2,804	2,804
Balance as of December 31, 2005	0	38,782	38,782
Goodwill acquired in current period acquisitions	32,007	18,813	50,820
Contingent payment related to prior acquisition	0	236	236
Sale of subsidiary to parent	0	(14,308)	(14,308)
Balance as of December 31, 2006	$32,007	$43,523	$75,530

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

6.   GOODWILL — (Continued)

The $32.0 million increase in 2006 in goodwill in the Acquisitions segment is related to the Chase Insurance Group acquisition discussed in Note 3. The $18.8 million increase in 2006 in goodwill in the Asset Protection segment is related to the Western General acquisition discussed in Note 3. Goodwill also increased by $0.2 million and $2.8 million in the Asset Protection segment in 2006 and 2005, respectively, due to a contingent payment related to the purchase of a small subsidiary in a prior year. Additionally, during 2006, First Protection Company sold all of the outstanding stock of First Protection Corporation to PLC (see Note 14) which decreased goodwill in the Asset Protection Segment by $14.3 million.

7.   CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

In July 2003, AcSEC issued Statement of Position 03-1 “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” (“SOP 03-1”). SOP 03-1 provides guidance related to the establishment of reserves for benefit guarantees provided under certain long-duration contracts, as well as the accounting for mortality benefits provided in certain universal life products. In addition, it addresses the capitalization and amortization of sales inducements to contract holders. The SOP was effective January 1, 2004, and was adopted through an adjustment for the cumulative effect of change in accounting principle amounting to $15.8 million (net of $8.5 million income tax).

The Company issues variable universal life and variable annuity products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for its variable annuity products, various account value guarantees upon death. The most significant of these guarantees involve (a) return of the highest anniversary date account value, or (b) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest. The guaranteed minimum death benefit (“GMDB”) reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 8.5%, mortality at 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table, lapse rates ranging from 2%-20% (depending on product type and duration), and an average discount rate of 6.5%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The variable annuity separate account balances subject to GMDB were $2.8 billion at December 31, 2006. The total guaranteed amount payable based on variable annuity account balances at December 31, 2006, was $120.7 million (including $93.9 million in the Annuities segment and $26.8 million in the Acquisitions segment), with a GMDB reserve of $2.2 million (including $1.8 million in the Annuities segment and $0.4 million in the Acquisitions segment). These amounts exclude the variable annuity business of the Chase insurance Group which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) (“CALIC”), under a modified coinsurance (“Modco”) agreement. The guaranteed amount payable and GMDB reserve associated with these annuities are $69.3 million and $3.1 million, respectively, and are included in the Acquisitions segment. The average attained age of contract holders at December 31, 2006 was 66.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

7.   CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) for the years ended December 31 was as follows:

	2006	2005	2004
Beginning balance	$2,437	$5,020	$5,895
Incurred guarantee benefits	1,630	184	3,179
Paid guarantee benefits	1,916	2,767	4,054
Ending balance	$2,151	$2,437	$5,020

Account balances of variable annuities with guarantees invested in variable annuity separate accounts as of December 31 were as follows:

	2006	2005
Equity mutual funds	$2,508,422	$2,151,288
Fixed income mutual funds	241,707	225,836
Total	$2,750,129	$2,377,124

Certain of the Company’s fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit (“RIC”). In addition, certain variable annuity contracts provide a sales inducement in the form of a bonus interest credit. In accordance with SOP 03-1, the Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company’s deferred sales inducement asset for the years ended December 31 was as follows:

	2006	2005	2004
Deferred asset, beginning of period	$39,311	$28,618	$27,713
Amounts deferred	30,124	17,182	12,597
Amortization	(10,395)	(6,489)	(11,692)
Deferred asset, end of period	$59,040	$39,311	$28,618

8.   REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance, the Company reinsures a proportionate part of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

8.   REINSURANCE — (Continued)

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company continues to monitor the consolidation of reinsurers and the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. At December 31, 2006, the Company had reinsured approximately 79.6% of the face value of its life insurance in force. The Company had reinsured approximately 33.9% of the face value of its life insurance in force with the following three reinsurers:

•       Swiss Re Life & Health America Inc.

•       Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

•       Security Life of Denver Insurance Co. (currently administered by Scottish Re)

These reinsurers had a minimum Standard & Poor’s rating of AA- and a minimum A. M. Best rating of A+ as of December 31, 2006. The Company has not experienced any credit losses for the years ended December 31, 2006, 2005, or 2004 related to these reinsurers. The Company sets a limit on the amount of insurance retained on the life of any one person. In 2005, the Company increased its retention for certain newly issued traditional life products from $500,000 to $1,000,000 on any one life. The Company’s maximum retention for newly issued universal life products is $1,000,000.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force as of December 31:

	2006	2005	2004
Direct life insurance in-force	$700,268	$443,923	$379,589
Amounts assumed from other companies	24,226	23,211	29,448
Amounts ceded to other companies	(576,791)	(393,605)	(354,016)
Net life insurance in-force	$147,703	$73,529	$55,021
Percentage of amount assumed to net	16%	32%	54%

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

8.   REINSURANCE — (Continued)

The following table reflects the effect of reinsurance on life insurance premiums written and earned for the years ended December 31:

	2006	2005	2004
Direct premiums	$1,739	$1,370	$1,219
Reinsurance assumed	192	222	220
Reinsurance ceded	(1,211)	(1,065)	(960)
Net premiums	$720	$527	$479
Percentage of amount assumed to net	27%	42%	46%

The Company has also reinsured accident and health risks representing $41.4 million, $43.9 million, and $60.6 million of premium income, while it has assumed accident and health risks representing $4.4 million, $4.1 million, and $25.5 million of premium income for 2006, 2005, and 2004, respectively. In addition, the Company reinsured property and casualty risks representing $191.3 million, $118.3 million, and $122.4 million of premium income, while it assumed property and casualty risks representing $100.8 million, $13.4 million, and $27.6 million of premium income for 2006, 2005, and 2004, respectively.

In 2006 and 2005, policy and claim reserves relating to insurance ceded of $4.5 billion and $3.0 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with the Company. At December 31, 2006 and 2005, the Company had paid $51.7 million and $57.7 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 2006 and 2005, the Company had receivables of $65.7 million and $66.6 million, respectively, related to insurance assumed.

During 2006, the Company recorded $27.1 million of bad debt charges related to its Lender’s Indemnity product line. The bad debt charges recorded by the Company followed the bankruptcy filing related to CENTRIX Financial LLC (“CENTRIX”), the originator and servicer of the business, and is the result of the Company’s assessment, based in part on facts discovered by an audit after the bankruptcy filing, of the inability of CENTRIX and an affiliated reinsurer to meet their obligations under the program. The product guarantees to the lender, primarily credit unions, the difference between a value calculated based on the estimated or actual market value of a vehicle and the outstanding balance of a loan in the event the vehicle is repossessed or sold because the loan is in default. The Company ceased offering the Lender’s Indemnity product in 2003. In the short term, CENTRIX is expected to continue to operate as debtor in possession and service the outstanding loans. The Company has increased reserves for the remaining business based on the expectation that the frequency and severity of losses will be greater than previously assumed. These assumptions will be analyzed and updated as the business continues to run off, which will essentially be complete by 2008.

9.   DEBT AND OTHER OBLIGATIONS

Liabilities Related to Variable Interest Entities

In accordance with FIN 46, the Company consolidates a real estate investment company. The $20.4 million and $42.6 million of notes payable reported on the balance sheet as “liabilities related to

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

9.   DEBT AND OTHER OBLIGATIONS — (Continued)

variable interest entities” at December 31, 2006 and 2005, respectively, represent notes payable owed by this entity consolidated under FIN 46, and are not the legal obligations of the Company. These obligations will be repaid with cash flows generated by the separate entity’s operations.

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company (“Golden Gate”), a special purpose financial captive insurance company wholly owned by the Company, has $425 million of non-recourse funding obligations outstanding at December 31, 2006, which bear a floating rate of interest (6.6% at December 31, 2006) and mature in 2037. These non-recourse funding obligations were issued under a surplus notes facility established with certain purchasers through which Golden Gate may issue up to an aggregate of $600 million of non-recourse funding obligations through June 2007. The non-recourse funding obligations are direct financial obligations of Golden Gate and are not guaranteed by the Company or PLC. The non-recourse obligations are represented by surplus notes that were issued to fund statutory reserves required by the Valuation of Life Insurance Policies Regulation (“Regulation XXX”). Any payment of principal of, including by redemption, or interest on the notes may only be made with the prior approval of the Director of Insurance of the State of South Carolina in accordance with the terms of its licensing order and in accordance with applicable law. Under the terms of the notes, the holders of the notes cannot require repayment from PLC, the Company, or any of PLC’s other subsidiaries, other than Golden Gate, the direct issuer of the notes, although PLC has agreed to indemnify Golden Gate for certain costs and obligations (which obligations do not include payment of principle and interest on the notes). In addition, PLC has entered into certain support agreements with Golden Gate obligating PLC to make capital contributions to Golden Gate or provide support related to certain of Golden Gate’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate.

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense on debt and other obligations totaled $20.3 million, $10.6 million, and $5.5 million in 2006, 2005, and 2004, respectively.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

10. COMMITMENTS AND CONTINGENT LIABILITIES

The Company leases administrative and marketing office space in approximately 22 cities including Birmingham, with most leases being for periods of three to ten years. The aggregate annualized rent is approximately $7.7 million. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
2007	$7,668
2008	7,084
2009	6,358
2010	5,637
2011	4,412
Thereafter	10,032

Additionally, the Company leases a building contiguous to its home office. The original lease was due to expire in February 2007, and in January 2007, this lease was renegotiated and the maturity date extended to January 2014. Lease payments are expected to approximate $4.4 million in 2007. At the end of the lease term, the Company may purchase the building for approximately $75 million.

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength.

A number of civil jury verdicts have been returned against insurers and other providers of financial services involving sales practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very little appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The Company, like other financial service companies, in the ordinary course of business, is involved in such litigation and in arbitration. Although the outcome of any such litigation or arbitration cannot be predicted, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of the Company.

11. SHARE-OWNER’S EQUITY AND STOCK-BASED COMPENSATION

PLC owns all of the 2,000 shares of preferred stock issued by the Company’s subsidiary, Protective Life and Annuity Insurance Company (“PL&A”). The stock pays, when and if declared, noncumulative

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

11. SHARE-OWNER’S EQUITY AND STOCK-BASED COMPENSATION — (Continued)

participating dividends to the extent PL&A’s statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2006, 2005, and 2004, PL&A paid no dividends to PLC on its preferred stock.

PLC has an Employee Stock Ownership Plan (“ESOP”). On December 1, 1990, the Company transferred to the ESOP 520,000 shares of PLC’s common stock held by it in exchange for a note. The outstanding balance of the note, $1.4 million at December 31, 2006, is accounted for as a reduction to share-owner’s equity. The stock is used to match employee contributions to PLC’s 401(k) and Stock Ownership Plan (“401(k) Plan”) and to provide other employee benefits. The ESOP shares are dividend paying, and dividends are used to pay the ESOP’s note to the Company.

Since 1973, PLC has had stock-based incentive plans to motivate management to focus on PLC’s long-range performance through the awarding of stock-based compensation. Under plans approved by share owners in 1997 and 2003, up to 6,500,000 PLC shares may be issued in payment of awards. Certain Company employees participate in PLC’s stock-based incentive plans and receive stock appreciation rights (“SARs”) from PLC.

The criteria for payment of performance awards is based primarily upon a comparison of PLC’s average return on average equity (for 2005 and 2006 awards) or average return on average equity and total rate of return over a four-year period for previous awards (earlier upon the death, disability, or retirement of the executive, or in certain circumstances, upon a change in control of PLC) to that of a comparison group of publicly held life and multi-line insurance companies. If PLC’s results are below the median of the comparison group (40th percentile for 2005 and 2006 awards), no portion of the award is earned. If PLC’s results are at or above the 90th percentile, the award maximum is earned. Awards are paid in shares of PLC Common Stock.

Performance shares and performance-based stock appreciation rights (“P-SARs”) awarded in 2006, 2005, 2004, 2003, and 2002, and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
2006	136,030	$6,500
2005	120,540	4,600
2004	125,670	4,600
2003	148,730	3,900
2002	192,360	5,700

Performance shares are equivalent in value to one share of PLC Common Stock times the award earned percentage payout. In the past, the Company has also issued performance-based stock appreciation rights (“P- SARs”). P-SARs convert to the equivalent of one SAR if earned times the award percentage payout. The P-SARs, once converted to SARs, expire 10 years after the grant date. At December 31, 2006, the total outstanding performance shares related to these performance-based plans measured at maximum payouts were 716,910 shares.

Between 1996 and 2006, SARs were granted (in addition to the P-SARs discussed above) to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC’s Common Stock. The SARs are exercisable either in four equal annual installments beginning one year

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

11. SHARE-OWNER’S EQUITY AND STOCK-BASED COMPENSATION — (Continued)

after the date of grant or after five years depending on the terms of the grant (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted average base price for 2004, 2005, and 2006 is as follows:

	Weighted Average Base Price	No. of SARs
Balance at December 31, 2003	$23.91	1,617,161
P-SARs converted	22.31	401,818
SARs exercised	18.68	(451,036)
Balance at December 31, 2004	25.01	1,567,943
SARs granted	41.05	119,400
SARs exercised	21.19	(220,133)
Balance at December 31, 2005	26.89	1,467,210
SARs granted	47.36	81,970
SARs exercised/forfeited	23.99	(393,234)
Balance at December 31, 2006	29.33	1,155,946

The outstanding SARs at December 31, 2006, were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$22.31	498,276	4	498,276
31.29	2,500	5	2,500
32.00	405,000	6	0
26.49	65,000	7	0
41.05	111,700	9	18,350
48.60	38,400	10	9,600
45.70	35,070	10	0

The SARs issued in 2005 and 2006 had estimated fair values at grant date of $1.7 million and $1.0 million, respectively. These fair values were estimated using a Black-Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting period of awards. Assumptions used in the model for the 2005 SARs were as follows:  expected volatility ranged from 24.1% to 31.9%, a risk-free interest rate ranging from 4.1% to 4.3%, a dividend rate of 2%, and the expected exercise date ranged from 2010 to 2014. Assumptions used in the model for the 2006 SARs were as follows:  expected volatility ranged from 15.5% to 32.5%, the risk-free interest rate ranged from 4.6% to 5.0%, a dividend rate of 1.7%, a zero forfeiture rate, and the expected exercise date ranged from 2011 to 2014. The Company will pay an amount in stock equal to the difference between the specified base price of the Company’s Common Stock and the market value at the exercise date for each SAR.

Additionally during 2006, PLC issued 6,500 restricted stock units at a fair value of $45.70 per unit. These awards, with a total fair value of $0.3 million, vest over a three year period.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

11. SHARE-OWNER’S EQUITY AND STOCK-BASED COMPENSATION — (Continued)

PLC recognizes all stock based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $0.5 million, $6.1 million, and $4.8 million in 2006, 2005, and 2004, respectively. PLC’s obligations of its stock-based compensation plans that are expected to be settled in shares of PLC’s Common Stock are reported as a component of PLC’s share-owners’ equity, net of deferred taxes.

At December 31, 2006, approximately $2.1 billion of consolidated share-owner’s equity, excluding net unrealized gains on investments, represented net assets of the Company and its subsidiaries that cannot be transferred to PLC in the form of dividends, loans, or advances. In addition, the Company and its subsidiaries are subject to various state statutory and regulatory restrictions on their ability to pay dividends to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by the Company in 2007 is estimated to be $446.7 million.

12.   EMPLOYEE BENEFIT PLANS

Defined Benefit Pension Plan and Unfunded Excess Benefits Plan

PLC sponsors a defined benefit pension plan covering substantially all of its employees, including the Company’s employees. The plan is not separable by affiliates participating in the plan. Benefits are based on years of service and the employee’s highest thirty-six consecutive months of compensation. PLC’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future. As a result of this plan’s funded status at December 31, 2006, PLC expects that no funding will be required in 2007. PLC has not yet determined what amount, if any, it will fund in 2007.

PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law. PLC estimates that it will contribute $1.2 million to this plan in 2007.

As discussed in Note 2, in September 2006, the FASB issued SFAS 158, which requires that the funded status of defined benefit postretirement plans be fully recognized on the statement of financial position, and requires the recognition of changes in the funded status of such plans in the year in which the changes occur through comprehensive income. SFAS 158 was adopted prospectively by PLC as of December 31, 2006, and as a result, prior periods were not restated. The adoption of this standard resulted in a net fund asset of $5.8 million related to PLC’s defined benefit pension plan and a net fund liability of $25.2 million related to its unfunded excess benefits plan as of December 31, 2006.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

12.   EMPLOYEE BENEFIT PLANS — (Continued)

PLC uses a December 31 measurement date for all its plans. The following table presents the benefit obligation, fair value of plan assets, and the funded status of the PLC’s defined benefit pension plan and unfunded excess benefits plan at December 31. This table also includes the amounts not yet recognized as components of net periodic pension costs as of December 31.

	Defined Benefit Pension Plan		Unfunded Excess Benefits Plan
	2006	2005	2006	2005
Change in projected benefit obligation:
Benefit obligation at beginning of year	$111,295	$97,399	$23,810	$21,566
Service cost	7,774	5,950	771	630
Interest cost	6,731	5,922	1,424	1,275
Actuarial (gain) or loss	(4,059)	4,041	489	1,616
Benefits paid	(2,327)	(2,017)	(1,274)	(1,277)
Benefit obligation at end of year	$119,414	$111,295	$25,220	$23,810
Change in plan assets:
Fair value of plan assets at beginning of year	$113,721	$99,890	$0	$0
Actual return on plan assets	13,784	5,993	0	0
Employer contributions	0	9,855	1,274	1,277
Benefits paid	(2,327)	(2,017)	(1,274)	(1,277)
Fair value of plan assets at end of year	$125,178	$113,721	$0	$0
Reconciliation of Funded Status — Before SFAS 158:
Funded status	$5,764	$2,426	$(25,220)	$(23,810)
Unrecognized net actuarial loss	28,640	39,828	6,424	6,479
Unrecognized prior service cost	1,048	1,244	0	0
Prepaid (accrued) benefit cost	$35,452	$43,498	$(18,796)	$(17,331)
Amounts Recognized in the Balance Sheet:
Prepaid (accrued) benefit cost	$35,452	$43,498	$(22,771)	$(20,783)
Accumulated other comprehensive income	0	0	3,975	3,452
Net amount recognized	$35,452	$43,498	$(18,796)	$(17,331)
Increase in minimum liability included in other comprehensive income	$0	$0	$522	$1,772
Accumulated benefit obligation	$101,097	$93,360	$22,771	$20,783
Fair value of assets	$125,178	$113,721	$0	$0
Unfunded accumulated benefit obligation	$0	$0	$(22,771)	$(20,783)
After Reflecting SFAS 158:
Funded status	$5,764	$2,426	$(25,220)	$(23,810)
Amounts Recognized in the Balance Sheet:
Other assets	$5,764	N/A	$0	N/A
Other liabilities	$0	N/A	$(25,220)	N/A
Amounts Recognized in Accumulated Other Comprehensive Income:
Net actuarial loss	$28,640	N/A	$6,424	N/A
Prior service cost	1,048	N/A	0	N/A
Net transition asset	$29,688	N/A	$6,424	N/A

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

12.   EMPLOYEE BENEFIT PLANS — (Continued)

Weighted-average assumptions used to determine the benefit obligations as of December 31 were as follows:

	Defined Benefit Pension Plan		Unfunded Excess Benefits Plan
	2006	2005	2006	2005
Discount rate	5.90%	5.63%	5.90%	5.63%
Rate of compensation increase	3.75	3.75	4.75	4.75

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

Weighted-average assumptions used to determine the net periodic benefit cost for the years ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefits Plan
	2006	2005	2004	2006	2005	2004
Discount rate	5.63%	5.75%	6.25%	5.63%	5.75%	6.25%
Rates of compensation increase	3.75	3.75	4.00	4.75	4.75	5.00
Expected long-term return on plan assets	8.25	8.25	8.50	N/A	N/A	N/A

Components of the net periodic benefit cost for the years ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefits Plan
	2006	2005	2004	2006	2005	2004
Service cost — Benefits earned during the period	$7,774	$5,950	$5,408	$771	$629	$542
Interest cost on projected benefit obligation	6,731	5,922	5,506	1,424	1,276	1,302
Expected return on plan assets	(9,647)	(8,371)	(6,864)	0	0	0
Amortization of prior service cost	196	214	214	0	14	16
Amortization of actuarial losses	2,992	2,647	1,920	544	372	309
Net periodic benefit cost	$8,046	$6,362	$6,184	$2,739	$2,291	$2,169

The estimated net actuarial loss, prior service cost, and transition obligation for these plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2007 are as follows:

	Defined Benefit Pension Plan	Unfunded Excess Benefits Plan
Net actuarial loss	$2,100	$401
Prior service cost	186	0
Transition Obligation	0	0

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

12.   EMPLOYEE BENEFIT PLANS — (Continued)

Plan assets of the defined benefit pension plan by category as of December 31 were as follows:

Asset Category	Target Allocation for 2007	2006	2005
Cash and cash equivalents	2.0%	2.8%	1.3%
Equity securities	60.0	68.2	67.6
Fixed income	38.0	29.0	31.1
Total	100.0%	100.0%	100.0%

Prior to July 1999, upon an employee’s retirement, a distribution from pension plan assets was used to purchase a single premium annuity from the Company in the retiree’s name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash and cash equivalents. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees. Based on historical data of the domestic equity markets and PLC’s group annuity investments, the plan’s target asset allocation would be expected to earn annualized returns in excess of 9% per year. In arriving at the plan’s 8.25% expected rate of return, PLC has adjusted this historical data to reflect lower expectations for equity returns. The plan’s equity assets are invested in a domestic equity index collective trust managed by Northern Trust Corporation. The plan’s cash equivalents are invested in a collective trust managed by Northern Trust Corporation. The plan’s fixed income assets are invested in a group annuity contract with PLC.

PLC’s investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans’ actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan’s equity assets are invested in a domestic equity index collective trust managed by Northern Trust Corporation. The plan’s cash equivalents are invested in a collective trust managed by Northern Trust Corporation. The plan’s fixed income assets are invested in a group annuity contract with the Company.

Estimated future benefit payments under the defined benefit pension plan are as follows:

Year	Defined Benefit Pension Plan	Unfunded Excess Benefits Plan
2007	$2,323	$1,232
2008	2,759	1,290
2009	3,124	1,329
2010	3,687	1,400
2011	4,296	1,439
2012-2016	33,563	8,614

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

12.   EMPLOYEE BENEFIT PLANS — (Continued)

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. This benefit has no material effect on PLC’s consolidated financial statements. For a closed group of retirees over age 65, PLC provides a prescription drug benefit. At December 31, 2006 and 2005, PLC’s liability related to this benefit was $0.1 million and $0.2 million, respectively. PLC’s obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

Life insurance benefits for retirees from $9,000 up to a maximum of $75,000 are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance.

401(k) Retirement Plan

PLC sponsors a defined contribution retirement plan (the “401(k) Plan”) which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. Employees may contribute up to 25% of their annual compensation to the 401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($15,000 for 2006). PLC matches employee contributions dollar for dollar up to a maximum of 4% of an employee’s pay per year per person. All matching contributions vest immediately. If PLC’s financial performance achieves certain goals set by PLC’s Board of Directors, certain employees who are not otherwise under a bonus or sales incentive plan may receive an extra profit sharing contribution in stock of up to 3% of base pay. Eligible employees may receive this contribution even if they are not contributing their own money to the 401 (k) Plan.

PLC has established an Employee Stock Ownership Plan (“ESOP”) to match voluntary employee contributions to PLC’s 401(k) Plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP’s note payable to the Company less dividends on shares held by the ESOP. All shares held by the ESOP are treated as outstanding for purposes of computing earnings per share. At December 31, 2006, PLC had committed approximately 105,000 shares (approximately 100,000 shares to be released from the ESOP and 5,000 shares to be reissued from treasury) to fund the 401(k) Plan match. The expense recorded by PLC for these employee benefits was $1.1 million, $1.9 million, and $2.0 million in 2006, 2005, and 2004, respectively.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006, with respect to the 2005 plan year. The expense recorded by the Company for this employee benefit was $0.4 million and $0.3 million, respectively, in 2006 and 2005.

Deferred Compensation Plan

PLC has established deferred compensation plans for directors, officers, and others. Compensation deferred is credited to the participants in cash, mutual funds, Common Stock equivalents, or a combination thereof. PLC may, from time to time, reissue treasury shares or buy in the open market shares of Common Stock to fulfill its obligation under the plans. At December 31, 2006, the plans had 1,047,699 shares of Common Stock equivalents credited to participants. PLC’s obligations related to its deferred compensation plans are reported in other liabilities, unless they are to be settled in shares of the PLC’s Common Stock, in which case they are reported as a component of share-owners’ equity.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

13.   INCOME TAXES

The Company’s effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	2006	2005	2004
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt income	(1.7)	(1.7)	(1.5)
Intercompany gain on sale of affiliate	1.6	0.0	0.0
Other	1.2	0.1	1.8
State income taxes	.8	1.4	0.6
Effective income tax rate	36.9%	34.8%	35.9%

The provision for federal income tax in these financial statements differs from the amounts of income tax expense per the income tax returns for the same years due to certain revenue and expense items that are reported in these statements in years that are different from the years in which they are reported in the returns.

The components of the Company’s income tax expense related to income before the cumulative effect of a change in accounting principle for the years ended December 31 are as follows:

	2006	2005	2004
Income tax expense per the income tax returns:
Federal	$19,888	$16,318	$110,957
State	(620)	2,717	3,305
Total current	$19,268	$19,035	$114,262
Deferred income tax expense:
Federal	$130,009	$103,187	$18,964
State	5,588	3,337	0
Total deferred	$135,597	$106,524	$18,964

During the year ended December 31, 2004, the Company adopted SOP 03-1 and recognized a deferred tax benefit of approximately $8,508. This amount was included in the Company’s cumulative effect of a change in accounting principle of $(15,801). This benefit, when combined with the $18,964 of deferred income tax expense above, resulted in a total deferred income tax expense in 2004 of $10,456.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

13.   INCOME TAXES — (Continued)

The components of the Company’s net deferred income tax liability as of December 31 were as follows:

	2006	2005
Deferred income tax assets:
Policy and policyholder liability reserves	$549,910	$387,757
Intercompany losses	34,658	31,924
Deferred compensation	4,725	8,923
	589,293	428,604
Deferred income tax liabilities:
Deferred policy acquisition costs	890,481	684,758
Unrealized gains on investments	6,923	28,797
Other	73,740	5,280
	971,144	718,835
Net deferred income tax liability	$381,851	$290,231

Under pre-1984 U.S. tax law, a significant amount of the Company’s taxable income was not currently taxed. Instead, it was accumulated in a memorandum, or policyholders’ surplus, account. Such income was subject to taxation only when it was either distributed or accumulated in excess of certain prescribed limits. The $70.5 million balance in the Company’s policyholders’ surplus account as of December 31, 2003 has been carried forward without change since that date. Legislation was enacted in 2004 which permitted a life insurance company to reduce, during 2005 and 2006, its policyholders’ surplus account balances without such reductions being subject to taxation. During 2006, the Company followed this legislation and reduced its policyholders’ surplus account balances to zero.

The Company’s income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations. At December 31, 2006 and 2005, $(125.4) million and $(78.3) million, respectively, were (due from) / payable to PLC for income tax liabilities.

14.   SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information for the years ended December 31:

	2006	2005	2004
Cash paid during the year:
Interest on debt	$19,899	$10,497	$3,414
Income taxes	81,193	112,688	145,515
Noncash investing and financing activities:
Common dividend	54,090	0	0
Change in collateral for securities lending transactions	105,310	(195,175)	214,824
Capital contributions from PLC	21,464	0	1,985

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

14.   SUPPLEMENTAL CASH FLOW INFORMATION — (Continued)

During the fourth quarter of 2006, the Company received, through a series of dividends from its direct and indirect wholly-owned subsidiaries, Lyndon Insurance Group, Inc. and First Protection Company, a promissory note in the principal amount of $54.0 million. This promissory note arose out of the sale, at fair market value, by First Protection Company to PLC all of the outstanding stock of First Protection Corporation. This created an increase in additional paid-in capital for the Company of $21.4 million. Subsequent to the receipt of this dividend, the Company declared and paid an ordinary dividend in the form of the $54.1 million note, including accrued interest to its sole shareholder, PLC.

15.   RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $2.9 million in 2006, $0.2 million in 2005, and $5.6 million in 2004. The Company purchases data processing, legal, investment and management services from affiliates. The costs of such services were $33.1 million, $101.7 million, and $100.8 million in 2006, 2005, and 2004, respectively. Commissions paid to affiliated marketing organizations of $0.4 million, $0.1 million, and $3.2 million, in 2006, 2005, and 2004, respectively, were included in deferred policy acquisition costs.

Certain corporations with which PLC’s directors were affiliated paid the Company premiums and policy fees or other amounts for various types of insurance and investment products. Such premiums, policy fees, and other amounts totaled $10.2 million, $9.0 million, and $10.5 million in 2006, 2005, and 2004, respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $2.8 million, $2.2 million, and $2.6 million in 2006, 2005, and 2004, respectively.

16.   STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

Financial statements prepared in conformity with U.S. GAAP differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred; (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions; (c) deferred income taxes are not subject to statutory limitations as to amounts recognized and are recognized through earnings as opposed to being charged to share-owners’ equity; (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to share-owners’ equity; (e) furniture and equipment, agents’ debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets); (f) certain items of interest income, such as mortgage and bond discounts, are amortized differently; and (g) bonds are recorded at their market values instead of amortized cost.

Statutory net income of the Company amounted to $451.5 million, $41.6 million, and $235.8 million for the years ended December 31, 2006, 2005, and 2004, respectively. Statutory capital and surplus of Protective Life amounted to $1,388.4 million and $1,379.6 million at December 31, 2006 and 2005, respectively.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

16.   STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

As of December 31, 2006, the Company’s insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $62.3 million.

17.   ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying amounts and estimated fair values of the Company’s financial instruments at December 31 are as follows:

	2006		2005
	Carrying		Carrying
	Amount	Fair Value	Amount	Fair Value
Assets (see Notes 2 and 4):
Investments:
Fixed maturities	$20,923,891	$20,923,891	$15,037,225	$15,037,225
Equity securities	80,108	80,108	85,340	85,340
Mortgage loans on real estate	3,880,028	3,981,898	3,287,745	3,422,808
Short-term investments	1,366,467	1,366,467	755,805	755,805
Cash	37,419	37,419	52,086	52,086
Liabilities (see Notes 2 and 7):
Stable value product account balances	5,513,464	5,511,717	6,057,721	6,004,310
Annuity account balances	8,958,089	8,717,755	3,388,005	3,327,309
Other (see Note 2):
Derivative financial instruments	61,874	61,874	71,241	71,241

Except as noted below, fair values were estimated using quoted market prices.

The Company estimates the fair value of its mortgage loans using discounted cash flows from the next call date. The Company believes the fair value of its short-term investments and notes payable to banks approximates book value due to being either short-term or having a variable rate of interest. The Company also believes the fair value of its non-recourse funding obligations approximate book value.

The Company estimates the fair value of its stable value products and annuities using discounted cash flows and surrender values, respectively.

The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

The Company estimates the fair value of its derivative financial instruments using market quotes or derivative pricing models. The fair values represent the net amount of cash the Company would have received (or paid) had the contracts been terminated on December 31.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

18.   OPERATING SEGMENTS

The Company operates several business segments each having a strategic focus. An operating segment is generally distinguished by products and/or channels of distribution. A brief description of each segment follows.

•       The Life Marketing segment markets level premium term insurance (“traditional”), universal life (“UL”), variable universal life, and bank owned life insurance (“BOLI”) products on a national basis primarily through networks of independent insurance agents and brokers, stockbrokers, and direct marketing channels, and independent marketing organizations.

•       The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment’s primary focus is on life insurance policies and annuity products that were sold to individuals.

•       The Annuities segment manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and independent agents and brokers.

•       The Stable Value Products segment sells guaranteed funding agreements (“GFAs”) to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations. The segment also markets fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. Additionally, the segment markets guaranteed investment contracts (“GICs”) to 401(k) and other qualified retirement savings plans.

•       The Asset Protection segment primarily markets extended service contracts and credit life and disability insurance to protect consumers’ investments in automobiles, watercraft, and recreational vehicles (“RV”). In addition, the segment markets an inventory protection product (“IPP”) and a guaranteed asset protection (“GAP”) product.

The Company has an additional segment referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the segments above (including net investment income on unallocated capital and interest on debt). This segment also includes earnings from several  non-strategic lines of business (mostly cancer insurance, residual value insurance, surety insurance, and group annuities), various investment-related transactions, and the operations of several small subsidiaries. The surety and residual value insurance lines were moved from the Asset Protection segment to Corporate and Other in 2004, and prior period segment data has been restated to reflect the change.

The Company uses the same accounting policies and procedures to measure segment operating income and assets as it uses to measure its consolidated net income and assets. Segment operating income is generally income before income tax excluding net realized investment gains and losses (net of the related amortization of DAC/VOBA and participating income from real estate ventures), and the cumulative effect of change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains and losses but are considered part of operating income because the derivatives are used to mitigate risk in items affecting consolidated and segment operating income. Segment operating income represents the basis on which the performance

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

18.   OPERATING SEGMENTS — (Continued)

of the Company’s business is internally assessed by management. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC/VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

There are no significant intersegment transactions.

The following tables summarize financial information for the Company’s segments. Asset adjustments represent the inclusion of assets related to discontinued operations.

	2006	2005	2004
Revenues
Life Marketing	$732,179	$550,517	$446,534
Acquisitions	706,650	411,610	439,103
Annuities	267,836	287,844	257,059
Stable Value Products	326,814	294,650	281,409
Asset Protection	301,679	263,280	274,095
Corporate and Other	148,399	129,132	118,460
Total revenues	$2,483,557	$1,937,033	$1,816,660
Segment operating income
Life Marketing	$172,247	$161,858	$163,177
Acquisitions	104,534	80,721	87,268
Annuities	23,014	30,792	15,279
Stable Value Products	47,073	54,798	53,159
Asset Protection	7,788	23,991	18,628
Corporate and Other	4,761	39,056	13,637
Total segment operating income	359,417	391,216	351,148
Realized investment gains (losses) — investments(1)	79,166	4,344	23,836
Realized investment gains (losses) — derivatives(2)	(18,835)	(34,345)	(3,821)
Income tax expense	(154,865)	(125,559)	(133,226)
Net income before cumulative effect of change in accounting principle	264,883	235,656	237,937
Cumulative effect of change in accounting principle	0	0	(15,801)
Net income	$264,883	$235,656	$222,136

(1) Realized investment gains (losses) — investments	$101,864	$37,934	$30,771
Less participating income from real estate ventures	13,494	8,684	0
Less related amortization of DAC	9,204	24,906	6,935
	$79,166	$4,344	$23,836
(2) Realized investment gains (losses) — derivatives	$(21,555)	$(31,819)	$2,726
Less settlements on certain interest rate swaps	27	2,877	6,547
Less derivative losses related to certain annuities	(2,747)	(351)	0
	$(18,835)	$(34,345)	$(3,821)

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

18.   OPERATING SEGMENTS — (Continued)

	2006	2005	2004
Net investment income
Life Marketing	$306,898	$260,914	$237,049
Acquisitions	413,636	223,201	232,499
Annuities	225,063	218,678	210,886
Stable Value Products	325,653	310,715	268,184
Asset Protection	31,054	31,221	30,841
Corporate and Other	50,128	83,191	49,747
Total net investment income	$1,352,432	$1,127,920	$1,029,206
Amortization of deferred policy acquisition costs and value of businesses acquired
Life Marketing	$60,227	$55,688	$58,970
Acquisitions	58,814	27,072	28,652
Annuities	27,872	37,512	32,271
Stable Value Products	4,438	4,694	3,480
Asset Protection	77,383	68,623	72,273
Corporate and Other	3,388	4,064	4,484
Total amortization of deferred policy acquisition costs	$232,122	$197,653	$200,130

	Operating Segment Assets December 31, 2006
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$8,017,839	$10,650,928	$8,138,182	$5,369,107
Deferred policy acquisition costs and value of businesses acquired	1,846,015	925,218	261,826	16,603
Goodwill	0	32,008	0	0
Total assets	$9,863,854	$11,608,154	$8,400,008	$5,385,710

	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$870,383	$2,782,346	$33,545	$35,862,330
Deferred policy acquisition costs and value of businesses acquired	146,809	23,526	0	3,219,997
Goodwill	43,522	0	0	75,530
Total assets	$1,060,714	$2,805,872	$33,545	$39,157,857

	Operating Segment Assets December 31, 2005
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$7,205,218	$3,940,294	$6,062,542	$5,959,112
Deferred policy acquisition costs and value of businesses acquired	1,584,121	304,837	128,930	19,102
Goodwill	0	0	0	0
Total assets	$8,789,339	$4,245,131	$6,191,472	$5,978,214

	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$718,389	$2,172,036	$38,110	$26,095,701
Deferred policy acquisition costs and value of businesses acquired	159,740	7,381	0	2,204,111
Goodwill	38,782	0	0	38,782
Total assets	$916,911	$2,179,417	$38,110	$28,338,594

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

19.   CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company’s unaudited consolidated quarterly operating data for the years ended December 31, 2006 and 2005 are presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management’s opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in share-owners’ equity, and cash flows for a period of several quarters.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2006
Premiums and policy fees	$480,748	$489,650	$602,294	$743,902
Reinsurance ceded	(249,086)	(286,293)	(331,259)	(496,084)
Net of reinsurance ceded	231,662	203,357	271,035	247,818
Net investment income	282,452	284,972	392,407	392,601
Realized investment gains (losses)	23,339	15,364	13,004	28,602
Other income	17,428	20,982	30,168	28,366
Total revenues	554,881	524,675	706,614	697,387
Benefits and expenses	445,806	414,224	634,814	568,964
Income before income tax	109,075	110,451	71,800	128,423
Income tax expense	39,267	37,750	25,760	52,088
Net income	$69,808	$72,701	$46,040	$76,335
2005
Premiums and policy fees	$466,705	$482,790	$458,031	$472,394
Reinsurance ceded	(279,534)	(309,438)	(251,423)	(303,593)
Net of reinsurance ceded	187,171	173,352	206,608	168,801
Net investment income	275,695	269,161	293,524	289,540
Realized investment gains (losses)	22,030	(23,569)	8,999	(1,345)
Other income	14,211	16,661	18,462	17,732
Total revenues	499,107	435,605	527,593	474,728
Benefits and expenses	407,987	371,239	428,451	368,141
Income before income tax	91,120	64,366	99,142	106,587
Income tax expense	31,409	21,674	33,465	39,011
Net income	$59,711	$42,692	$65,677	$67,576

SCHEDULE II — CONDENSED FINANCIAL INFORMATION
OF REGISTRANT

STATEMENTS OF INCOME

PROTECTIVE LIFE INSURANCE COMPANY

(Parent Company)

	Years Ended December 31
	2006	2005	2004
	(Dollars in thousands)
Revenues
Premiums and policy fees	$406,115	$400,054	$424,914
Dividends from subsidiaries*	199,638	23,649	27,183
Net investment income	864,750	875,516	786,410
Realized investment gains (losses)	43,346	(1,228)	36,053
Other income	10,904	3,902	8,285
Total revenues	1,524,753	1,301,893	1,282,845
Benefits and expenses
Benefits and settlement expenses	940,711	899,498	827,365
Amortization of deferred policy acquisition costs and value of businesses acquired	89,244	104,661	114,181
Other operating expenses	87,813	88,558	108,169
Total benefits and expenses	1,117,768	1,092,717	1,049,715
Income before income tax and other items below	406,985	209,176	233,130
Income tax expense	69,813	62,610	78,513
Income before equity in undistributed income of subsidiaries	337,172	146,566	154,617
Equity in undistributed income (loss) of subsidiaries*	(72,289)	89,090	83,320
Net income before cumulative effect of change in accounting principle	264,883	235,656	237,937
Cumulative effect of change in accounting principle, net of income tax	0	0	(15,801)
Net income	$264,883	$235,656	$222,136

*                    Eliminated in consolidation.

See Notes to Condensed Financial Information.

SCHEDULE II — CONDENSED FINANCIAL INFORMATION
OF REGISTRANT

BALANCE SHEETS

PROTECTIVE LIFE INSURANCE COMPANY

(Parent Company)

	December 31
	2006	2005
	(Dollars in thousands)
Assets
Investments:
Fixed maturities and equity securities	$10,345,881	$11,147,414
Mortgage loans	3,388,452	2,982,659
Investment real estate	11,111	6,968
Policy loans	370,314	376,980
Other long-term investments	313,994	288,267
Short-term investments	528,974	474,726
Investments in subsidiaries (equity method)*	2,222,764	1,670,832
Total investments	17,181,490	16,947,846
Cash	0	32,078
Accrued investment income	147,186	131,317
Accounts and premiums receivable	144,155	50,284
Reinsurance receivables	1,456,232	1,337,251
Receivables from subsidiaries*	15,864	0
Deferred policy acquisition costs and value of businesses acquired	1,172,403	1,099,950
Goodwill	348	348
Property and equipment, net	34,534	37,014
Other assets	80,597	76,438
Income tax receivable	36,278	60,276
Assets related to separate accounts	2,917,810	2,618,888
Total assets	$23,186,897	$22,391,690
Liabilities
Policy liabilities and accruals	$7,106,822	$6,573,126
Stable value product account balances	5,513,464	6,057,721
Annuity account balances	3,239,606	3,283,287
Other policyholders’ funds	170,749	128,474
Accrued expenses and other liabilities	797,892	670,713
Payables to subsidiaries*	0	8,004
Deferred income taxes	187,056	121,083
Liabilities related to separate accounts	2,917,810	2,618,888
Total liabilities	19,933,399	19,461,296
Commitments and contingent liabilities — Note 3
Share-owners’ equity
Preferred stock	2	2
Common stock	5,000	5,000
Additional paid-in capital	1,114,269	932,805
Note receivable from PLC Employee Stock Ownership Plan	(1,995)	(2,507)
Retained earnings	2,100,404	1,889,611
Accumulated other comprehensive income	35,818	105,483
Total share-owners’ equity	3,253,498	2,930,394
	$23,186,897	$22,391,690

*                     Eliminated in consolidation.

See Notes to Condensed Financial Information.

SCHEDULE II — CONDENSED FINANCIAL INFORMATION
OF REGISTRANT

STATEMENTS OF CASH FLOWS

PROTECTIVE LIFE INSURANCE COMPANY

(Parent Company)

	Year Ended December 31
	2006	2005	2004
	(Dollars in thousands)
Cash flows from operating activities
Net income	$264,883	$235,656	$222,136
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses	(43,346)	1,228	(36,053)
Equity in undistributed net (income) loss of subsidiaries*	72,289	(89,090)	(83,320)
Non-cash dividend from subsidiary	(20,996)	0	0
Amortization of deferred policy acquisition costs and value of businesses acquired	89,244	104,661	114,181
Capitalization of deferred policy acquisition costs	(103,351)	(161,697)	(97,201)
Depreciation expense	9,333	10,630	10,000
Deferred income taxes	98,764	74,206	(69,340)
Accrued income taxes	23,998	(60,775)	(7,666)
Interest credited to universal life and investment products	607,770	590,957	544,253
Policy fees assessed on universal life and investment products	(319,925)	(277,502)	(272,414)
Change in reinsurance receivables	(118,981)	(26,512)	(67,301)
Change in accrued investment income and other receivables	(109,740)	(13,521)	(6,541)
Change in due to/from subsidiaries, net	(23,868)	(3,181)	9,426
Change in policy liabilities and other policyholders’ funds of traditional life and health products	174,015	82,471	72,933
Change in other liabilities	102,020	15,171	2,053
Other, net	18,563	(72,707)	(41,678)
Net cash provided by operating activities	720,672	409,995	293,468
Cash flows from investing activities
Maturities and principal reductions of investments	766,385	1,417,693	1,400,992
Sale of investments	3,898,469	4,340,251	4,451,186
Cost of investments acquired	(3,990,890)	(6,775,891)	(6,604,264)
Mortgage loans:
New borrowings	(835,134)	(738,966)	(698,463)
Repayments	418,278	420,168	408,447
Purchase of and/or additional investments in subsidiaries*	(1,090,954)	(85,854)	(1,829)
Return of capital from subsidiaries	445,847	31,340	25,505
Change in investment real estate, net	20,926	10,254	830
Change in policy loans, net	6,666	18,081	16,435
Purchase of property and equipment	(5,355)	(6,613)	(4,973)
Change in other long-term investments, net	17,849	(25,873)	(6,702)
Change in short-term investments, net	51,830	322,252	(345,644)
Net cash used in investing activities	(296,083)	(1,073,158)	(1,358,480)
Cash flows from financing activities
Capital contributions	160,000	0	68,986
Investment product and universal life deposits	1,703,247	2,531,306	2,795,181
Investment product and universal life withdrawals	(2,222,823)	(1,877,284)	(1,802,779)
Other financing activities, net	(97,091)	17,909	17,909
Net cash provided by (used in) financing activities	(456,667)	671,931	1,079,297
Increase (decrease) in cash	(32,078)	8,768	14,285
Cash at beginning of year	32,078	23,310	9,025
Cash at end of year	$0	$32,078	$23,310

*                     Eliminated in consolidation.

See Notes to Condensed Financial Information.

SCHEDULE II — CONDENSED FINANCIAL INFORMATION
OF REGISTRANT

PROTECTIVE LIFE INSURANCE COMPANY

(Parent Company)

NOTES TO CONDENSED FINANCIAL INFORMATION

The Company publishes consolidated financial statements that are its primary financial statements. Therefore, this parent company condensed financial information is not intended to be the primary financial statements of the Company, and should be read in conjunction with the consolidated financial statements and notes thereto of Protective Life Insurance Company and subsidiaries.

1.                 ORGANIZATION AND PRESENTATION

Protective Life Insurance Company (the “Company”), a stock life insurance company, was founded in 1907 and is a wholly-owned subsidiary of Protective Life Corporation. The Company provides financial services through the production, distribution, and administration of insurance and investment products. The condensed financial statements of Protective Life Insurance Company reflect its wholly owned subsidiaries using the equity method of accounting.

2.                 DIVIDENDS AND RETURNS OF CAPITAL

Dividends and/or returns of capital received by the Company during the year ended December 31, 2006 amounted to $686.9 million, including $359.6 million from Chase Insurance Life and Annuity Company, $96.5 million from Lyndon Insurance Group, Inc., $78.5 million from Protective Life and Annuity Insurance Company, $67.0 million from Protective Finance Corporation, $75.0 million from West Coast Life Insurance Company, and $10.3 million from Protective Finance Corporation II. Dividends and/or returns of capital received by the Company during the year ended December 31, 2005 amounted to $55.0 million, including $15.3 million from Protective Finance Corporation II, $14.7 million from Protective Life and Annuity Insurance Company, $12.0 million from Protective Finance Corporation, $9.0 million from Lyndon Insurance Group, Inc., and $4.0 million from Western Diversified Services, Inc. Dividends and/or returns of capital received by the Company during the year ended December 31, 2004 amounted to $52.7 million, including $17.0 million from Protective Life and Annuity Insurance Company, $9.8 million from Lyndon Insurance Group, Inc., $9.3 million from Protective Finance Corporation II, $8.0 million from Western Diversified Services, Inc., $6.0 million from Western Diversified Capital Funding, and $2.6 million from Protective Finance Corporation.

3.                 GUARANTEES

The Company has provided liquidity support to some of its insurance subsidiaries in the form of guarantees of certain (primarily insurance) obligations. The majority of these obligations are backed by assets held in the Company’s insurance subsidiaries which the Company believes sufficiently cover the underlying obligations.

4.                 SUPPLEMENTAL CASH FLOW INFORMATION

	2006	2005	2004
Cash paid during the year for:
Income taxes (reduced by amounts received from affiliates under a tax sharing agreement)	$(53,627)	$35,431	$123,260
Noncash investing and financing activities:
Common dividend	54,090	0	0
Change in collateral for securities lending transactions	105,310	(195,175)	214,824
Capital contributions from PLC	21,464	0	1,985
Return of capital from subsidiary in the form of stock	41,450	0	0

During the fourth quarter of 2006, the Company received, through a series of dividends from its direct and indirect wholly-owned subsidiaries, Lyndon Insurance Group, Inc. and First Protection Company, a promissory note in the principal amount of $54.0 million. This promissory note arose out of the sale, at fair market value, by First Protection Company to PLC all of the outstanding stock of First Protection Corporation. This created an increase in additional paid-in capital for the Company of $21.4 million. Subsequent to the receipt of this dividend, the Company declared and paid an ordinary dividend in the form of the $54.1 million note, including accrued interest to its sole shareholder, PLC.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(Dollars in thousands)

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders’ Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs and Value of Businesses Acquired	Other Operating Expenses(1)
Year Ended December 31, 2006:

Life Marketing	$1,846,015	$7,991,847	$241,422	$67,331	$421,275	$306,898	$535,940	$60,227	$(36,235)
Acquisitions	925,218	5,954,054	248	5,055,074	258,260	413,636	494,533	58,814	26,829
Annuities	261,826	917,805	19,092	4,111,267	32,074	225,063	191,238	27,872	23,443
Stable Value Products	16,603	0	0	5,369,107	0	325,653	269,851	4,438	4,291
Asset Protection	146,809	124,840	587,608	9,519	203,983	31,054	94,210	77,383	122,298
Corporate and Other	23,526	94,301	10,804	187,391	38,280	50,128	46,845	3,388	58,444
Adjustments(2)	0	30,430	0	0	0	0	0	0	0
TOTAL	$3,219,997	15,113,277	$859,174	$14,799,689	$953,872	$1,352,432	$1,632,617	$232,122	$199,070
Year Ended December 31, 2005:
Life Marketing	$1,584,121	$7,027,066	$130,683	$62,851	$288,568	$260,914	$392,448	$55,688	$(59,477)
Acquisitions	304,837	3,091,166	274	757,043	186,804	223,201	273,626	27,072	30,191
Annuities	128,930	760,906	11,959	2,661,224	31,810	218,678	187,791	37,512	25,675
Stable Value Products	19,102	0	0	5,959,112	0	310,715	246,134	4,694	5,089
Asset Protection	159,740	132,404	539,385	6,899	186,483	31,221	101,459	68,623	69,207
Corporate and Other	7,381	100,260	18,516	145,830	42,267	83,191	51,890	4,064	54,133
Adjustments(2)	0	35,840	69	0	0	0	0	0	0
TOTAL	$2,204,111	$11,147,642	$700,886	$9,592,959	$735,932	$1,127,920	$1,253,348	$197,653	$124,818
Year Ended December 31, 2004:
Life Marketing					$208,682	$237,049	$274,584	$58,970	$(50,197)
Acquisitions					204,332	232,499	287,356	28,652	35,827
Annuities					30,341	210,886	183,271	32,271	23,300
Stable Value Products					0	268,184	205,168	3,480	6,377
Asset Protection					207,460	30,841	120,853	72,273	62,342
Corporate and Other					47,359	49,747	45,241	4,484	51,245
TOTAL					$698,174	$1,029,206	$1,116,473	$200,130	$128,894

(1)                 Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)                 Balance Sheet adjustments represent the inclusion of assets related to discontinued operations.

SCHEDULE IV — REINSURANCE
PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(Dollars in thousands)

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended
December 31, 2006:
Life insurance in force	$700,267,475	$576,790,608	$24,225,953	$147,702,820	16.4%
Premiums and policy fees:
Life insurance	$1,739,220	$1,210,831	$192,176	$720,565	26.7%
Accident/health insurance	97,665	41,351	4,379	60,693	7.2
Property and liability insurance	263,050	191,279	100,843	172,614	58.4
Total	$2,099,935	$1,443,461	$297,398	$953,872
Year Ended
December 31, 2005:
Life insurance in force	$443,923,068	$393,605,152	$23,210,523	$73,528,439	31.6%
Premiums and policy fees:
Life insurance	$1,294,183	$981,788	$221,756	$534,151	41.5%
Accident/health insurance	107,072	43,855	4,100	67,317	6.1
Property and liability insurance	239,455	118,345	13,354	134,464	9.9
Total	$1,640,710	$1,143,988	$239,210	$735,932
Year Ended
December 31, 2004:
Life insurance in force	$379,588,512	$354,015,938	$29,448,143	$55,020,717	53.5%
Premiums and policy fees:
Life insurance	$1,200,906	$941,650	$219,917	$479,173	45.9%
Accident/health insurance	113,367	60,560	25,461	78,268	32.5
Property and liability insurance	236,048	122,441	27,604	141,211	19.5
Total	$1,550,321	$1,124,651	$272,982	$698,652

SCHEDULE V—VALUATION ACCOUNTS
PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(Dollars in thousands)

	Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
2006
Allowance for losses on commercial mortgage loans	$6,775	$0	$0	$(6,300)	$475
Bad debt reserve associated with Lender’s Indemnity product line	$0	$27,100	$0	$0	$27,100
2005
Allowance for losses on commercial mortgage loans	$3,250	$3,525	$0	$0	$6,775

PART C

OTHER INFORMATION

Item 27.   Exhibits.

1.	Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)
2.	Custodian Agreements — None.
3.	(a) Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)
(a)(1) Amendment I to the Underwriting Agreement. (8)
(b) Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)
4.	(a) Form of Contract Single Premium Plus. (5)
(a)(1) Form of Contract Protective Preserver. (4)
(b) Policy Value Credit Endorsement. (4)
(c) Comprehensive Long-Term Care Accelerated Death Benefit Rider. (8)
(d) Lapse Protection Rider. (4)
(e) Policy Loan Endorsement. (12)
(f) Waiver of Surrender Charge Endorsement. (8)
(g) Interest Rate Endorsement (20)
5.	(a) Form of Contract Application — Single Premium Plus. (8)
(b) Form of Contract Application — Protective Preserver. (4)
6.	(a) Charter of Protective Life Insurance Company. (1)
(b) By-Laws of Protective Life Insurance Company. (1)
(c) Amended and Restated Charter of Protective Life Insurance Company (22)
(d) Amended and Restated Bylaws of Protective Life Insurance Company (22)
7.	(a) Form of Automatic and Facultative Yearly Renewable Term Agreement. (17)
(b) Form of Yearly Renewable Term Reinsurance Agreement. (17)
(c) List of Reinsurers.
8.	(a) Participation/Distribution Agreement. (2)
(a)(1) Amendment I to the Participation/Distribution Agreement. (8)
(b) Participation Agreement (Oppenheimer Variable Account Funds). (3)
(c) Participation Agreement (MFS Variable Insurance Trust). (3)
(d) Participation Agreement (Acacia Capital Corporation). (3)
(e) Participation Agreement (Van Eck Worldwide Insurance Trust). (7)
(f) Participation Agreement (Van Kampen Life Investment Trust). (11)
(g) Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (12)
(h) Participation Agreement (Lord Abbett Series Fund, Inc.). (14)
(i) Participation Agreement for Class II Shares (Van Kampen). (18)
(j) Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.). (18)
(k) Participation Agreement (Goldman Sachs Variable Insurance Trust) (19)
(l) Participation Agreement (Franklin Templeton Variable Insurance Products Trust). (21)
(m) Amended and Restated Participation Agreement (Fidelity Variable Insurance Products Funds). (21)
(n) Rule 22c-2 Shareholder Information Agreement (Calvert Group) (22)
(o) Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products) (22)
(p) Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust) (22)

(q) Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust) (22)
(r) Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund) (22)
(s) Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust) (22)
(t) Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds) (22)
(u) Rule 22c-2 Shareholder Information Agreement (Universal Institutional Funds, Inc.) (22)
(v) Rule 22c-2 Shareholder Information Agreement (Van Kampen Life Investment Trust) (22)
(w) Rule 22c-2 Shareholder Information Agreement (Van ECK World Wide Insurance Trust) (22)
9.	Administrative Contracts — Not applicable.
10.	Other Material Contracts — Not applicable.
11.	Opinion and consent of Nancy Kane, Esq. (20)
12.	Actuarial Opinion. Not applicable.
13.	Calculations. Not applicable.
14.	Other Opinions.
(a) Consent of Sutherland Asbill & Brennan LLP.
(b) Consent of PricewaterhouseCoopers, L.L.P.
15.	Omitted Financial Statements. No Financial Statements are omitted from Item 24.
16.	Initial Capital Agreements. Not applicable.
17.	Redeemability Exemption.
(a) Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures. (20)
18.	Power of Attorney

(1)          Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.

(2)          Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.

(3)          Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

(4)          Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on October 31, 2001.

(5)          Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 33-45963) as filed with the Commission on February 10, 1998.

(6)          Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on June 19, 1998.

(7)          Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement (File No. 333-60149) filed with the Commission on October 26, 1998.

(8)          Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.

(9)          Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on February 27, 2002.

(10)   Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 33-61599) filed with the Commission on April 25, 2000.

(11)   Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (33-70984) as filed with the Commission on April 20, 2000.

(12)   Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.

(13)   Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 20, 2000.

(14)   Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.

(15)   Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2002.

(16)   Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-45963) as filed with the Commission on February 26, 2003.

(17)   Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2003.

(18)   Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 30, 2003.

(19)   Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-112892) filed with the Commission on February 17, 2004.

(20) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-6 Registration Statement (File No. 333-45963) as filed with the Commission on April 30, 2004.

(21) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-116813) as filed with the Commission on April 28, 2006.

(22) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 27, 2007.

Item 28.   Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns	Chairman of the Board, President, and Director
R. Stephen Briggs	Executive Vice President, Life and Annuity Division and Director
Gary Corsi	Executive Vice President, Chief Financial Officer’ and Director
Carolyn Johnson	Senior Vice President and Chief Operations and Technology Officer, Life and Annuity Division
Carolyn King	Senior Vice President, Acquisitions
Deborah J. Long	Executive Vice President, General Counsel, Secretary
Brent E. Griggs	Senior Vice President, Asset Protection Division
Wayne E. Stuenkel	Senior Vice President and Chief Actuary
Judy Wilson	Senior Vice President, Stable Value Products
Richard J. Bielen	Executive Vice President, Chief Investment Officer, Treasurer and Director
Carl S. Thigpen	Executive Vice President, Chief Mortgage and Real Estate Officer and Assistant Secretary
John B. Deremo	Senior Vice President, Life and Annuity Division
Alan E. Watson	Senior Vice President, Life and Annuity Division
Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer
Wayne D. Hall	Vice President, Acquisitions Administration

*                    Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 29.   Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2006 (File No. 001-11339) filed with the Commission on March 1, 2007.

Item 30.   Indemnification.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life’s directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC’s Directors’ and Officers’ Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.   Principal Underwriter.

(a)          Other Activity. Investment Distributors, Inc. (“IDI”) is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the PIC Fund, the Protective Variable Annuity Separate Account, and the Variable Annuity Separate Account A of Protective Life.

(b)         Management. The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President, Secretary and Director	Vice President, IDG Operations, Life and Annuity Division
R. Stephen Briggs	Vice President and Director	Executive Vice President, Life and Annuity Division and Director
Kevin B. Borie	Director	Vice President and Actuary, Life and Annuity Division
Cindy McGill	Assistant Secretary	Director II, Life and Annuity Division
Bonnie Miller	Assistant Secretary	Second Vice President, Life and Annuity Division
Gary Carroll	Chief Compliance Officer and Director	Second Vice President, Compliance, Life and Annuity Division
Thomas R. Barrett	Chief Financial Officer and Director	Director of Operational Accounting, Life and Annuity Division
Julena Johnson	Assistant Compliance Officer	Compliance Auditor II, Life and Annuity Division
Barry K. Brown	Assistant Secretary	Assistant Vice President, LLC Commissions
Jason P. Dees	Assistant Financial Officer	Staff Accountant II, Life and Annuity Division

*                    Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)          Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	None	None	N/A	N/A

Item 32.   Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of theInvestment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 33.   Management Services.

All management contracts are discussed in Part A or Part B.

Item 34.   Fee Representation.

Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 26, 2007.

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT (Registrant)
By:	/s/ JOHN D. JOHNS John D. Johns, Chairman of the Board and President Protective Life Insurance Company
PROTECTIVE LIFE INSURANCE COMPANY (Depositor)
By:	/s/ JOHN D. JOHNS John D. Johns, Chairman of the Board and President Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN D. JOHNS John D. Johns	Chairman of the Board, President and Director (Principal Executive Officer)	April 26, 2007
/s/ GARY CORSI Gary Corsi	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	April 26, 2007
/s/ STEVEN G. WALKER Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	April 26, 2007
* R. Stephen Briggs	Director

*By:	/s/ DAVID LOPER David Loper Attorney-in-Fact	April 26, 2007

Exhibit List

7(c).	List of Reinsurers.
14(a).	Consent of Sutherland Asbill & Brennan, LLP.
14(b).	Consent of PricewaterhouseCoopers, L.L.P.
18.	Power of Attorney.